As filed with the Securities and Exchange Commission on May 28, 2014

Investment Company Act File No. 811-22973

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

AMG PANTHEON PRIVATE EQUITY FUND, LLC

(Exact Name of Registrant as Specified in its Charter)

800 Connecticut Avenue

Norwalk, Connecticut 06854

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 835-3879

AMG Funds LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(Name and address of agent for service)

Copy to:

Gregory C. Davis

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111-4006

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), since such interests will be issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act. Investment in the Registrant may be made only by individuals or entities that are “accredited investors” within the meaning of Regulation D under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in the Registrant.

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

AMG Pantheon Private Equity Fund, LLC

LIMITED LIABILITY COMPANY UNITS

A registration statement to which this Confidential Private Placement Memorandum (“Confidential Memorandum”) relates has been filed by AMG Pantheon Private Equity Fund, LLC (the “Fund”) pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, units of beneficial interest (the “Units”) of the Fund are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), since such Units will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act. Investment in the Fund may be made only by individuals or entities that are “accredited investors” within the meaning of Regulation D under the Securities Act. This Confidential Memorandum does not constitute an offer to sell, or the solicitation of an offer to buy, any Units. Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Units.

The Units of the Fund described in this Confidential Memorandum have not been and will not be registered under the Securities Act or the securities laws of any of the States of the United States. The offering contemplated by this Confidential Memorandum will be made in reliance upon an exemption from the registration requirements of the Securities Act for offers and sales of securities which do not involve any public offering, and analogous exemptions under state securities laws.

This Confidential Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy, and there shall not be any sale of Units, in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation, or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Confidential Memorandum. Prospective investors should not rely on any information not contained in this Confidential Memorandum or the appendices hereto.

This Confidential Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Units of the Fund described herein, and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document). Notwithstanding the foregoing, but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor may disclose to any and all persons, without limitation, the tax treatment and tax structure of the Fund and the offering of its Units and all materials of any kind that are provided to the investor relating to such tax treatment and structure.

Prospective investors should not construe the contents of this Confidential Memorandum as legal, tax, or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund for such investor.

Purchasers of Units of the Fund will become bound by the terms and conditions of the Limited Liability Company Agreement of the Fund (the “LLC Agreement”). A copy of the LLC Agreement is attached as Appendix A to this Memorandum.

Units are speculative and illiquid securities involving substantial risk of loss. Units are not listed on any securities exchange, and it is not anticipated that a secondary market for Units will develop. Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. Although the Fund may offer to repurchase Units from time to time, Units will not be redeemable at an investor’s sole option nor will they be exchangeable for units or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Units. Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

None of the Securities and Exchange Commission, the Commodity Futures Trading Commission, or any state securities commission has approved or disapproved the Fund’s Units or passed upon the adequacy of the disclosure in this Confidential Memorandum. Any representation to the contrary is a criminal offense. This is intended to be a private offering made pursuant to the exemptions provided by Rule 506 under Section 4(2) of the Securities Act.

SUMMARY OF TERMS

The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the LLC Agreement (referred to herein) and the Subscription Booklet (referred to herein), each of which should be read carefully and retained for future reference.

The Fund	AMG Pantheon Private Equity Fund, LLC (the “Fund”) is a newly-formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment adviser is Pantheon Ventures (US) LP (the “Adviser”). The Fund intends to qualify and elect to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund is an appropriate investment only for those investors (“Investors”) who can tolerate a high degree of risk and do not require a liquid investment.

The Fund will initially offer a single class of units of beneficial interest (“Units”) designated as “Advisory Class Units” to investors eligible to invest in the Fund. The Fund expects to submit to the Securities and Exchange Commission (“SEC”) an application for an exemptive order to permit the Fund to offer additional classes of Units besides the Advisory Class Units. If the Fund’s application is granted, the Fund presently intends to offer a second class of Units and may offer other classes of Units as well. Each class of Units will have certain differing characteristics, particularly in terms of the sales charges that Investors in that class may bear, and the distribution fees and transfer agency fees that each class may be charged.

Investment Objective and Strategies	The Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest substantially all of its assets in AMG Pantheon Private Equity Master Fund, LLC (the “Master Fund”), a Delaware limited liability company also registered under the 1940 Act as a non-diversified, closed-end management investment company. The Master Fund has the same investment objective and identical investment policies as those of the Fund. This form of investment structure is commonly known as a “master-feeder fund” arrangement. The Adviser also acts as investment adviser to the Master Fund. Except as otherwise provided, references to the Fund’s investments or Investment Funds also will refer to the Master Fund’s investments for the convenience of the reader.

The Master Fund expects to invest primarily in private equity investments, including primary and secondary investments in private equity, infrastructure, and other private asset funds (“Investment Funds”) and co-investments in portfolio companies.

The Adviser believes that the Fund’s investment program will offer a unique approach to private equity investing for “accredited investors” who previously have not had access to high quality private equity Investment Funds. In pursuing the Fund’s investment objective, the Adviser will allocate capital across primary and secondary investments in Investment Funds and co-investments in portfolio companies. The Adviser will seek to invest across a broad spectrum of Investment Funds (e.g., buyout, growth capital, special situations, credit, private infrastructure, real estate, real assets, and other private asset funds), diversified by geography (e.g., North America, Europe, Asia, and emerging markets) and vintage year (i.e., the year in which an Investment Fund begins investing). The Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, paying fund of funds level incentive fees, meeting large minimum commitment amounts, and receiving tax reporting on potentially late Schedule K-1s.

To maintain liquidity and to fund Investment Fund capital calls, the Master Fund will invest in exchange-traded funds (“ETFs”) designed to track equity indexes and, to a lesser extent, in cash and short-term securities. In addition, the Fund may use derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of its ETF investments.

The Fund

The Fund is a specialized investment vehicle that may be referred to as a registered private investment fund. The Fund is similar to an unregistered private investment fund in that (i) Units will be sold in comparatively large minimum denominations in private placements solely to high net worth individual and institutional investors, and will be subject to restrictions on transfer; and (ii) the Fund will pay, and Investors will bear, an asset-based investment management fee, and will be subject indirectly to asset-based fees, carried interests, and incentive allocations charged by the underlying Investment Funds in which the Master Fund may invest.

Each underlying Investment Fund is, or will be, managed by the general partner or manager (or equivalent) of the Investment Fund (such general partner, manager, or equivalent in respect of any

Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The Master Fund may allocate assets to Investment Funds that focus on buyout, growth capital, special situations, credit, real estate, real assets, private infrastructure investments, and/or other private assets. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid-, large-, or mega-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large- and mega-cap segment. Growth capital typically involves minority investments in established companies with strong growth characteristics and typically does not utilize much, if any, leverage. Companies that receive growth capital investments typically are profitable businesses that need capital for organic and acquisition growth strategies and shareholder liquidity. Special situations investments may include debt investments that provide a middle level of financing below the senior debt level and above the equity level. A typical special situations investment may include a loan to a borrower, together with equity in the form of warrants, common stock, preferred stock or some other form of equity investment. In addition, special situations investments may include other forms of investment not described herein, such as distressed debt, infrastructure, energy or utility investments and turnaround investments. The special situations investments to which the Master Fund may allocate its assets may be low grade or unrated debt securities (i.e., “high yield” or “junk” bonds). Credit investments may include investments in senior secured bank loans through structured vehicles and other investment products. Real estate investments may include single-property real estate opportunities in the United States and abroad and large-cap companies with real estate portfolios. Private infrastructure may include companies and funds that focus on utilities infrastructure (e.g., conventional and renewable power and transmission, electricity, gas and water networks) and/or transportation infrastructure (e.g., airports, ports, railways, and roads). Investments in real assets may provide exposure to real estate, commodities, natural resources (such as agriculture and timber), infrastructure, and precious metals. Other private asset investments may include opportunities in other assets.

Types of private equity investments that the Fund may make include:

•     Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Most private equity fund sponsors raise new funds only every two to four years, and many top-performing funds are closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. Primary investments typically exhibit “J-curve” performance, in which their net asset value typically declines moderately during the early years of the private equity fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the private equity fund matures and as portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions. There can be no assurance, however, that any or all primary investments made by the Master Fund will exhibit this pattern of investment returns. Primary investments are usually ten to thirteen years in duration, while underlying investments in portfolio companies generally have a three to seven year duration, if not longer.

•     Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period. Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern. As a result, their investment returns may not exhibit a pronounced J-curve pattern expected of primaries in their early stages. There can be no assurance, however, that any or all secondary investments made by the Master Fund will exhibit this pattern of investment development.

•     Direct Investment/Co-Investments. Direct investments involve acquiring an interest in securities issued by an operating company. Such investments are typically made as co-investments alongside private equity funds, and are usually structured such that the lead investor holds a controlling interest. Direct investments and co-investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees.

Investment Strategies

The principal elements of the Adviser’s investment strategy include: (i) allocating the assets of the Master Fund across Investment Funds, portfolio companies, and other assets; (ii) seeking to secure access to attractive investment opportunities that the Adviser believes offer attractive value; (iii) seeking to manage the Master Fund’s investment level and liquidity using the Adviser’s commitment strategy; and (iv) seeking to manage risk through ongoing monitoring of the Master Fund’s portfolio.

Allocation. Just as in public equity markets, the Adviser believes that asset allocation across private equity market segments is a cornerstone of long-term portfolio performance. The Adviser seeks to implement a proactive approach to portfolio construction driven by diversification across managers, stages, vintages, geographies, and industries.

Access. The Fund will provide Investors with access to Investment Funds, and direct investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.

Commitment Strategy. The Adviser intends to manage the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment. Commitments to private equity funds generally are not immediately invested. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments are identified—a process that may take a period of several years. As a result, without an appropriate commitment strategy, a significant investment position could be difficult to achieve. The Adviser will seek to address this challenge using a commitment strategy designed to provide an appropriate investment level. The Adviser anticipates that the Master Fund initially will be comprised of mainly secondary investments and co-investments and will evolve over time to include primary investments. Furthermore, the Master Fund may commit to invest in private equity investments—both primaries and secondaries—in an aggregate amount that exceeds the Master Fund’s then-current assets (i.e., to “over-commit”) to provide an appropriate investment level.

The commitment strategy will aim to sustain a high level of investment where possible by making commitments based on anticipated future distributions from investments. The commitment strategy will also take other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Units by Investors and any distributions made to Investors. To forecast portfolio cash flows, the Adviser will utilize a model that incorporates historical data, actual portfolio observations, insights from the Investment Fund Managers and forecasts by the Adviser. The commitment strategy—and, specifically, the “over-commitment” strategy—carries a degree of risk. See “Types of Investments and Related Risk Factors—Commitment Strategy.”

Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Adviser seeks to maintain close contact with the Investment Fund Managers with whom it invests, and to monitor the performance of Investment Funds and developments at the individual portfolio companies that are material positions in the Investment Funds held by the Fund. By tracking commitments, capital calls, distributions, valuations, and other pertinent details, the Adviser will seek to recognize potential issues and to take appropriate action.

The Adviser intends to use a range of techniques to reduce the risk associated with the commitment strategy. These techniques may include, without limitation, (i) diversifying commitments across several geographies and vintage years; (ii) allocating capital among primary investments, secondary investments, and co-investment opportunities; (iii) actively managing cash and liquid assets; (iv) actively monitoring cash flows; (v) seeking to establish a credit line to provide liquidity to satisfy tender requests and capital call obligations, consistent with the limitations and requirements of the 1940 Act; (vi) seeking to invest in ETFs, cash, and short-term securities to provide liquidity to satisfy tender requests and capital calls, consistent with the limitations and requirements of the 1940 Act; and (vii) seeking the use of derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of its ETF investments.

To enhance the Master Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by Investors, the Adviser may from time to time sell certain of the Master Fund’s assets (including, during adverse market conditions, selling investments in Investment Funds at a discount).

The Master Fund is expected to hold liquid assets to the extent required for purposes of liquidity management. The Fund may borrow for investment purposes. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the “Asset Coverage Requirement”). This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

The Adviser and its personnel use a range of resources to identify and source the availability of promising Investment Funds. The Adviser’s diligence process focuses on risk management, investment, and operational diligence. The Adviser incorporates both bottom-up and top-down analyses in the investment process, which is designed to identify those investments with the greatest potential to deliver superior performance, while being mindful of the need for adequate diversification and risk management. The bottom-up process seeks to identify the relevant strengths and weaknesses of each potential Investment Fund Manager, while the top-down process seeks to analyze whether each manager fits within the agreed overall target allocations for the strategy. The Adviser will select investment strategies and Investment Funds on the basis of availability, pricing in the case of secondaries, and various qualitative and quantitative criteria, including the Adviser’s analysis of actual and projected cash flows and past performance of an Investment Fund during various time periods and market cycles; and the Investment Fund Managers’ reputation, experience, expertise, and adherence to investment philosophy. During this diligence process, the Adviser reviews offering documents, financial statements, regulatory filings and client correspondence, and may conduct interviews with senior personnel of existing Investment Fund Managers. In particular, the Adviser expects to regularly communicate with Investment Fund Managers and other personnel about the Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, categories of private equity, risk management and general market trends. This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback, as additional investments, secondary investments and new primary investments with a particular Investment Fund Manager are considered. The Adviser may also perform background and reference checks on Investment Fund personnel.

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser will seek to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.

In allocating the Master Fund’s capital, the Adviser will attempt to benefit from the strong performance track record of various Investment Funds and Investment Fund Managers, combined with access to new and existing Investment Funds. Generally, the Adviser will seek to invest no more than 25% of the Master Fund’s capital, measured at the time of investment, in any one Investment Fund. In addition, the Fund’s investment in any one Investment Fund will be limited to no more than 25% of the Investment Fund’s economic interests, measured at the time of investment.

The Adviser may invest the Master Fund’s assets in Investment Funds that engage in investment strategies other than those described in this Confidential Memorandum, and may sell the Master Fund’s portfolio holdings at any time.

The Fund will invest substantially all of its assets in the Master Fund (“Master Fund Interests”). The Fund is a non-diversified, closed-end management investment company for purposes of the 1940 Act. Each of the Fund and the Master Fund intend to elect and to qualify and be treated as a regulated investment company (“RIC”) under the Code. To qualify and to be treated as a RIC under the Code, each of the Fund and the Master Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that it controls and that are engaged in the same, similar or related trades or businesses or one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year. With respect to these limitations and restrictions imposed by the Code, the Master Fund will be required to look through to the income, assets and investments of certain Investment Funds. See “Types of Investments and Related Risk Factors—Tax Risks.”

The Investment Funds are not subject to the Master Fund or the Fund’s investment restrictions and are generally subject to few investment limitations. To the extent permitted by the 1940 Act, the Fund and/or the Master Fund may borrow for investment purposes.

Borrowing	The Fund and the Master Fund are each authorized to borrow money in connection with its investment activities, subject to the limits of the Asset Coverage Requirement (as defined below). The Fund and the Master Fund may borrow money for investment purposes, to pay operating expenses, to satisfy repurchase requests from Investors, and to otherwise provide the Fund and the Master Fund with temporary liquidity. Such borrowing may be accomplished through credit facilities, derivative instruments, or by other means.

The Investment Funds may utilize leverage in their investment activities. However, the Investment Funds’ borrowings are not subject to the Asset Coverage Requirement. Accordingly, the Fund and the Master Fund, through investments in the Investment Funds, may be exposed to the risk of highly leveraged investment programs. See “Types of Investments and Related Risk Factors.”

Distribution Policy	The Fund generally will pay dividends on the Units at least annually in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund will also distribute substantially all net capital gain realized on investments to Investors at least annually.

Dividends and capital gain distributions paid by the Fund will be reinvested in additional Units of the Fund unless an Investor opts out (elects not to reinvest in Units). Investors may elect initially not to reinvest by indicating that choice on the Subscription Booklet (as defined below). Thereafter, Investors are free to change their election at any time by contacting BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) (or, alternatively, by contacting their financial advisor, who will inform the Fund). Units purchased through reinvestment will be issued at their net asset value on the ex-dividend date (which is generally expected to be the last business day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right, in its sole discretion, to suspend or limit at any time the ability of Investors to reinvest distributions.

Potential Benefits of Investing in the Fund	Through the Fund, “accredited investors” will have access to Investment Fund Managers whose services typically are not available to the investing public, or who may otherwise restrict the number and type of persons whose money will be managed. Investing in the Fund also permits Investors to invest with Investment Fund Managers without being subject to the high minimum investment requirements typically imposed by such Investment Fund Managers. Investment minimums for Investment Funds typically range between $5 million and $20 million.

The Master Fund’s investments in secondaries—which typically already have invested in portfolio companies and, therefore, are viewed as more mature investments than primaries and further along in their development pattern—may reduce the impact of the J-curve associated with private equity investing.

As described above, the Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, paying fund of funds level incentive fees, meeting large minimum commitment amounts and receiving tax reporting on potentially late Schedule K-1s. Because the Fund intends to qualify as a RIC under Subchapter M of the Code, it is expected to provide simpler tax reports to Investors on Form 1099. In addition, if the Fund qualifies as a RIC, the Fund potentially will block unrelated business taxable income for benefit plan investors and other investors that are generally otherwise exempt from payment of U.S. federal income tax. In order to so qualify, the Master Fund may structure its investments in a way involving tax inefficiencies.

The Offering	The Fund is offering Units on a continuous basis. Advisory Class Units will be offered at an initial price of $10 per Advisory Class Unit. The initial closing date for subscriptions for Advisory Class Units is currently anticipated to be on or about October 1, 2014 (the

“Initial Closing Date”). Subsequent to the Initial Closing Date, Advisory Class Units and, subject to SEC approval of the Fund’s exemptive application, other classes of Units, may be purchased as of the first business day of each month based upon the Fund’s then current net asset value. Each date on which Units are delivered is referred to as a “Closing Date.” Each prospective Investor will be required to complete a subscription booklet and confidential investor questionnaire (together, the “Subscription Booklet”) certifying that the Units being purchased are being acquired by an Eligible Investor (defined herein). Subscriptions received by the Fund will be held in a non-interest-bearing escrow account by the Fund’s escrow agent. If the Initial Closing Date does not occur by March 31, 2015, the Fund’s escrow agent will return to subscribers the amount of their subscriptions, without interest.

With respect to the Master Fund, an affiliated entity of the Sponsor may make an initial seed capital contribution to the Master Fund. Such contribution will not be subject to a two-year lock-up and may be redeemed through repurchase offers by the Master Fund as the Fund increases in size.

Board of Directors	The Board of Directors (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Directors are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser (“Independent Directors”). The Master Fund’s Board of Directors (the Master Fund Board”), which currently has the same composition as the Board, has overall responsibility for monitoring and overseeing the Master Fund’s investment program and its management and operations. See “Management of the Fund.”

The Adviser	Pantheon Ventures (US) LP serves as the Fund’s and Master Fund’s investment adviser (the “Adviser”). The Adviser is a limited partnership organized under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Affiliated Managers Group, Inc. is a controlling person of the Adviser for purposes of the 1940 Act.

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser that is effective for an initial term expiring two years after the Fund commences investment operations. Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board. The Board, or the Fund’s Investors, may terminate the Investment Advisory Agreement on sixty (60) days’ prior written notice to the Adviser.

The Master Fund has entered into a similar investment advisory agreement with the Adviser with similar terms (other than compensation) and a similar renewal and termination process.

Management Fee

Through its investment in the Master Fund, the Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. In consideration for such services, the Master Fund will pay the Adviser a monthly fee measured as of the end of each month (the “Management Fee”) at the annual rate of 1.25% of the Master Fund’s net asset value, determined before giving effect to the payment of the Management Fee being calculated or to any purchases or repurchases of interests of the Master Fund or any distributions by the Master Fund. The Management Fee is paid to the Adviser out of the Master Fund’s assets and, therefore, decreases the net profits or increases the net losses of the Fund. For purposes of determining the Management Fee payable to the Adviser for any month, net asset value is calculated as the value of the total assets of the Master Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

The Management Fee is in addition to the asset-based fees, carried interests, expenses, incentive allocations, or fees charged by the Investment Funds and indirectly borne by Fund Investors.

It is possible the Fund will be required to treat certain shareholders as receiving distributions equal to certain of the Fund’s direct and indirect expenses, including the Management Fee and certain other advisory expenses, subject to possible limitations on deductions. See “Certain Tax Considerations – Expenses Subject to the 2% ‘Floor’ and Special Pass-Through Rules” for more details.

Other Fees and Expenses	The Fund, and, therefore, Investors, will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement, and, through its investment in the Master Fund, a pro-rata portion of the operating expenses of the Master Fund, including any charges, allocations and fees to which the Fund is subject as an investor in the Investment Funds. The Fund and the Master Fund are expected to incur aggregate organizational and offering expenses of approximately $775,000 in connection with this offering. It is expected that, for purposes of calculating net asset value, the Fund’s offering costs will be capitalized and amortized over the 12-month period beginning on the Initial Closing Date. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Units. The Fund, by investing in the Investment Funds, will indirectly bear its pro rata share of the expenses incurred in the business of the Investment Funds. The Investment Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00%, and approximately 20% of net profits as a carried interest allocation. See “Summary of Fund Expenses” and “Fees and Expenses.”

Expense Limitation and Reimbursement Agreement	The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund for a one-year term beginning on the Initial Closing Date and ending on the one year anniversary thereof (the “Limitation Period”) to waive the Management Fee payable by the Master Fund and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s interest in the Master Fund) during the Limitation Period such that the Fund’s total annual operating expenses (exclusive of certain “Excluded “Expenses” listed below) do not exceed 2.00% per annum of the Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the Fund’s proportional share of (a) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which the Master Fund invests (including all acquired fund fees and expenses); (b) transaction costs, including legal costs and brokerage commissions, of the Master Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments; (c) interest payments incurred by the Master Fund, (d) fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund; (e) taxes of the Master Fund; and (f) extraordinary expenses (as determined in the sole discretion of the Adviser) of the Master Fund; and (ii) (a) any investment management fee paid by the Fund; (b) acquired fund fees and expenses of the Fund; (c) transaction costs, including legal costs and brokerage commissions, of the Fund; (d) interest payments incurred by the Fund; (e) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (f) the Distribution and/or Service Fee paid by the Fund; (g) taxes of the Fund; and (h) extraordinary expenses (as determined in the sole discretion of the Adviser) of the Fund. To the extent that the Fund’s total annual operating expenses for any month exceed the Expense Cap, the Adviser will pay, waive, or reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser undertakes an Expense Cap with respect to the Fund, the Fund will be obligated to pay the Adviser all amounts paid, waived, or reimbursed by the Adviser with respect to the Fund pursuant to such Expense Cap, provided that the amount of such additional payment in any year, together with all expenses of the Fund (whether borne directly or indirectly through and in proportion to the Fund’s interest in the Master Fund), in the aggregate, would not cause the Fund’s total annual operating expenses, whether borne directly or indirectly through and in proportion to the Fund’s interest in the Master Fund, exclusive of Excluded Expenses, in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Fund will be made with respect to amounts paid, waived, or reimbursed by the Adviser more than thirty-six (36) months after the date the Fund accrues a liability with respect to such amounts paid, waived, or reimbursed by the Adviser.

Conflicts of Interest	The Adviser, the Investment Fund Managers, and their respective affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund.

Placement of Units

In addition to the placement of Units through AMG Distributors, Inc., the Fund’s placement agent (the “Placement Agent”), the Fund itself may also accept offers to purchase Units that it receives directly from Investors. The Fund is not obligated to sell any Units, including those that have not been placed with Eligible Investors (defined herein).

The Fund will pay the Placement Agent an ongoing fee (the “Distribution and/or Service Fee”) at an annualized rate of 0.25% of the net assets of the Fund as of the end of each month for distribution and investor services provided to Investors (such as responding to Investor inquiries and providing information regarding investments in the Fund; processing purchase, exchange, and redemption requests by beneficial owners; placing orders with the Fund or its service providers; providing sub-accounting with respect to Units beneficially owned by Investors; and processing dividend payments for the Fund on behalf of Investors). The Placement Agent may pay all or a portion of the Distribution and/or Service Fee to selling agents and other financial intermediaries (“Selling Agents”) that provide distribution and investor services to investors.

In addition, the Adviser or Placement Agent may compensate certain Selling Agents, out of its own assets and not as an additional charge to the Fund or the Master Fund, in connection with the sale and distribution of the Units and also in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients, and the inclusion on preferred provider lists.

Eligible Investors	To purchase Units of the Fund, a prospective investor will be required to certify that the Units are being acquired directly or indirectly for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Investors who are “accredited investors” are referred to in this Confidential Memorandum as “Eligible Investors.” Existing Investors seeking to purchase additional Units will be required to qualify as “Eligible Investors” at the time of the additional purchase.

Each prospective Investor must submit a completed Subscription Booklet certifying, among other things, that the Investor is an Eligible Investor and will not transfer the Units purchased except in the limited circumstances permitted. The Adviser or Administrator may from time to time impose stricter or less stringent eligibility requirements. If a Subscription Booklet is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date and will be held in a non-interest-bearing escrow account by the Fund’s escrow agent until the next Closing Date.

An investment in the Fund involves a considerable amount of risk. An Investor may lose money. Before making an investment decision, a prospective Investor should (i) consider the suitability of this investment with respect to the Investor’s investment objectives and personal situation and (ii) consider factors such as the Investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Units of the Fund.

Valuation	The Investment Funds will invest a large percentage of their assets in certain securities and other financial instruments that do not have readily ascertainable market prices. Procedures approved by the Board of the Fund and the Master Fund provide that valuations for Investment Funds will be determined based in part on estimated valuations provided by Investment Fund Managers and also on valuation recommendations provided by the Adviser pursuant to a valuation methodology that incorporates general private equity pricing principles and, for certain securities, may also incorporate a proprietary valuation model with a fundamental overlay, under the ultimate direction and approval of a pricing committee comprised of Independent Directors of the Fund (the “Pricing Committee”). Investment Fund Managers typically provide estimated valuations on a quarterly basis whereas the Adviser will consider valuations on an ongoing basis and will recommend valuations on a monthly basis using its valuation methodology. However, while any model that may be used would be designed to assist in confirming or adjusting valuation recommendations, the Adviser will not be able to confirm with certainty the accuracy of the Investment Fund Managers’ valuations until the Funds receive the Investment Funds’ audited annual financial statements and, as with all models, any imperfections, errors, or limitations in the model could affect the ability of the Fund to accurately value Investment Fund assets.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions	The Fund is organized as a closed-end management investment company. Unlike open-end management investment companies (commonly known as “mutual funds”), investors in closed-end funds do not have the right to redeem their units on a daily basis. To meet daily redemption requests, mutual funds must comply with more stringent regulations than closed-end funds.

The Fund will not be listed on a national stock exchange, and no market for the Fund’s Units is expected to develop. In addition, Units are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for Investors who can bear the risks associated with the limited liquidity of the Units and should be viewed as a long-term investment. See “Types of Investments and Related Risk Factors—Limitations on Transfer; Units Not Listed; No Market for Advisory Class Units” and “Repurchases of Units and Transfers.”

Repurchases of Units by the Fund	Investors do not have the right to require the Fund to redeem their Units. To provide a limited degree of liquidity to Investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that, it will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, commencing with the first fiscal quarter after two full years of Fund operations, with such repurchases to occur as of the last day of March, June, September, and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

Since all or substantially all of the Fund’s assets will be invested in the Master Fund, the Fund does not expect to conduct a repurchase offer of Units unless the Master Fund contemporaneously conducts a repurchase offer of its units.

If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Units tendered, or take any other action permitted by applicable law. In addition, the Fund may repurchase Units of Investors if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund.

The Master Fund will make repurchase offers, if any, to all holders of Master Fund Interests, including the Fund. The Fund does not expect to make a repurchase offer that is larger than the portion of the Master Fund’s corresponding repurchase offer expected to be available for acceptance by the Fund. Consequently, the Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers. Such repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities. The Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Investment Funds and is not able to do so in a timely manner.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of the Units. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining Investors. Units tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Summary of Taxation	The Fund and the Master Fund intend to qualify and elect to be treated as RICs under Subchapter M of the Code, which generally will relieve the Fund and the Master Fund of any liability for federal income tax to the extent each of their income is timely distributed to their investors. In order to qualify for treatment as a RIC, the Fund and Master Fund must, among other things, satisfy a diversification, 90% gross income and distribution requirement. The Fund generally expects to satisfy the requirements to qualify and be eligible to be treated as a RIC, provided that the Master Fund also meets these requirements; the Fund currently expects that the Master Fund will meet these requirements. Nonetheless, there can be no assurance that either the Fund or the Master Fund will so qualify and be eligible.

Certain of the Investment Funds in which the Fund (through the Master Fund) invests may be classified as partnerships for U.S. federal income tax purposes. For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will likely be required to look through to the character of the income, assets and investments held by such Investment Funds. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest. Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If the Fund or Master Fund were to fail to qualify as a RIC or to satisfy the distribution requirement in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of earnings and profits would be taxable to Investors as ordinary income. In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make distributions (which could be subject to interest charges) before requalifying as a RIC that is accorded special tax treatment.

Distributions from the Fund generally will be taxable to Investors as ordinary income or net capital gains, whether or not such distributions are reinvested in Units. An Investor that is not subject to tax on its income will generally not be required to pay tax on amounts distributed to it by the Fund, provided that such Investor’s acquisition of its Units is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform Investors of the amount and character of its distributions to Investors.

See “Certain Tax Considerations” and “Types of Investments and Related Risk Factors—Tax Risks” below for additional information.

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and Section 4975 of the Code, and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Units. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes an Investor, solely as a result of the ERISA Plan’s investment in the Fund.

Reports to Investors	The Fund will furnish to Investors, as soon as practicable after the end of each taxable year, information on Form 1099 as required by law to assist the Investors in preparing their tax returns. The Fund will also prepare and transmit to Investors unaudited semi-annual reports and audited annual reports (when each becomes available) within sixty (60) days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Reports regarding the Fund’s operations during each quarter are posted to the Fund’s website, as well as monthly performance updates that focus on quantitative performance.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

Risk Factors	While the benefits of investing in private equity may be considerable, private equity is not for everyone. Private equity investments involve significant risks, including a total loss of capital. The risks associated with private equity arise from several factors including: limited diversification, the use of leverage, limited liquidity and capital calls made on short notice (failure by the Fund to meet capital call obligations may result in significantly negative consequences including a total loss of investment). Additional risks involved in investing in the Fund include:

General Risks

• Loss of capital, up to the entire amount of an Investor’s investment.

• Investing in a Fund and a Master Fund that have no operating history, and in Investment Funds that may also be newly organized and therefore have no, or only limited, operating histories.

•   The Fund’s Units represent illiquid securities of an unlisted closed-end fund, are not listed on any securities exchange or traded in any other market, and are subject to substantial limitations on transferability.

• The Adviser and Investment Fund Managers may face conflicts of interest.

Investment Program Risks

•    The Fund’s performance depends upon the performance of the Master Fund and the Investment Fund Managers and selected strategies, the adherence by such Investment Fund Managers to such selected strategies, the instruments used by such Investment Fund Managers and the Adviser’s ability to select Investment Fund Managers and strategies and effectively allocate Master Fund assets among them. The Fund is organized to provide Investors with a multi-strategy investment program and not as an indirect way to gain access to any particular Investment Fund.

•    The Fund’s investment portfolio through the Master Fund will consist of Investment Funds which hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

•    The securities in which an Investment Fund Manager may invest may be among the most junior in a portfolio company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

•    Subject to the limitations and restrictions of the 1940 Act, the Fund and the Master Fund may borrow money for investment purposes—i.e., utilize leverage—to satisfy repurchase requests and for other temporary purposes, which may increase the Fund’s volatility.

•    Subject to the limitations and restrictions of the 1940 Act, the Master Fund may use derivative transactions, primarily equity options and swaps, for hedging purposes. Options and swaps transactions present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of options and swaps transactions for hedging purposes by the Master Fund could present significant risks, including the risk of losses in excess of the amounts invested.

• An Investment Fund Manager’s investments, depending upon strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

•   Fund Investors will bear two layers of fees and expenses: asset-based fees and expenses at the Fund and the Master Fund level, and asset-based fees, carried interests, incentive allocations or fees and expenses at the Investment Fund level.

•   The Fund is a non-diversified fund, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

• Fund Investors will have no right to receive information about the Investment Funds or Investment Fund Managers, and will have no recourse against Investment Funds or their Investment Fund Managers.

• Each of the Fund and the Master Fund intend to qualify as a RIC under the Code but may be subject to income tax liability if it fails so to qualify.

•   The Fund and the Master Fund are subject to the risk that Investment Fund Managers may not provide information sufficient to ensure that each of the Fund and the Master Fund qualify as a RIC under the Code.

•   The Fund is subject to, and indirectly invests in Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to private equity funds, such as the Investment Funds, hedge funds, and real estate funds.

• The Fund may invest indirectly a substantial portion of its assets in Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy.

•   The Fund’s investments in Investment Funds (which will constitute a vast majority of the Fund’s investments), and many of the investments held by the Investment Funds, will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. Neither the Adviser nor the Board will be able to confirm independently the accuracy of the Investment Fund Managers’ valuations (which are unaudited, except at year-end). This risk is exacerbated to the extent that Investment Funds generally provide valuations only on a quarterly basis. While such information is provided on a quarterly basis, the Fund will provide valuations, and will issue Units, on a monthly basis.

•   The Master Fund may not be able to vote on matters that require the approval of Investment Fund investors, including matters that could adversely affect the Master Fund’s investment in such Investment Fund.

• The Fund may receive from an Investment Fund an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

• The Master Fund may invest in a number of Investment Funds, resulting in investment-related expenses that may be higher than if the Fund invested in only one Investment Fund.

• Investment Funds located outside of the U.S. may be subject to withholding taxes in such jurisdictions, which may reduce the return of the Fund and its Investors.

•   Investment Funds will not be registered as investment companies under the 1940 Act, and, therefore, the Fund and Fund Investors, as indirect Investors in such Investment Funds, may not avail themselves of 1940 Act protections.

• The Fund and the Master Fund will be registered as investment companies under the 1940 Act, which may limit such funds’ investment flexibility compared to a fund that is not so registered.

• Investment Fund Managers may invest the Investment Funds’ assets in securities of early-stage venture investments which may result in or contribute to significant losses to the Fund.

•   To maintain liquidity and to fund Investment Fund capital calls, the Master Fund will invest in ETFs designed to track equity indexes and, to a lesser extent, in cash and short-term securities. The Adviser expects that, even when the Master Fund is fully invested, up to approximately 30% of the Master Fund’s assets will consist of liquid assets, including ETFs.

The risks of investment in an ETF typically reflect the risks of the types of instruments in which the ETF invests. When the Master Fund invests in ETFs, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Master Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

The risks of ETFs designed to track equity indexes may include passive strategy risk (the ETF may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry, market sector, country, or currency, which could cause returns to be lower or higher than if an active strategy were used), non-correlation risk (the ETF’s return may not match the returns of the relevant index), equity securities risk (the value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions, and/or economic conditions), market trading risks (the ETF faces market trading risks, including losses from trading in secondary markets and disruption in the creation/redemption process of the ETF, and concentration risk (to the extent the ETF or underlying index’s portfolio is concentrated in the securities of a particular geography or market segment, the ETF may be adversely affected by the performance of that market, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political, or regulatory occurrences affected that market).

•   The Master Fund may maintain a sizeable cash position in anticipation of funding capital calls. To the extent that the Master Fund maintains a sizeable position in cash and short-term securities, it may not contribute the full amount of its commitment to an Investment Fund at the time of its admission to the Investment Fund. Instead, the Master Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Investment Fund.

Holding a sizeable cash position may result in lower returns than if the Master Fund employed a more aggressive “over-commitment” strategy. However, an inadequate cash position presents other risks to the Fund and the Master Fund, including an adverse impact on the Fund’s ability to fund capital contributions, to pay for repurchases of Units tendered by Investors or to meet expenses generally. Moreover, if the Master Fund defaults on its commitment to an Investment Fund or fails to satisfy capital calls to an Investment Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Investment Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Master Fund to pursue its investment program, (ii) force the Master Fund to borrow, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Master Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

•   Investment Fund Managers may invest the Investment Funds’ assets in securities of non-U.S. issuers, including those in emerging markets, and the Master Fund’s assets may be invested in Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities.

•   The Master Fund may invest a significant portion of its assets in private infrastructure fund investments and co-investments, which focus on utilities infrastructure (e.g., conventional and renewable power and transmission, electricity, gas and water networks) and/or transportation infrastructure (e.g., airports, ports, railways, and roads). Concentration in these sectors may subject the Master Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

•   An Investment Fund Manager may focus on a particular industry or sector (e.g., energy, utilities, transportation, financial services, healthcare, real estate, credit, consumer products, natural resources, precious metals, industrials, and technology), which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

•   An Investment Fund Manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

•   An Investment Fund’s assets may be invested in a limited number of securities, or portfolio companies which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if Investments had been made in a larger number of securities.

•   Secondary investments may be acquired based on incomplete or imperfect information, and may expose the Fund to contingent liabilities, counterparty risks, reputational risks and execution risks. Additionally, the absence of a recognized “market” price means that the Master Fund cannot be assured that it is realizing the most favorable price in connection with trades in secondaries.

•   The realization of portfolio company investments made as co-investments may take longer than would the realization of investments under the sole control of the Adviser or the Fund or Master Fund, because the co-investors may require an exit procedure requiring notification of the other co-investors and possibly giving the other co-investors a right of first refusal or other such contractually limiting right.

•   Third-party co-investors may also have economic or business interests or goals that are inconsistent with those of the Fund or Master Fund, or may be in a position to take or block action in a manner contrary to the Fund’s or Master Fund’s investment objectives.

•   The Fund or Master Fund may indirectly make binding commitments to co-investment vehicles without an ability to participate in their management and control and with no or limited ability to transfer its interests in such co-investment vehicles.

•   The Fund and Master Fund also generally will not have control over any of the underlying portfolio companies and will not be able to direct the policies or management decisions of such portfolio companies.

No assurance can be given that the Fund’s investment program will be successful. Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. An investment in the Fund should be viewed only as part of an overall investment program.

See “Types of Investments and Related Risk Factors.”

Application for Units	The stated minimum initial investment in the Fund is $50,000 and the minimum additional investment in the Fund is $10,000, which minimums may be reduced by the Fund in the discretion of the Adviser or Sponsor based on consideration of various factors, including the Investor’s overall relationship with the Adviser or Sponsor, the Investor’s holdings in other funds affiliated with the Adviser or Sponsor, and such other matters as the Adviser or Sponsor may consider relevant at the time. The Fund may accept initial and additional purchases of Units as of the first business day of each calendar month. Purchase proceeds do not represent the Fund’s capital or become the Fund’s assets until the first business day of the relevant calendar month. Any amounts received in advance of initial or additional purchases of Units are placed in a non-interest-bearing account with The Bank of New York Mellon, the custodian to the Fund, prior to the amounts being invested in the Fund. The Fund reserves the right to reject any purchase of Units in certain circumstances (including when the Fund has reason to believe that such purchase would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Investors can expect to bear directly or indirectly. Investors will indirectly bear fees and expenses of the Master Fund, which are reflected in the following chart and in the example below.

Advisory Class(1)
Investor Transaction Expenses
Maximum sales load (as a percentage of purchase amount)	None
Maximum early repurchase fee (as a percentage of repurchased amount)(2)	2.00%

Annual Expenses (as a percentage of net assets attributable to Units)
Management Fee(3)	1.25%
Distribution and/or Service Fee(4)	0.25%
Other Expenses	2.98%
Acquired Fund Fees and Expenses(5)	1.34%
Total Annual Expenses	5.82%

Fee Waiver and Expense Reimbursements(6)	(2.23)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(6)	3.59%

(1)	The Fund initially will only offer Advisory Class Units to investors eligible to invest in the Fund. The offering of additional classes of Units is subject to the application for, and approval by the SEC of, an exemptive order to permit the Fund to issue more than a single class of Units. There is no assurance that the SEC will grant the requested exemptive relief.
(2)	A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an Investor’s Units at any time prior to the day immediately preceding the one-year anniversary of an Investor’s purchase of the Units (on a “first in-first out” basis). An early repurchase fee payable by an Investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Investor. The early repurchase fee will be retained by the Fund for the benefit of the remaining Investors. See “Repurchases of Units and Transfers.”
(3)	A management fee of 1.25% payable by Fund has been fully waived by the Adviser. The Management Fee shown is payable by the Master Fund, but will be borne indirectly by Investors as a result of the Fund’s investment in the Master Fund. The Master Fund will pay the Adviser the Management Fee at the annual rate of 1.25% of the Master Fund’s net asset value. For purposes of determining the Management Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Master Fund, including, without limitation, the Management Fee payable to the Adviser.
(4)	The Fund will pay the Placement Agent the Distribution and/or Service Fee at an annualized rate of 0.25% of the net assets of the Fund as of the end of each month for distribution and investor services provided to Investors (such as responding to Investor inquiries and providing information regarding investments in the Fund; processing purchase, exchange, and redemption requests by beneficial owners; placing orders with the Fund or its service providers; providing sub-accounting with respect to Units beneficially owned by Investors; and processing dividend payments for the Fund on behalf of Investors). The Placement Agent may pay all or a portion of the Distribution and/or Service Fee to Selling Agents that provide distribution and investor services to investors.
(5)	Includes the fees and expenses of the Investment Funds in which the Fund intends to invest based upon estimated net assets of the Fund of $100 million. Some or all of the Investment Funds in which the Fund intends to invest charge carried interests, incentive fees or allocations based on the Investment Funds’ performance. The Investment Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00%, and approximately 20% of net profits as a carried interest allocation. The “Acquired Fund Fees and Expenses” disclosed above are based on historic returns of the Investment Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The 1.34% shown as “Acquired Fund Fees and Expenses” reflects operating expenses of the Investment Funds. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Investment Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Funds.
(6)

The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund for a one-year term beginning on the Initial Closing Date and ending on the one year anniversary thereof (the “Limitation Period”) to waive the Management Fee payable by the Master Fund and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s interest in the Master Fund) during the Limitation Period such that the Fund’s total annual operating expenses

(exclusive of certain “Excluded “Expenses” listed below) do not exceed 2.00% per annum of the Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the Fund’s proportional share of (a) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which the Master Fund invests (including all acquired fund fees and expenses); (b) transaction costs, including legal costs and brokerage commissions, of the Master Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments; (c) interest payments incurred by the Master Fund, (d) fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund; (e) taxes of the Master Fund; and (f) extraordinary expenses (as determined in the sole discretion of the Adviser) of the Master Fund; and (ii) (a) any investment management fee paid by the Fund; (b) acquired fund fees and expenses of the Fund; (c) transaction costs, including legal costs and brokerage commissions, of the Fund; (d) interest payments incurred by the Fund; (e) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (f) the Distribution and/or Service Fee paid by the Fund; (g) taxes of the Fund; and (h) extraordinary expenses (as determined in the sole discretion of the Adviser) of the Fund. To the extent that the Fund’s total annual operating expenses for any month exceed the Expense Cap, the Adviser will pay, waive, or reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser undertakes an Expense Cap with respect to the Fund, the Fund will be obligated to pay the Adviser all amounts paid, waived, or reimbursed by the Adviser with respect to the Fund pursuant to such Expense Cap, provided that the amount of such additional payment in any year, together with all expenses of the Fund (whether borne directly or indirectly through and in proportion to the Fund’s interest in the Master Fund), in the aggregate, would not cause the Fund’s total annual operating expenses, whether borne directly or indirectly through and in proportion to the Fund’s interest in the Master Fund, exclusive of Excluded Expenses, in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Fund will be made with respect to amounts paid, waived, or reimbursed by the Adviser more than thirty-six (36) months after the date the Fund accrues a liability with respect to such amounts paid, waived, or reimbursed by the Adviser.

The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an Investor in the Fund. The “Other Expenses” shown above are estimated based on estimated net assets of the Fund of $100 million. In the event that the net assets of the Fund were to be less than $100 million, the Fund’s estimated expenses as a percentage would be higher than the estimates presented above. For a more complete description of the various costs and expenses of the Fund, see “Fees and Expenses.”

Example

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$36	$153	$268	$548

The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a Delaware limited liability company on

May 16, 2014. The Fund’s principal office is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, and its telephone number is (800) 835-3879. The Fund intends to invest all or substantially all of its assets in ownership interests in the Master Fund. The Master Fund is a closed-end, non-diversified management investment company, organized as a Delaware limited liability company on May 16, 2014 and registered under the 1940 Act. Investment advisory services are provided to the Fund and the Master Fund by the Adviser pursuant to the Investment Advisory Agreements. The individuals who serve on the Board are responsible for monitoring and overseeing the Fund’s investment program. The Master Fund Board, which currently has the same composition as the Board, has overall responsibility for monitoring and overseeing the investment program of the Master Fund. See “Management of the Fund.”

STRUCTURE

The Fund is a specialized investment vehicle that incorporates both features of a private investment fund that is not registered under the 1940 Act and features of a closed-end investment company that is registered under the 1940 Act. Private investment funds (such as private equity funds) are collective asset pools that typically offer their securities privately, without registering such securities under the Securities Act. Securities offered by private investment funds are typically sold in large minimum denominations (often at least $5 million to $20 million) to a limited number of institutional investors. The managers of such funds are generally compensated through asset-based fees and incentive-based/carried interest allocations. Registered closed-end investment companies are typically managed more conservatively than most private investment funds because of the requirements and restrictions imposed on them by the 1940 Act. Compared to private investment funds, registered closed-end companies may have more modest minimum investment requirements, and generally offer their units to a broader range of investors. Advisers to such investment companies, such as the Adviser, are typically compensated through asset-based fees.

Investors purchase Units in the Fund. Units may be purchased as of the first business day of each month based upon the Fund’s then current net asset value.

Similar to private investment funds, Units of the Fund are sold in relatively large minimum denominations to high net worth and institutional investors. In contrast to many private investment funds, however, the Fund is permitted to offer Units to an unlimited number of Eligible Investors. The Fund was designed to permit certain sophisticated Investors to participate in an investment program that employs private equity strategies without requiring, among other things, Investors to commit the more substantial minimum investments required by many private investment funds, and without subjecting the Fund to the same restrictions on the number of Eligible Investors as are imposed on many of those private investment funds.

INVESTMENT PROGRAM

The Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest substantially all of its assets in the Master Fund. The Master Fund has the same investment objective as the Fund and will seek to achieve its investment objective by investing predominantly in interests in Investment Funds and co-investments in portfolio companies. Each Investment Fund is managed by the general partner or manager (or equivalent) of the Investment Fund (such general partner, manager, or equivalent in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager. Currently, the Master Fund does not have any investors other than the Fund.

The Adviser believes that the Fund’s investment program will offer a unique approach to private equity investing for “accredited investors” who previously have not had access to high quality private equity Investment Funds. In pursuing the Fund’s investment objective, the Adviser will allocate capital across primary and secondary investments in Investment Funds and co-investments in portfolio companies. The Adviser will seek to invest across a broad spectrum of Investment Funds (e.g., buyout, growth capital, special situations, credit, private infrastructure, real estate, real assets, and other private asset funds), diversified by geography (e.g., North America, Europe, Asia, and emerging markets) and vintage year.

The Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, paying fund of funds level incentive fees, meeting large minimum commitment amounts, and receiving tax reporting on potentially late Schedule K-1s. To maintain liquidity and to fund Investment Fund capital calls, the Fund will invest in ETFs designed to track equity indexes and, to a lesser extent, in cash and short-term securities. In addition, the Fund may use derivative instruments, primarily equity options and swaps (and, to a lesser extent, futures and forwards), for hedging purposes to help protect the value of its ETF investments, and may also invest in dividend paying equities or ETFs of dividend paying equities.

Investment Philosophy

Registered investment companies, such as the Fund and the Master Fund, are generally subject to significant regulatory restrictions with respect to selling securities short and using leverage and derivatives. The Investment Funds generally are not subject to the same investment restrictions as the Master Fund or the Fund, and are generally subject to few investment limitations, including investment limitations under the 1940 Act or the Code. The Master Fund, the Fund, and, indirectly, Investors are not entitled to the protections of the 1940 Act with respect to the Investment Funds.

By investing in the Fund, Investors gain access to funds managed by Investment Fund Managers whose services are generally not available to the investing public, or who may otherwise restrict the number and type of persons whose money will be managed. Investing in the Fund also permits Investors to invest with Investment Fund Managers without being subject to the high minimum investment requirements typically charged by such Investment Fund Managers. The Fund should also benefit from its exposure to a number of different investment styles. Investing through various Investment Fund Managers that employ different strategies may reduce the volatility inherent in a direct investment by the Fund with a single Investment Fund Manager.

Investment Strategies

The Fund seeks to provide investors with long-term capital appreciation by investing in a diversified portfolio Investment Funds.

The principal elements of the Adviser’s investment strategy include: (i) allocating the assets of the Master Fund across Investment Funds, portfolio companies, and other assets; (ii) seeking to secure access to attractive investment opportunities that the Adviser believes offer attractive returns; (iii) seeking to manage the Master Fund’s investment level and liquidity using the Adviser’s commitment strategy; and (iv) seeking to manage risk through ongoing monitoring of the portfolio.

•	Asset Allocation. The Master Fund will define a strategic asset allocation that seeks to benefit from long-term diversification of investments through exposure to different geographic markets, investment types, and vintage years. The Adviser seeks to implement a proactive approach to portfolio construction, defining strategic goals and reviewing the portfolio’s development on an on-going basis. This approach enables the Adviser to construct portfolios that the Adviser believes are appropriately diversified and reflect the Adviser’s assessment of sector and valuation themes. To seek to achieve the targeted strategic asset allocation, the Master Fund will allocate its capital among primary and secondary investments in Investment Funds and pursue co-investment opportunities alongside Investment Funds.

•	Access. The Fund will seek to provide Investors with access to investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.

•	Commitment Strategy. The Adviser intends to manage the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment.

•	Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Adviser seeks to maintain close contact with the Investment Fund Managers and to monitor the performance of individual funds by tracking operating information and other pertinent details.

No guarantee or representation is made that the investment program of the Fund, the Master Fund, or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund and the Master Fund will achieve their investment objective. The Adviser also may invest the Master Fund’s assets in Investment Funds that engage in investment strategies other than those described in this Confidential Memorandum, and may sell the Master Fund’s portfolio holdings at any time.

Private Equity

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

Private equity investments are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.

Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such funds, investors usually commit to provide up to a certain amount of capital when requested by the fund’s manager or general partner. The general partner then makes private equity investments on behalf of the fund. The fund’s investments are usually realized, or “exited” after a three to seven year holding period through a private sale, an initial public offering (IPO) or a recapitalization. Proceeds of such exits are then distributed to the fund’s investors. The funds themselves typically have a term of ten to twelve years.

The private equity market is diverse and can be divided into several different segments. These include the type and financing stage of the investment, the geographic region in which the investment is made and the vintage year.

Investments in private equity have increased significantly over the last 20 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for large pension funds, endowments and other institutional investors to allocate significant assets to private equity.

Buyouts, Growth Capital, Special Situations, Venture Capital/Other

In the private equity asset class, the term “financing stage” is used to describe investments (or funds that invest) in companies at a certain stage of development. The different financing stages may have distinct risk, return and correlation characteristics, and play different roles within a diversified private equity portfolio. Broadly speaking, private equity investments can be broken down into four financing stages: buyout, growth capital, special situations, and venture capital. These categories may be further subdivided based on the investment strategies that are employed (e.g., credit investments or real estate investments).

•	Buyouts. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid-, large-, or mega-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions – particularly in the large- and mega-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for a company.

•	Growth Capital. Typically involves minority investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically are profitable businesses that need capital for organic and acquisition growth strategies and shareholder liquidity.

•	Special Situations. A broad range of investments including mezzanine, distressed debt, infrastructure, energy/utility investing and turnarounds may be classified as special situations.

•	Venture Capital/Other. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology and healthcare-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors. It is not anticipated that venture capital will be a meaningful portion of the Master Fund’s allocations.

Private Equity Investment Types

Some of the investments that the Adviser will consider with respect to the Master Fund include, but are not limited to:

•	Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds that are typically acquired by way of subscription during their fundraising period. Most private equity sponsors raise new funds only every two to four years, and many top-performing funds may be closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors.

Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential.

Primary investments typically exhibit a value development pattern, commonly known as the “J-curve,” in which the fund’s net asset value typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the fund matures and portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions to fund investors. There can be no assurance, however, that any or all primary investments made by the Master Fund will exhibit this pattern of investment development. Primary investments are usually ten to twelve years in duration, while underlying investments in portfolio companies generally have a three to seven year duration, if not longer.

•	Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are typically acquired from existing investors in such funds in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period. Secondary investments may play an important role in a diversified private equity portfolio. Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern. As a result, their investment returns may not exhibit a pronounced J-curve pattern expected to be achieved by primaries in their early stages. In addition, secondaries typically provide earlier distributions than primaries. Past performance is not indicative of future results. There can be no assurance, however, that any or all secondary investments made by the Master Fund will exhibit this pattern of investment development.

•	Direct Investments/Co-Investments. Direct investments involve acquiring (directly or indirectly) an interest in securities issued by an operating company. Co-investments represent opportunities to separately invest in specific portfolio companies that are otherwise represented in an Investment Fund. Such investments are typically made as co-investments alongside private equity funds, and are usually structured such that the lead investor holds a controlling interest. Co-investments are typically offered to Investment Fund investors when the Investment Fund Manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund. Direct investments and co-investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees.

Portfolio Allocation

The Master Fund’s investment process begins with an allocation framework for the Master Fund’s long-term diversification among Investment Funds: (i) primary and secondary private equity investments and co-investments in portfolio companies; (ii) buyout, growth capital, credit, distressed investments, special situations investments, private infrastructure funds, real estate, real assets, and other private asset funds; and (iii) investments focused in North America, Europe, Asia, and emerging markets. The framework also provides for diversification over vintage years and with respect to individual investments. It is expected that through such diversification, the Master Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated in a single fund, geography, sector, vintage year, or a smaller number of funds.

Because of the distinct cash flow characteristics associated with different types of private equity investments, asset allocation is based on both quantitative and qualitative factors.

Over time, the allocation ranges and commitment strategy may be adjusted based on the Adviser’s analysis of the private equity market, the Master Fund’s existing portfolio at the relevant time, or other pertinent factors.

The Adviser intends to manage the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment. Commitments to private equity funds generally are not immediately invested. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments are identified—a process that may take a period of several years. As a result, without an appropriate commitment strategy, a significant exposure to private equity investments could be difficult to achieve. The Adviser will seek to address this challenge using a commitment strategy designed to provide an appropriate investment level. The Adviser anticipates that the Master Fund initially will be comprised of mainly secondary investments and co-investments and will evolve over time to include primary investments. As such, the proportion of assets allocated to secondary investments, primary investments, and co-investments will depend on the maturity profile of the existing portfolio and the cash flows into the Master Fund and will be managed to achieve a stated investment strategy. Furthermore, the Master Fund may over-commit to private equity investments—both primaries and secondaries—to provide an appropriate investment level.

To maintain liquidity and to fund Investment Fund capital calls, the Master Fund will invest in liquid assets, mainly ETFs designed to track equity indexes and, to a lesser extent, cash and short term securities. In addition, the Fund may use derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of its ETF investments, and may also invest in dividend paying equities or ETFs of dividend paying equities.

The Master Fund’s asset allocation, when fully deployed, is expected to be as noted below. The Adviser anticipates, however, that the Fund will invest the net proceeds from the sale of Units, net of cash retained for operational needs to pay Fund expenses, in accordance with the Fund’s investment objective and policies and principal strategies as soon as practicable, consistent with normal market conditions and the availability of suitable investments. The Adviser expects that even when the Master Funds assets are fully invested, up to approximately 30% of the Master Fund’s assets will consist of liquid assets, including ETFs, high quality fixed income securities, money market instruments, money market mutual funds, and other short-term securities, and cash or cash equivalents.

Asset Allocation

Financing Stage
Buyout	40%-100%

Growth Capital	0%-20%

Special Situations/ Real Estate/ Other Private Assets	0%-40%

Geographic Region
North America	20%-100%

Europe	0%-40%

Asia and Rest of World	0%-40%

Hedging Techniques

From time to time, the Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Master Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps, exchange-listed and over-the-counter put and call options, futures, and forward contracts.

To the extent that the Master Fund’s potential exposure in a derivatives transaction is covered by the segregation of cash or liquid assets or otherwise, the Fund and the Master Fund believe that such instruments do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the borrowing restrictions of the Fund and the Master Fund.

Temporary Defensive Strategies

The Master Fund may, from time to time in its sole discretion, significantly alter its portfolio as a temporary defensive strategy. A defensive strategy may be employed as an alternative to, or in conjunction with, an option hedging strategy if, in the judgment of the Adviser, the performance of ETFs is likely to be adversely affected by current or anticipated economic, financial, political, or social factors. For defensive purposes, the Fund may invest without limit in short-term securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities, and repurchase agreements, or it may retain funds in cash. When the Fund is invested defensively, it may not meet its investment objective. In addition, the Master Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated repurchases, expenses of the Master Fund, or other operational needs, or otherwise in the sole discretion of the Adviser.

Investment Selection

Primaries

The Adviser intends to invest in a broad spectrum of Investment Funds, diversified by strategy, Investment Fund Manager, geography, and vintage year. The Adviser’s manager selection process seeks to pick high-quality Investment Fund Managers from a broad range of opportunities by incorporating both a top-down and a bottom-up approach. The top-down process seeks to analyze whether each Investment Fund Manager fits within the overall target strategy allocations for the Fund, while the bottom-up process seeks to identify the relevant strengths and weaknesses of each Investment Fund Manager and identify the Investment Fund Managers with the greatest potential to deliver superior performance within a given market. The Adviser will select Investment Funds on the basis of strategy, availability, pricing (in the case of secondaries and co-investments), and various qualitative and quantitative criteria, including its analysis of actual and projected cash flows and past performance of an Investment Fund Manager during various time periods and market cycles; and an Investment Fund Manager’s reputation, experience, expertise, and adherence to its investment philosophy. Opportunities are sourced through a network of relationships with intermediaries, agents, and investors, and then individually evaluated by the Adviser’s and its affiliates’ investment professionals using its selection process. See “Investment Program—Due Diligence” below.

Secondaries

With respect to investments in secondaries, the Adviser’s approach to the market is driven by a strategic approach to asset allocation, value investing, and a focus on asset quality. The Adviser seeks to implement a proactive approach to asset allocation, deciding on strategic goals and reviewing the portfolio’s development on an on-going basis. This approach enables the Adviser to construct portfolios that it believes are appropriately diversified and reflect the Adviser’s assessment of sector and valuation themes. The Adviser seeks opportunities to invest in portfolios of assets at a discount to their intrinsic worth, with an emphasis on finding relative value across markets. Opportunities are assessed by reference to cyclically adjusted measures of value on a sector basis, incorporating earnings multiples, dividend ratios, and book value measures, as appropriate. These valuation metrics are used to help support the Adviser’s philosophy of focusing on and prioritizing entry value, and helping to identify and favor those assets that the Adviser believes are the most attractively priced secondary transaction opportunities available in the market for the Fund at a particular point in time. A key consideration informing the Adviser’s secondary investment strategy is manager and asset quality. In sourcing opportunities, the Adviser focuses on funds from historically high-performing management groups, with a close alignment of the Investment Fund Manager’s incentives with those of investors, and on developing a diversified portfolio of quality underlying assets with the characteristics to provide upside potential as well as resilience in downside scenarios.

Co-Investments

The Adviser seeks to identify co-investment opportunities for the Fund from a select group of Investment Fund Managers with which the Adviser generally has long-standing relationships. Co-investments are managed by primary fund managers that are screened, analyzed, and monitored by the Adviser. The Adviser focuses on Investment Fund Managers with strong sector expertise and resulting operational capabilities that are well positioned to source, operationally improve, and exit companies successfully. This framework of manager selection within the Adviser’s investment programs, and the Adviser’s evaluation of current market conditions, determines the amount, quality, and type of co-investments the Adviser is likely to originate.

Due Diligence

The Adviser and its personnel use a range of resources to identify and source the availability of promising Investment Funds and co-investment opportunities. The Adviser’s diligence process focuses on risk management and investment and operational diligence. The Adviser will select investment strategies and Investment Funds on the basis of availability, pricing in the case of secondaries and various qualitative and quantitative criteria, including the Adviser’s analysis of actual and projected cash flows and past performance of an Investment Fund Manager during various time periods and market cycles; and the Investment Fund Managers’ reputation, experience, expertise, and adherence to investment philosophy. After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser will seek to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate;

review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.

The Adviser and its personnel use a range of sources to identify, evaluate, select, and monitor investments for the Master Fund. The Adviser’s investment professionals are involved throughout the process, and draw on the significant resources and insights available through its relationships with Investment Fund Managers. The Adviser’s investment committees are responsible for portfolio allocation and final investment decisions.

The Adviser typically identifies prospective investments from multiple sources, including a network of intermediaries, agents, and investors. The Adviser seeks to maximize the number of available investment opportunities through active research of the market, industry relationships, meetings with managers before they become investable, and knowledge acquired throughout the primary, secondary, and co-investment teams.

Investment opportunities are typically subjected to initial screening. For primary investments, the initial screening is based on initial quantitative research and an introductory meeting with Investment Fund Managers. For secondary investments, deals are screened for other pertinent information, such as vendor motivations and objectives of the vendor, transaction details, and nature of the sale (proprietary or otherwise). For co-investments, the screening process is two-fold, taking account of both the Investment Fund Manager’s credentials and the investment opportunity in the target portfolio company. The initial screening process for primary and secondary investment opportunities also incorporates the results of both bottom-up and top-down analyses. The Adviser’s bottom-up investment process seeks to identify the Investment Fund Managers with the greatest potential to deliver superior performance within a given market and includes set of investment criteria designed to assess the likelihood of a manager generating superior returns in the future. Top-down analysis seeks to identify themes relevant to portfolio construction, such as key sectors, stages, and strategies, and includes consideration of macroeconomic outlook; strength of financial markets, in particular the strength and depth of the IPO and debt markets; merger and acquisitions activity; regulatory and political environment and deal flow in the underlying private equity market and market of potential private equity targets.

During its due diligence process for primary investments, the Adviser expects to hold a series of onsite meetings with prospective Investment Fund Managers during which qualitative and quantitative evaluation processes may be applied. The Adviser may also hold discussions with underlying portfolio companies of the target Investment Fund or any predecessor fund. The Adviser typically reviews offering documents, performs a systematic analysis of an Investment Fund Manager’s track record using proprietary due diligence models, and considers terms of the investment.

During its due diligence process for secondary investments, the Adviser conducts an evaluation of individual companies within the portfolio of the target Investment Funds and seeks to understand key terms, cash flows, valuations, performance, large portfolio company developments, availability of discounts, and historical performance of prior funds, if any. The Adviser also considers the tax issues and legal terms of the investment.

During its due diligence process for co-investments, the Adviser engages in a combination of qualitative and quantitative analysis, assessing the merits and risks of an investment opportunity as well as the capability and experience of the Investment Fund Manager. The Adviser will engage with the lead private equity firm to assess the risks of the business, the value creation thesis, financial performance, and market position. The Adviser typically will meet with management of the target operating company, review due diligence reports prepared on the target operating company, analyze the capital structure and the valuation of the target operating company, conduct financial modeling under various investment cases, and consider the exit strategies for the target company and the terms of the proposed investment.

While the summary above provides an overall framework of diligence processes used by the Adviser, it is not intended to be prescriptive or restrictive to the Adviser’s investment work, as flexibility of approach is required. In particular, it should be noted that due diligence is necessarily and deliberately tailored to each investment and may differ across regions and in different situations, based on the experience and judgment of the investment professionals concerned.

After making an investment, and as part of its ongoing monitoring process, the Adviser will seek to (i) track operating information and other information regarding the investment; (ii) participate in periodic conference calls with Investment Fund Managers and conduct onsite visits where appropriate; (iii) review audited and unaudited reports relating to the investment; and (iv) monitor turnover in senior Investment Fund Manager personnel and changes in investment and operational policies and guidelines. In performing some of its due diligence activities, the Adviser will be required to rely on the Investment Fund Managers. No assurance can be given that all performance and other data sought by the Adviser will be accurate or will be provided on a timely basis or in the manner requested.

The Adviser uses its private equity investment experience through various economic cycles and in different regional markets to inform its diversification strategies, thematic investment strategies, and due diligence process, and to seek to produce attractive risk-adjusted returns. The Adviser utilizes its due diligence and monitoring processes in assessing the past performance and future potential of investments.

Portfolio Construction

The Adviser manages the Master Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level and maximizing capital appreciation. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Units by investors and any distributions made to investors.

The Adviser intends to use a range of techniques to reduce the risk associated with the Master Fund’s investment strategy. These techniques may include, without limitation: (i) diversifying commitments across several geographies and vintage years; (ii) allocating capital among primary investments, secondary investments, and co-investment opportunities; (iii) actively managing cash and liquid assets; (iv) actively monitoring cash flows; (v) seeking to establish a credit line to provide liquidity to satisfy tender requests and capital call obligations, consistent with the limitations and requirements of the 1940 Act; (vi) seeking to invest in ETFs, cash, and short-term securities to provide liquidity to satisfy tender requests and capital calls, consistent with the limitations and requirements of the 1940 Act; and (vii) seeking the use of derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of its ETF investments.

The Master Fund is expected to hold liquid assets to the extent required for purposes of liquidity management. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by investors, the Adviser may sell certain of the Master Fund’s assets.

The Adviser seeks to allocate Master Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser’s assessment of the potential risks and returns of various investment strategies that the Investment Funds utilize as well as expected cash flows of such strategies. The Adviser generally seeks to invest the Master Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive.

The Fund and the Master Fund are both “non-diversified” funds under the 1940 Act. See “Types of Investments and Related Risk Factors—Non-Diversified Status.” The Adviser believes, however, that the Master Fund should generally maintain a portfolio of Investment Funds varied by underlying investment strategies, vintage year, geography, and financing stage to diminish the impact on the Fund of any one Investment Fund’s losses or poor returns. There is no guarantee that the Master Fund will be able to avoid substantial losses as a result of poor returns with regards to any Investment Funds.

The Adviser will seek to limit the Master Fund’s investment in any one Investment Fund to no more than 25% of the Master Fund’s gross assets (measured at the time of investment). In addition, the Fund’s investment in any one Investment Fund will be limited to no more than 25% of the Investment Fund’s economic interests (measured at the time of investment) and less than 5% of the Investment Fund’s voting securities. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

The Investment Funds generally are not subject to the Master Fund’s or the Fund’s investment restrictions and are generally subject to few investment limitations, including investment limitations under the 1940 Act or the Code. As a result, the Fund and the Master Fund and, indirectly, Investors are not entitled to the protections of the 1940 Act with respect to the Investment Funds.

There can be no assurance that the Fund’s investment program will be successfully, that the objectives of the Master Fund with respect to liquidity management will be achieved or that the Master Fund’s portfolio design and risk management strategies will be successful. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “Types of Investments and Related Risk Factors.”

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

General Risks

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio (which, for this purpose, means the aggregate investments held by the Master Fund) is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Investor’s entire investment may be lost. No assurance can be given that the Master Fund’s and Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds’ investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Master Fund, the Fund or the Investment Funds. Although the Adviser will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds’ investment programs, investment strategies and investment decisions will be successful; (ii) the Investment Funds will achieve their return expectations; (iii) the Investment Funds will achieve any return of capital invested; (iv) the Fund’s investment activities will be successful; or (v) Investors will not suffer losses from an investment in the Fund.

All investments made by the Investment Funds risk the loss of capital. The Investment Funds’ results may vary substantially over time.

No Operating History. The Fund and the Master Fund are newly formed non-diversified, closed-end management investment companies with no performance history that Investors can use to evaluate the Fund’s investment performance. The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, Investment Funds may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Unspecified Investments; Dependence on the Adviser. The Adviser has complete discretion to select the Investments Funds as opportunities arise. The Fund, and, accordingly, Investors, must rely upon the ability of the Adviser to identify and implement investments for the Master Fund (“Master Fund Investments”) consistent with the Fund’s investment objective. Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Master Fund Investments. Through the Fund’s interest in the

Master Fund, the Fund’s assets are indirectly invested in the Master Fund Investments. The Adviser has the authority and responsibility for portfolio construction, the selection of Master Fund Investments and all other investment decisions for the Master Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund and the Master Fund. Investors will have no right or power to participate in the management or control of the Fund, the Master Fund or the Master Fund Investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve their respective investment objectives. The Fund is organized to provide Investors access to a multi-strategy investment program and not an indirect way for investors to gain access to any particular Investment Fund.

Master-Feeder Structure. The Fund and the Master Fund are part of a “master-feeder” structure. The Master Fund may accept investments from other investors, including other investment vehicles that are managed or sponsored by the Adviser or AMG Funds LLC, the Fund’s sponsor (the “Sponsor”), or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the U.S. Because each feeder fund may be subject to different investment minimums, feeder-specific expenses, and other terms, one feeder fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Fund.

An affiliated entity of the Sponsor may make an initial seed capital contribution to the Master Fund and may redeem such investment through repurchase offers by the Master Fund as the Fund increases in size. Because the Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than investors in the Fund. Substantial repurchase requests by investors of the Master Fund in a concentrated period of time could require the Master Fund to raise cash by liquidating certain of its Investments more rapidly than might otherwise be desirable. This may limit the ability of the Adviser to successfully implement the investment program of the Master Fund and could have a material adverse impact on the Fund. Moreover, regardless of the time period over which substantial repurchase requests are fulfilled, the resulting reduction in the Master Fund’s asset base could make it more difficult for the Master Fund to generate profits or recover losses. Investors will not receive notification of such repurchase requests and, therefore, may not have the opportunity to redeem their Units prior to or at the same time as the investors of the Master Fund that are requesting to have their Master Fund Interests repurchased. If other investors in the Master Fund, including the seed investor and other investment vehicles that are managed or sponsored by the Adviser or Sponsor or an affiliate thereof, request to have their Master Fund Interests repurchased, this may reduce the amount of the Fund’s Master Fund Interests that may be repurchased by the Master Fund and, therefore, the amount of Units that may be repurchased by the Fund. See “Repurchase of Units and Transfers.”

Limitations on Transfer; Units Not Listed; No Market for Advisory Class Units. The transferability of Units is subject to certain restrictions contained in the LLC Agreement and is affected by restrictions imposed under applicable securities laws. Units are not traded on any securities exchange or other market. No market currently exists for Units, and none is expected to develop. Although the Adviser and the Fund expect to recommend to the Board that, after two full years of operation, the Fund offer to repurchase 5% of the Units quarterly, no assurances can be given that the Fund will do so. Consequently, Units should only be acquired by Investors able to commit their funds for an indefinite period of time.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An Investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units in the Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Units from time to time, an Investor may not be able to redeem its Units in the Fund for a substantial period of time.

Repurchase Risks. To provide liquidity to Investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. The Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers. With respect to any future repurchase offer, Investors tendering for Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 100 days prior to the date that the Units to be repurchased are valued by the Fund (the “Valuation Date”). Investors that elect to tender any Units for repurchase will not know the price at which such Units will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined. The Fund will only provide offers to repurchase concurrent with the Master Fund.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of Units. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining investors. Units tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

The Master Fund may be limited in its ability to liquidate its holdings in Investment Funds to meet repurchase requests. Repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities. Accordingly, the Fund may tender for fewer Units than Investors may wish to sell, resulting in the proration of Investor repurchases, or the Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Investment Funds and is not able to do so in a timely manner. See “Repurchases of Units and Transfers.”

Substantial requests for the Fund to repurchase Units could require the Master Fund to liquidate certain of its Investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases. This could have a material adverse effect on the value of the Units. In addition, substantial repurchases of Units may decrease the Fund’s total assets and accordingly may increase its expenses as a percentage of average net assets. If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may repurchase a pro rata portion of the Units tendered.

Distributions In-Kind. The Fund generally expects to distribute to the holder of Units that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. See “Repurchases of Units and Transfers.” However, there can be no assurance that the Fund will have sufficient cash to pay for Units that are being repurchased or that it will be able to liquidate Investments at favorable prices to pay for repurchased Units. The Fund has the right to distribute securities as payment for repurchased Units in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Master Fund may receive securities from an Investment Fund that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Master Fund, which may include a distribution in-kind to the Master Fund’s Investors followed, in turn, by a distribution in-kind to the Fund’s Investors. In the event that the Fund makes such a distribution of securities, Investors will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Exchange-Traded Funds. To maintain liquidity and to fund Investment Fund capital calls, the Master Fund will invest in ETFs designed to track equity indexes. ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which the Master Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular equity index.

The risks of investment in an ETF typically reflect the risks of the types of instruments in which the ETF invests. When the Master Fund invests in ETFs, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Master Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

The risks of ETFs designed to track equity indexes may include passive strategy risk (the ETF may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry, market sector, country, or currency, which could cause returns to be lower or higher than if an active strategy were used), non-correlation risk (the ETF’s return may not match the returns of the relevant index), equity securities risk (the value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions, and/or economic conditions), market trading risks (the ETF faces market trading risks, including losses from trading in secondary markets and disruption in the creation/redemption process of the ETF, and concentration risk (to the extent the ETF or underlying index’s portfolio is concentrated in the securities of a particular geography or market segment, the ETF may be adversely affected by the performance of that market, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political, or regulatory occurrences affected that market).

Borrowing. The Fund and the Master Fund may borrow money in connection with their investment activities—i.e., the Fund and the Master Fund may utilize leverage. The Fund and the Master Fund may also borrow money to satisfy repurchase requests from Fund Investors, to pay operating expenses, to fund capital commitments to Investment Funds, and to otherwise provide temporary liquidity. The Master Fund may borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments, such as providing the Master Fund with temporary liquidity to fund investments in Investment Funds in advance of the Master Fund’s receipt of distributions from another Investment Fund. The Fund and the Master Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility. If the Master Fund is unable to access additional credit, it may be forced to sell investments in Investment Funds at inopportune times, which may further depress returns. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Master Fund’s or Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

Hedging. Subject to the limitations and restrictions of the 1940 Act, the Master Fund may use derivative transactions, primarily equity options and swaps (and, to a lesser extent, futures and forwards contracts) for hedging purposes. Options and swaps transactions present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of options and swaps transactions for hedging purposes by the Master Fund could present significant risks, including the risk of losses in excess of the amounts invested.

Options. There are various risks associated with transactions in options. The value of options written by the Master Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The Master Funds’ ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. There can be no assurance that a liquid market will exist when the Master Fund seeks to close out an option position. If no liquid offset market exists, the Master Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. If the Master Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Master Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Master Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received)

should the price of the Master Fund’s portfolio securities decline. If the Master Fund writes a call option and does not hold the underlying security or instrument, the amount of the Investment Fund’s potential loss is theoretically unlimited. Stock or index options that may be purchased or sold by the Master Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which the Master Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange-traded option.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. The Master Fund’s use of swaps could create significant investment leverage.

Futures and Forwards. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Master Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Master Fund from achieving the intended hedging effect or expose the Master Fund to the risk of loss.

Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. Disruptions can occur in any market traded by the Master Fund due to unusually high trading volume, political intervention, or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Master Fund would otherwise recommend, to the possible detriment of the Master Fund. Market illiquidity or disruption could result in major losses to the Master Fund. In addition, the Master Fund may be exposed to credit risks with regard to counterparties with whom the Master Fund trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Master Fund.

Legal and Regulatory Risks. Recent legal and regulatory changes, and additional legal and regulatory changes that could occur during the term of the Fund, may substantially affect private equity funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

With the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), there have been extensive rulemaking and regulatory changes that affect private fund managers, the funds that they manage, and the financial industry as a whole. The Dodd-Frank Act, among other things, grants regulatory authorities broad rulemaking authority to implement various provisions of the Act. The impact of the Dodd-Frank Act, and of follow-on regulation, is impossible to predict. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not have a material adverse effect on the Fund, the Master Fund, and the Investment Funds, significantly reduce the profitability of the Fund or the Master Fund, or impair the ability of the Fund, the Master Fund, and the Investment Funds to achieve their investment objectives. The implementation of the Dodd-Frank Act also could adversely affect the Fund and the Master Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s, the Master Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund, the Master Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

Substantial Fees and Expenses. An Investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. In addition, by investing in the Investment Funds through the Fund, an Investor in the Fund will bear a portion of the Management Fee and other expenses of the Fund and the Master Fund. An Investor in the Fund will also indirectly bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Investment Funds. In addition, to the extent that the Fund invests in an Investment Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Master Fund, even if the Master Fund’s overall returns are negative. The operating expenses of an Investment Fund may include, but are not limited to, organizational and offering expenses; the cost of investments; administrative, legal and internal and external accounting fees; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund.

Investments in Non-Voting Stock; Inability to Vote. The Master Fund intends to hold its interests in the Investment Funds in non-voting form in order to avoid becoming (i) an “affiliated person” of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities are available for purchase, the Master Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Master Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Master Fund contractually foregoes the right to vote Investment Fund securities, the Master Fund will not be able to vote on matters that may be adverse to the Master Fund’s and the Fund’s interests. As a result, the Master Fund’s influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its Investors. The waiver arrangement should benefit the Master Fund, as it will enable the Master Fund to acquire more interests of an Investment Fund that the Adviser believes is desirable than the Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the 1940 Act.

Non-Diversified Status. Each of the Fund and the Master Fund are “non-diversified” investment companies for purposes of the 1940 Act, which means neither is subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Fund will not, however, invest more than 25% of its gross assets (measured at the time of investment) in any one Investment Fund.

Dilution from Subsequent Offering of Units and Master Fund Interests. The Fund may accept additional subscriptions for Units as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Investors in the Investment Funds prior to such purchases, which could have an adverse impact on the existing Investors’ interests in the Fund if subsequent Investment Funds underperform the prior Investments. In addition, the Master Fund generally accepts additional investments in Master Fund interests as determined by the Master Fund Board, in its sole discretion. Such additional investments in the Master Fund may dilute the indirect interests of existing investors of the Master Fund, including the Fund, in the Investment Funds made prior to such purchases, which could have an adverse impact on the Master Fund interests of the existing investors of the Master Fund, including the Fund, if subsequent Investment Funds underperform the prior Investments.

Valuations Subject to Adjustment. The valuations reported by the Investment Funds based upon which the Master Fund determines its month-end net asset value, the net asset value the Master Fund, and the net asset value of the Fund’s Master Fund Interest, may be subject to later adjustment or revision. For example, net asset value calculations may be revised as a result of fiscal year-end audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Investors who had their Units repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Investors under certain circumstances as described in “Repurchases of Units and Transfers.” As a result, to the extent that such subsequently adjusted valuations from the Investment Funds, direct private equity investments, the Master Fund, or the Fund adversely affect the Master Fund’s net asset value, and therefore the Fund’s net asset value, the outstanding Units may be adversely affected by prior repurchases to the benefit of Investors who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had their Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Investors may be affected in a similar way.

Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of the Fund’s Units are subject to certain requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.

Limited Operating History of Master Fund Investments. Many of the Investment Funds may have limited operating histories and the information the Master Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment Funds will be limited. Moreover, even to the extent an Investment Fund has a longer operating history, the past investment performance of any of the Master Fund Investments should not be construed as an indication of the future results of such investments, the Master Fund or the Fund, particularly as the investment professionals responsible for the performance of such Investment Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Investment Fund that is not, and cannot be, independently verified.

Nature of Portfolio Companies. The Master Fund may make co-investments in, and the Investment Funds will make direct and indirect investments in, various companies, ventures, and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Master Fund investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Co-Investments. The Fund and Master Fund may invest indirectly in Portfolio Companies with third party co-investors by means of co-investment vehicles formed to facilitate such investments (“Co-Investment Vehicles”). It is anticipated that Co-Investment Vehicles will be formed and managed by third-party fund managers and that neither the Adviser nor the Fund or Master Fund will control the Co-Investment Vehicles. The realization of Portfolio Company investments made as co-investments may take longer than would the realization of investments under the sole control of the Adviser or the Fund or Master Fund because the co-investors may require an exit procedure requiring notification of the other co-investors and possibly giving the other co-investors a right of first refusal or a right to initiate a buy-sell procedure (i.e., one party specifying the terms upon which it is prepared to purchase the other party’s or parties’

participation in the investment and the non-initiating party or parties having the option of either buying the initiating party’s participation or selling its or their participation in the investment on the specified terms).

Co-Investments may involve risks in connection with such third-party involvement, including the possibility that a third-party may have financial difficulties, resulting in a negative impact on such investment, or that the Fund or Master Fund may in certain circumstances be held liable for the actions of such third-party co-investor. Third-party co-investors may also have economic or business interests or goals which are inconsistent with those of the Fund or Master Fund, or may be in a position to take or block action in a manner contrary to the Fund’s or Master Fund’s investment objectives. In circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to the Co-Investments, including incentive compensation arrangements, and the interests of such third parties may not be aligned with the interests of the Fund or Master Fund.

With respect to Co-Investments, the Fund and Master Fund will be highly dependent upon the capabilities of the private equity fund managers alongside whom the investment is made. The Fund or Master Fund may indirectly make binding commitments to Co-Investment Vehicles without an ability to participate in their management and control and with no or limited ability to transfer its interests in such Co-Investment Vehicles. In some cases, the Fund or Master Fund will be obligated to fund its entire investment for a Co-Investment Vehicle up front, and in other cases the Fund or Master Fund will make commitments to fund from time to time as called by the managers of the underlying Co-Investment Vehicles. Neither the Adviser nor the Fund or Master Fund will have control over the timing of capital calls or distributions received from Co-Investment Vehicles, or over investment decisions made by such Co-Investment Vehicles.

The Fund and Master Fund also generally will not have control over any of the underlying Portfolio Companies and will not be able to direct the policies or management decisions of such Portfolio Companies. Thus, the returns to the Fund or Master Fund from any such investments will be dependent upon the performance of the particular Portfolio Company and its management and the Fund will not be able to direct the policies or management decisions of such Portfolio Companies.

Defaulted Debt Securities and Other Securities of Distressed Companies. The Investment Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity to obtain the required financing.

Venture Capital. An Investment Fund may invest in venture capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Mezzanine Investments. An Investment Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Real Estate Investments. The Master Fund may be exposed to real estate risk through its allocation to real estate investments. The residential housing sector in the United States has been under considerable pressure during the past several years with home prices nationwide down significantly on average. In addition, the commercial real estate sector in the United States has been under pressure with prices down significantly on average. Residential and commercial mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities. Accordingly, the recent instability in the credit markets may adversely affect the price at which real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from real estate funds or reduce the number of real estate funds brought to market during the investment period, thereby reducing the Master Fund’s investment opportunities.

Real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above). Some real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, real estate funds may also be affected by tax and regulatory requirements impacting the real estate fund’s ability to qualify for preferential tax treatments or exemptions.

Small- and Medium-Capitalization Companies. Some Investment Funds may invest a portion of their assets in Portfolio Companies with small- to medium-sized market capitalizations. While such investments may provide significant potential for appreciation, they may also involve higher risks than do investments in securities of larger companies. For example, the risk of bankruptcy or insolvency is higher than for larger, “blue-chip” companies.

Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets. Some Investment Funds may invest in Portfolio Companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Sector Concentration. The Master Fund or an Investment Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Utilities and Energy Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. The Master Fund may invest a significant portion of its assets in private infrastructure fund investments and co-investments, which may include investments with a focus on the utilities and energy sectors, thereby exposing the Master Fund to risks associated with these sectors. Additionally, an Investment Fund may invest in Portfolio Companies in the utilities and energy sectors, exposing the Investment Fund, and thereby the Master Fund, to risks associated with these sectors. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.

Transportation Sector. Transportation infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, the effects of economic slowdowns, adverse changes in fuel prices, labor relations, insurance costs, government regulations, political changes, and other factors. The Master Fund may invest a significant portion of its assets in private infrastructure fund investments and co-investments, which may include investments with a focus on the transportation sector, thereby exposing the Master Fund to risks associated with this sector. Additionally, an Investment Fund may invest in Portfolio Companies in the transportation sector, exposing the Investment Fund, and thereby the Master Fund, to risks associated with this sector.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. In addition, the recent period of reduced credit market liquidity and other recent events in the financial sector have resulted in a high degree of volatility in the financial markets, and has negatively affected many financial services companies, such as by causing such companies’ values to decline.

Natural Resources Sector. Investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. If the Master Fund has significant exposure to natural resource companies, there is the risk that the Master Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in natural resource areas) and political events (such as coups, military confrontations, or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Precious Metals Sector. Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. The price of precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, gold precious metals sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments.

Currency Risk. Investment Funds may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Master Fund investments are denominated against the U.S. dollar may result in a decrease in the Master Fund’s and the Fund’s net asset value. The Adviser may not elect to hedge the value of investments made by the Master Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Risks Relating to Accounting, Auditing and Financial Reporting, etc. The Master Fund and certain of the Investment Funds may invest in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Master Fund and the Investment Funds may be incomplete, inaccurate and/or significantly delayed. The Master Fund and the Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Valuation of the Master Fund’s Interests in Investment Funds. A large percentage of the securities in which the Master Fund invests will not have a readily determinable market price and will be fair valued by the Master Fund based on procedures approved by the Board of the Fund and the Master Fund. The valuation of the Master Fund’s interests in Investment Funds is ordinarily determined monthly based in part on estimated valuations provided by Investment Fund Managers and also on valuation recommendations provided by the Adviser under the ultimate direction and approval of the Pricing Committee. The Administrator also assists the

Pricing Committee in carrying out its duty to approve fair value determinations of the Master Fund’s investments. Like the Master Fund’s investments, a large percentage of the securities in which the Investment Funds invest will not have a readily determinable market price and will be valued periodically by the Investment Fund. In this regard, an Investment Fund may face a conflict of interest in valuing the securities, as their value may affect the Investment Fund’s compensation or its ability to raise additional funds in the future. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds’ policies and procedures and systems will not change without notice to the Master Fund. As a result, valuations of the securities may be subjective and could subsequently prove to have been wrong, potentially by significant amounts.

Securities valuation and pricing services policies and procedures adopted by the Board and the Master Fund Board (the “Valuation Procedures”) provide that valuations for Investment Funds will be determined based in part on estimated valuations provided by Investment Fund Managers and also on valuation recommendations provided by the Adviser pursuant to a valuation methodology that incorporates general private equity principles and, for certain securities, may also incorporate a proprietary valuation model with a fundamental overlay, under the ultimate direction and approval of the Pricing Committee. The Adviser seeks to maintain accurate Investment Fund valuations by undertaking a detailed assessment of an Investment Fund’s valuation procedures prior to investing in the Investment Fund. Based on the methodology, the Adviser may recommend that the Pricing Committee adjust an Investment Fund’s periodic valuation, as appropriate. The Fund runs the risk that the Adviser’s valuation techniques will fail to produce the desired results. Any imperfections, errors, or limitations in any model that is used could affect the ability of the Fund to accurately value Investment Fund assets. By necessity, models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include all knowable information or the most recent information about a company, security, or market factor. In addition, the Adviser may face conflicts of interest in assisting with the valuation of the Fund’s and the Master Fund’s investments, as the value of the Fund’s and the Master Fund’s investments will affect the Adviser’s compensation. Moreover, Investment Fund Managers typically provide estimated valuations on a quarterly basis whereas the Adviser will consider valuations on an ongoing basis and will recommend valuations on a monthly basis. While any model that may be used would be designed to assist in confirming or adjusting valuation recommendations, the Adviser generally will not have sufficient information in order to be able to confirm with certainty the accuracy of valuations provided by an Investment Fund until the Funds receive the Investment Funds’ audited annual financial statements.

An Investment Fund’s information could be inaccurate due to fraudulent activity, misevaluation, or inadvertent error. In any case, the Master Fund may not uncover errors for a significant period of time, if ever. Even if the Adviser elects to cause the Master Fund to sell its interests in such an Investment Fund, the Master Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Investment Fund’s valuations of such interests could remain subject to such fraud or error, and the Pricing Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Investment Funds could have a material adverse effect on the Fund and the Master Fund if judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Indemnification of Investment Funds, Investment Fund Managers and Others. The Master Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Master Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund and the Master Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Termination of the Master Fund’s Interest in an Investment Fund. An Investment Fund may, among other things, terminate the Master Fund’s interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Master Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Master Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets.

General Risks of Secondary Investments. The overall performance of the Master Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Master Fund may not be able to carve out from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund will generally not have the ability to modify or amend such Investment Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Contingent Liabilities Associated with Secondary Investments. Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Investment Fund and, subsequently, that Investment Fund recalls any portion of such distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Investment Fund. While the Master Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Investment Fund, there can be no assurance that the Master Fund would have such right or prevail in any such claim.

Risks Relating to Secondary Investments Involving Syndicates. The Master Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Master Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Commitment Strategy. The Master Fund anticipates that it will maintain a sizeable cash and/or liquid assets position in anticipation of funding capital calls. The Master Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Investment Funds.

Holding a sizeable cash and/or liquid assets position may result in lower returns than if the Master Fund employed a more aggressive “over-commitment” strategy. However, an inadequate cash position presents other risks to the Fund and the Master Fund, including the potential inability to fund capital contributions, to pay for repurchases of Units tendered by Investors or to meet expenses generally. Moreover, if the Master Fund defaults on its commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Investment Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Master Fund to pursue its investment program, (ii) force the Master Fund to borrow, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Master Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Registered Investment Companies. The Fund and the Master Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Master Fund’s investment objective and permissible under the 1940 Act. Under one provision of the 1940 Act, the Master Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Master Fund’s total assets would be invested in securities of other registered investment companies; (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Master Fund; or (iii) more than 5% of the Master Fund’s total assets would be invested in any one registered investment company. These restrictions are applicable to the Fund as well. Other provisions of the 1940 Act are less restrictive provided that the Master Fund or Fund is able to meet certain conditions. These limitations do not apply to the acquisition of units of any registered investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another registered investment company.

The Master Fund or Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Cash, Cash Equivalents, Investment Grade Bonds, Money Market Instruments, and ETFs. The Master Fund, the Fund, and Investment Funds may invest, including for defensive purposes, some or all of their respective assets in ETFs, high quality fixed-income securities, money market instruments, money market mutual funds, and other short-term securities, or hold cash or cash equivalents in such amounts as the Adviser or Investment Fund Managers deem appropriate under the circumstances. In addition, the Master Fund, the Fund or an Investment Fund may invest in these instruments pending allocation of its respective offering proceeds, and the Master Fund will retain cash or cash equivalents in sufficient amounts to satisfy capital calls from Investment Funds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.

Other Risks

Investing in the Fund involves risks other than those associated with investments made by the Investment Funds. Some of these risks are described below:

Incentive Allocation Arrangements. Each Investment Fund Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a clawback. These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund and the Master Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate. The Fund and Master Fund will compete for attractive investments with other prospective investors and there can be no assurance that the Adviser will be able to identify, gain access to, or complete attractive investments, that the investments which are ultimately made will satisfy all of the Fund’s or Master Fund’s objectives, or that the Fund or Master Fund will be able to fully invest its assets. Other investment vehicles managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Master Fund may be seeking. Consistent with the Adviser’s allocation policies, the Adviser will allocate fairly between the Master Fund and such other investment vehicles any investment opportunities that may be appropriate for the Master Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities for an Investment Fund is difficult and involves a high degree of uncertainty. Even if an Investment Fund Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be proportionate to the risk of investment in the Fund. Potential Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information. From time to time, the Master Fund, the Fund or an Investment Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Master Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Master Fund’s or the Investment Fund’s ability to buy or sell securities of the issuer.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Master Fund and any interest in the Investment Funds held by the Fund through the Master Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of Investors Based on Certain Detrimental Effects. The Fund may repurchase Fund Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Investor; (ii) ownership of the Units by the Investor or other person likely will cause the Fund to be in violation of, require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences; (iv) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (v) the Investor is subject to special regulatory or compliance requirements, and the Fund determines that the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold the Units; (vi) the Investor’s investment balance falls below $25,000; or (vii) the Fund or the Board determines that the repurchase of the Units would be in the interest of the Fund. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Adviser expects that the Fund will participate in multiple Investments. The Fund may, however, make investments in a limited number of the Investment Funds and Investment Funds may make investments in a limited number of Portfolio Companies. In either instance, these limited numbers of investments may have a significant effect on the performance of the Fund. In addition, the Fund may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Fund’s assets were invested more broadly among Investment Funds pursuing various investment strategies.

Placement Risk. It is expected that Investors will invest in the Fund pursuant to pre-existing relationships with registered investment advisors (“RIAs”) who have pre-existing relationships with the Placement Agent. When a limited number of RIAs represents a large percentage of Investors, actions recommended by the RIAs may result in significant and undesirable variability in terms of Investor subscription or tender activity. Additionally, it is possible that if a matter is put to a vote at a meeting of Investors, clients of a single RIA may vote as a block, if so recommended by the RIA.

Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund and the Master Fund each intends to qualify and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As such, the Fund and the Master Fund must satisfy, among other requirements, diversification, 90% gross income and annual distribution requirements. Because the Fund will invest substantially all its assets in the Master Fund, if the Master Fund were to fail to satisfy such requirements, the Fund itself would be unable to satisfy the diversification requirement.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Adviser obtain information from or about the Investment Funds in which the Master Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Master Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the Code. Ultimately this may limit the universe of Investment Funds in which the Master Fund can invest.

Investment Funds classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Master Fund that is not qualifying income for purposes of the 90% gross income test, described below. In order to meet the 90% gross income test, the Master Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Master Fund may not have timely or complete information concerning the amount and sources of such an Investment Fund’s income until such income has been earned by the Investment Fund or until a substantial amount of time thereafter, it may be difficult for the Master Fund to satisfy the 90% gross income test.

In the event that the Master Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Master Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Master Fund’s ability to dispose of its interest in an Investment Fund that limit utilization of this cure period.

If the Master Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would likely lose its status as a RIC. In that case, all of the Master Fund’s and the Fund’s taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Investors. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Units.

The Fund and the Master Fund must distribute at least 90% of their investment company taxable income to qualify as RICs, and must distribute substantially all their income in order to avoid a fund-level tax. In addition, if the Fund or the Master Fund were to fail to distribute in a calendar year a sufficient amount of its income for such year, it will be subject to an excise tax. The determination of the amount of distributions sufficient to qualify as RICs and avoid a fund-level income or excise tax will depend on income and gain information that must be obtained from the underlying Investment Funds. The Master Fund’s investment in Investment Funds will make it difficult to estimate the Master Fund’s and thus the Fund’s income and gains in a timely fashion. Given the difficulty of estimating Master Fund income and gains in a timely fashion, each year the Master Fund is likely to be and it is possible that the Fund will be liable for a 4% excise tax. (See “Certain Tax Considerations.”)

The Master Fund may directly or indirectly invest in Investment Funds or Portfolio Companies located outside the United States. Such Investment Funds and Portfolio Companies may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments or operations, as applicable. In addition, adverse U.S. federal income tax consequences can result by virtue of certain foreign investments, including potential U.S. withholding taxes on foreign investment entities with respect to their U.S. investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “passive foreign investment companies” See “Certain Tax Considerations—Passive Foreign Investment Companies.”

The success of an Investment Fund’s activities will typically depend on the ability of the relevant Investment Fund Manager to identify attractive investment opportunities, enhance Portfolio Company value and to see when target improvements/value is reached. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

The above discussions of the various risks associated with the Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective Investors should read this entire Confidential Memorandum and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund and the Master Fund’s investment program changes or develops over time, or market conditions change or develop, an investment in the Fund may be subject to risk factors not described in this Confidential Memorandum.

No guarantee or representation is made that the investment program of the Fund, the Master Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund and the Master Fund will achieve their investment objective.

Investment Restrictions

The following investment restrictions have been adopted by the Board with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The Master Fund has identical fundamental policies. The Fund:

(1) May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(2) May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(3) May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(4) May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(5) May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(6) May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(7) May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

(8) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules, and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules, or regulations.

Any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth in this Confidential Memorandum shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund.

MANAGEMENT OF THE FUND

Directors and Officers of the Fund

The Directors and Officers of the Fund, their business addresses, principal occupations for the past five years, and dates of birth are listed below. The Board provides broad supervision over the affairs of the Fund. The Board is composed of experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Director and each Officer (except for Sheldon Chang and Susan Giacin) is c/o AMG Funds LLC, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The address of Sheldon Chang and Susan Giacin is c/o Pantheon Ventures (US) LP, 600 Montgomery Street, 23rd Floor, San Francisco, California 94111.

There is no stated term of office for Directors. Each Director serves during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of his or her successor in accordance with the Fund’s organizational documents. The Chairman of the Board, the President, any Vice President, the Treasurer, and the Secretary and such other officers as the Directors may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Board.

The Master Fund Board, which currently has the same composition as the Board, has overall responsibility for the management and supervision of the business operations of the Master Fund on behalf of the Master Fund investors, including the Fund. References herein to the “Board” refers to the Board of Directors of the Fund or the Master Fund, as appropriate, and references herein to “Directors” refers to the Directors of the Fund or the Master Fund, as appropriate.

Independent Directors

The Directors in the following table are Independent Directors of the Fund. Eric Rakowski serves as the Independent Chairman of the Board.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Kurt Keilhacker DOB: 10/05/63	Director since 2014	Managing Member, TechFund Europe (2000-Present); Managing Member, TechFund Capital (1997-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present)	41	None	Significant board experience; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

Eric Rakowski DOB: 06/05/58	Director since 2014	Professor, University of California at Berkeley School of Law (1990-Present)	41	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios)	Significant board experience; former practicing attorney; currently professor of law.

Victoria Sassine DOB: 08/11/65	Director since 2014	Lecturer, Babson College (2007-Present)	41	None	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant.

*	The Fund complex consists of the Fund and the Master Fund and the funds of AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III.

Interested Director

Ms. Carsman is an “interested person” of the Fund within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, Affiliated Managers Group, Inc., an indirect control person of the Adviser.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR/ OFFICER*	OTHER DIRECTOR SHIPS HELD BY DIRECTOR/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christine C. Carsman DOB: 04/02/52	Director since 2014	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	41	None	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer.

*	The Fund complex consists of the Fund and the Master Fund and the funds of AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Directors are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Directors are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Director’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund’s and the Adviser’s legal counsel. Both Independent Director and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Fund’s independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jeffrey T. Cerutti DOB: 02/07/68	President and Principal Executive Officer since 2014	Chief Executive Officer of AMG Funds LLC (2014-present); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director and Head of National Sales, UBS Global Asset Management (2001-2010).

Keitha L. Kinne DOB: 05/16/58	Chief Operating Officer since 2014	President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2012-Present); President, AMG Distributors, Inc. (2012- Present); Managing Partner and Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Donald S. Rumery DOB: 05/29/58	Treasurer, Principal Financial Officer, and Principal Accounting Officer since 2014	Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2008-Present); Senior Vice President, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012).

Sheldon Chang DOB: 11/17/65	Executive Vice President since 2014	Managing Director and Head of Private Wealth Solutions, Pantheon Ventures (US) LP (2013-Present); Managing Director and Head of Origination and Product Management for Private Equity and Real Assets, Merrill Lynch Wealth Management (2006-2013).

Susan Giacin DOB: 09/30/77	Executive Vice President since 2014	Principal, Pantheon Ventures (US) LP (2013- Present); Director, Merrill Lynch Wealth Management (2008-2013); Assistant Vice President, Citi Property Investors (2005-2008).

Caren Cunningham DOB: 03/10/58	Secretary and Chief Legal Officer since 2014	Senior Counsel, AMG Funds LLC (2014- present); Executive Director and Senior Associate General Counsel, UBS Global Asset Management (Americas) Inc. (2007-2011); Vice President, Senior Legal Manager (Distribution), Pioneer Investment Management Limited (2005-2006); Assistant General Counsel, Fidelity Investments (1999-2005); Assistant General Counsel, Prudential Investments Mutual Funds & Annuities (1997-1999); Vice President and Associate General Counsel, Smith Barney Mutual Funds Management Inc. (1992-1997).

Lewis Collins DOB: 02/22/66	Assistant Secretary since 2014	Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2011-Present); Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

Leslie Osborn DOB: 12/11/63	Chief Compliance Officer since 2014	Compliance Officer, AMG Funds LLC (2014-present); Chief Compliance Officer, Credit Suisse - Private Banking USA (2011-2013); Chief Compliance Officer and Head of Compliance (US), Man Investments, Inc. (2010-2011); Chief Compliance Officer, Arden Asset Management LLC (2004-2008); Deputy Compliance Officer/Assistant Director of Compliance, The Common Fund for Nonprofit Organizations (1999-2004).

Matthew B. Wallace DOB: 11/24/80	Anti-Money Laundering Compliance Officer since 2014	Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2012-Present); Assistant Vice President, Legal and Compliance, AMG Funds LLC (2014-Present); Senior Associate, Legal and Compliance, AMG Funds LLC (2012-2013); Associate, Legal and Compliance, AMG Funds LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

Director Share Ownership

Name of Director	Dollar Range of Equity Securities in the Fund Beneficially Owned as of December 31, 2013	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Family of Investment Companies* Beneficially Owned December 31, 2013
Independent Directors:

Kurt Keilhacker	None	Over $100,000
Eric Rakowski	None	Over $100,000
Victoria Sassine	None	None

Interested Director:

Christine C. Carsman	None	Over $100,000

*	The Family of Investment Companies consists of the Fund and the Master Fund and the funds of AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III.

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board and the Board’s oversight of the Fund’s risk management process. The Board consists of four Directors, three of whom are Independent Directors. An Independent Director serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the

Independent Directors, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Fund is oversight, including oversight of the Fund’s risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Fund and the Fund’s Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Directors, the Independent Directors’ separate, independent legal counsel, and the Fund’s Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Directors and the Independent Directors’ independent legal counsel, the Independent Directors consider a variety of matters that are required by law to be considered by the Independent Directors, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Directors are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

The Fund has retained the Adviser as the Fund’s investment adviser. The Adviser is responsible for the Fund’s overall administration and operations, including management of the risks that arise from the Fund’s investments and operations. Personnel of the Adviser serve as two of the Fund’s officers. The Board provides oversight of the services provided by the Adviser and the Fund’s officers, including their risk management activities. On an annual basis, the Fund’s Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Fund, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Fund’s activities, including regarding each Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board receives periodic reports from the Fund’s Chief Legal Officer on the Adviser’s risk management activities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding the compliance of the Fund with federal and state securities laws and the Fund’s internal compliance policies and procedures.

The Master Fund Board’s leadership structure and risk oversight is identical.

Board Committees

As described below, the Board has two standing Committees, each of which is chaired by an Independent Director. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board has an Audit Committee consisting of all of the Independent Directors. Victoria Sassine serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee (a) acts for the Directors in overseeing the Fund’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Fund’s financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Fund’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Fund, including the audits of the Fund, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Fund or the Adviser or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Fund, the Fund’s financial statements or the amount of any dividend or distribution right, among other matters. The function of the Audit Committee of the Master Fund is the same.

Governance Committee

The Board has a Governance Committee consisting of all of the Independent Directors. Eric Rakowski serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Directors; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Director) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Fund; (iii) the compensation to be paid to Independent Directors; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Director; (ii) conduct self-evaluations of the performance of the Directors and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Directors and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, at c/o AMG Funds LLC, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The function of the Governance Committee of the Master Fund is the same.

Directors’ Compensation

Name of Director	Aggregate Compensation from the Fund(a)	Total Compensation from the Fund Complex Paid to Directors(b)

Independent Directors:
Kurt Keilhacker	$13,000	$148,000
Eric Rakowski	$16,000	$151,000
Victoria Sassine	$14,500	$149,500

Interested Director:
Christine C. Carsman	None	None

(a)	Aggregate compensation includes estimated amounts from the Fund and the Master Fund for the fiscal year ending March 31, 2015. The Fund does not provide any pension or retirement benefits for the Directors.
(b)	Total compensation includes estimated amounts to be paid for the fiscal year ending March 31, 2015 for services as a Director of the Fund Complex, which currently consists of the Fund and the Master Fund and the funds of AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III.

Codes of Ethics

Each of the Master Fund, the Fund, the Adviser, and the Placement Agent has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes apply to the Fund and the Master Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Master Fund or Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings, private placements or certain other securities. The Ethics Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0102.

The Adviser

Pantheon Ventures (US) LP serves as the Fund’s and Master Fund’s investment adviser (the “Adviser”). The Adviser is a limited partnership organized under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Affiliated Managers Group, Inc. is a controlling person of the Adviser for purposes of the 1940 Act.

The Adviser serves as investment adviser to the Fund and the Master Fund pursuant to investment advisory agreements entered into between the Fund and the Adviser and the Master Fund and the Adviser (the “Investment Advisory Agreements”). The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund and the Master Fund, in each case under the ultimate supervision of, and subject to any policies established by, the Board. The Adviser allocates the Master Fund’s assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Master Fund’s and Fund’s investment objective and whether the Investment Fund’s investment performance and other criteria are satisfactory. The Adviser may sell Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board. A discussion of the basis for each Board’s approving the Investment Advisory Agreement will be set forth in the Master Fund’s and the Fund’s initial annual report to Investors.

The offices of the Adviser are located at 1600 Montgomery Street, 23rd Floor San Francisco, California 94111, and its telephone number is (415) 249-6200.

Pantheon

The Adviser is an affiliate of Pantheon Ventures (UK) LLP (“Pantheon UK”), Pantheon Holdings Limited (“Pantheon Holdings”), Pantheon Ventures, Inc. (“Pantheon Ventures”), and Pantheon Ventures (HK) LLP (“Pantheon HK”) (together with the Adviser, each of their respective subsidiaries, subsidiary undertakings, successors and assigns, collectively “Pantheon”).

Pantheon is a leading international private equity fund investor that has been delivering private equity solutions across a broad range of geographies and strategies for over 30 years and had over $26 billion in assets under management as of December 31, 2013. Pantheon’s investment strategies include primary fund, secondary fund, co-investment, infrastructure, and customized programs.

Investment Advisory Agreement

Pursuant to the Investment Advisory Agreements, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund and the Master Fund. The Investment Advisory Agreements were initially approved by the Master Fund’s and the Fund’s full Board and by the Directors who are not “interested persons” (as defined by the 1940 Act) at a meeting held in person on May 19, 2014, and also was approved on such date by the then sole Investor of the Fund and the Master Fund. The Investment Advisory Agreements are terminable without penalty, on sixty (60) days’ prior written notice by each Board, by vote of a majority of the outstanding voting securities of the Master Fund or Fund, or by the Adviser. The Investment Advisory Agreements have an initial term that expires two years after each of the Fund and the Master Fund, respectively, has commenced investment operations. Thereafter, each Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Master Fund or Fund, respectively, provided that, in either event, the continuance also is approved by a majority of the Directors who are not “interested persons” of the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The contractual terms of the Fund’s Investment Advisory Agreement with the Adviser are substantially the same as the terms of the Master Fund’s Investment Advisory Agreement with the Adviser, except that the Adviser will waive, under separate agreement, the management fee payable by the Fund under its Investment Advisory Agreement. In consideration of the management services provided by the Adviser to the Master Fund, the Master Fund will pay, out of its assets, the Adviser the Management Fee at the annual rate of 1.25% of the Master Fund’s net asset value.

The Investment Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties to the Master Fund or the Fund, respectively, the Adviser will not be liable to the Master Fund or the Fund, as the case may be, or any investor of the Master Fund or Fund, as the case may be, for any for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreements. The Investment Advisory Agreements also provide for indemnification, to the fullest extent permitted by law, by the Fund and the Master Fund of the Adviser, its affiliates, and any of their respective partners, members, directors, officers, employees, or investors (each, an “Indemnitee”), against any claim, liability, damage, loss, cost, or expense incurred by the Indemnitee that arise out of or in connection with the performance or non-performance of any of the Adviser’s responsibilities under the Investment Advisory Agreement, provided that the Indemnitee acted in good faith and not opposed to the best interests of the Master Fund or Fund and the claim, liability, damage, loss, cost, or expense is not incurred by reason of the Indemnitee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations to the Master Fund or Fund.

Portfolio Management

While the Adviser’s investment committee reviews and approves all investments made by the Fund and the Master Fund, the below portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund and the Master Fund’s portfolio and share equal responsibility and authority for managing the Fund and the Master Fund’s portfolio. Each of the below portfolio managers has served as portfolio manager to the Fund and Master Fund since inception.

Chris Meads. Mr. Meads joined Pantheon in 2001. He currently serves as Chief Investment Officer of Pantheon and member of Pantheon UK’s Partnership Board. He chairs the

Pantheon HK’s Asian Regional Investment Committee and is a member of the Pantheon UK International Investment Committee. Mr. Meads has 17 years of experience in private equity investments. Prior to joining the Adviser in 2001, he worked at HSBC, where he was involved in both strategic acquisitions and the design and implementation of internal operating procedures. He was previously a senior investment analyst for Brierley Investments Ltd in both Hong Kong and New Zealand, and before that worked in a deal advisory capacity for CS First Boston (NZ) and as an economist for the National Bank of New Zealand and the Reserve Bank of New Zealand. Mr. Meads received a BCom in Economics from Auckland University New Zealand and a BCA Hons in Economics from Victoria University of Wellington, New Zealand.

Susan Long McAndrews. Ms. McAndrews joined Pantheon in 2002. She currently serves as a member of Pantheon UK’s Partnership Board, leads the Adviser’s North American primary fund investment activity, and is chair of the Adviser’s U.S. Regional Investment Committee and a member of the Pantheon UK International Investment Committee and the Global Infrastructure Committee. Ms. McAndrews has 18 years of experience in private equity investments. Prior to joining the Adviser in 2002, she was a Principal at Capital Z Partners in Asia, where she was responsible for executing investments in private equity funds and in fund management companies. Previously, Ms. McAndrews was a Director at Russell Investments from 1995 to 1998 in their private equity group. Ms. McAndrews received a BA from the University of North Carolina at Chapel Hill in International Studies and Economics and an MA from Stanford University in International Policy Studies.

Dennis McCrary. Mr. McCrary joined Pantheon in 2007. He currently serves as a senior member of the Adviser’s North American primary investment team focusing on fund investments and co-investments. He is a member of the Adviser’s U.S. Regional Investment Committee and chairs the Co-Investment Committee. Mr. McCrary has 19 years of experience in private equity investments. Prior to joining the Adviser in 2007, he was the head of the U.S. Partnership Team at Adams Street Partners where he was responsible for primary and secondary fund investments. Previously, he held several investment banking and principal investing positions during a 20-year career with Bank of America and Continental Bank. Dennis received a BA from Michigan State University and an MBA from the University of Michigan.

Brett Johnson. Mr. Johnson joined Pantheon in 2005. He currently serves as Managing Director of the Adviser, focusing on evaluating and monitoring North American primary investment opportunities, and is a member of the Adviser’s U.S. Regional Investment Committee. Mr. Johnson has 13 years of experience in private equity investments. Prior to joining the Adviser in 2005, he was a Director at The Regents of the University of California, where he was responsible for evaluating and executing private equity investments. Previously, Brett was a vice president at One Equity Partners and an assistant vice president in an asset based finance unit of Bank One Corp. Brett received a BA in Economics from Northwestern University and an MBA from the University of Chicago Graduate School of Business, where he graduated with honors.

Rudy Scarpa, Mr. Scarpa joined Pantheon in 2007. He currently serves as Managing Director of the Adviser, leads the Adviser’s secondaries presence in the U.S., and is a member of the Adviser’s Global Secondary Investment Committee. His focus is on secondary deal origination, analysis, structuring, execution and management of investments. Mr. Scarpa has 19 years of experience in private equity investments. Prior to joining the Adviser in 2007, Mr. Scarpa was previously a partner at Coller Capital where he was a key member of the senior team. Prior to Coller Capital, Mr. Scarpa worked at Thomas H. Lee Putnam Ventures, Merrill Lynch, and Skadden Arps. Rudy received his BS at Indiana University and his JD from New York University School of Law.

The portfolio managers manage, or are affiliated with, other accounts in addition to the Fund and the Master Fund, including other pooled investment vehicles. Because the portfolio managers and other members of Pantheon manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Master Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio managers may have an incentive to not favor the Master Fund or Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Subject to available Pantheon profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon UK. Such amounts are payable by Pantheon and not by the Master Fund or Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

The following tables lists the number and types of accounts, other than the Fund, managed by the Fund’s portfolio managers and estimated assets under management in those accounts, as of December 31, 2013.

	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world-wide)
Portfolio manager	Number of accounts[1]	Total assets[1]	Number of accounts	Total assets	Number of accounts	Total assets
Chris Meads	0	$0	38	$20.0 billion	34	$6.2 billion
Susan Long McAndrews	0	$0	38	$20.0 billion	34	$6.2 billion
Dennis McCrary	0	$0	38	$20.0 billion	34	$6.2 billion
Brett Johnson	0	$0	21	$12.5 billion	19	$3.0 billion
Rudy Scarpa	0	$0	21	$12.5 billion	19	$3.0 billion

	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance- based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
Portfolio manager	Number of accounts[1]	Total assets[1]	Number of accounts	Total assets	Number of accounts	Total assets
Chris Meads	0	$0	38	$20.0 billion	23	$4.9 billion
Susan Long McAndrews	0	$0	38	$20.0 billion	23	$4.9 billion
Dennis McCrary	0	$0	38	$20.0 billion	23	$4.9 billion
Brett Johnson	0	$0	21	$12.5 billion	10	$1.8 billion
Rudy Scarpa	0	$0	21	$12.5 billion	10	$1.8 billion

As of the commencement of operations of the Fund, none of the portfolio managers had any direct or indirect beneficial share ownership of the Fund.

Administrator

AMG Funds LLC (the “Administrator”) serves as the Administrator for the Fund. The Administrator’s principal business address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Administrator performs certain administration, accounting, and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund.

The Administrator maintains certain of the Fund’s and Master Fund’s accounts, books, and other documents required to be maintained under the 1940 Act and the U.S. Commodity Futures Trading Commission at 800 Connecticut Avenue, Norwalk, Connecticut 06854. Other such accounts, books, and other documents are maintained at the offices of the Adviser (600 Montgomery Street, 23rd Floor San Francisco, CA 94111 or 1095 Sixth Avenue, 32nd Floor, New York, New York 10036), or the Custodian (2 Hanson Place, Brooklyn, New York 10286 or 101 Barclay Street, New York, New York 10286).

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940, serves as Transfer Agent to the Fund. The Transfer Agent performs certain transfer agency, recordkeeping, fund accounting, and investor services for the Fund.

Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, serves as a custodian and fund accounting agent for the Fund and Master Fund (collectively, the “Funds”). The Custodian is responsible for holding all cash assets and portfolio securities of the Funds in connection with the Funds’ investments, releasing and delivering assets as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for units of the Funds, collecting income and other payments due the Funds with respect investments, paying out monies of the Funds, and providing certain fund accounting services to the Funds.

The Custodian may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency, or omnibus customer account of such custodian.

The Placement Agent and Placement Arrangements

AMG Distributors, Inc. (the “Placement Agent”) acts as the distributor of the Fund’s Units on a best efforts basis. The Placement Agent’s principal address is 800 Connecticut Ave., Norwalk, Connecticut 06854.

The Advisory Class Units are not subject to a sales load. The Placement Agent is not obligated to buy from the Fund any of the Advisory Class Units and does not intend to make a market in the Advisory Class Units. The Fund is not obligated to sell any Advisory Class Units that have not been placed with Investors that meet all applicable requirements to invest in the Fund. Investors should consult with their financial intermediaries about any additional fees or charge they might impose.

The Fund pays the Placement Agent an ongoing Distribution and/or Service Fee at an annualized rate of 0.25% at an annualized rate of 0.25% of the net assets of the Fund as of the end of each month for distribution and investor services provided to Investors (such as responding to Investor inquiries and providing information regarding investments in the Fund; processing purchase, exchange, and redemption requests by beneficial owners; placing orders with the Fund or its service providers; providing sub-accounting with respect to Units beneficially owned by Investors; and processing dividend payments for the Fund on behalf of Investors). The Placement Agent may pay all or a portion of the Distribution and/or Service Fee to Selling Agents that provide distribution and investor services to investors.

The Fund intends to apply for, and operate pursuant to, an exemptive order, if granted by the SEC, to permit the Fund to offer multiple classes of shares. Pursuant to the terms of the SEC exemptive order the Fund will be required to adhere to Rule 12b-1 under the 1940 Act as if the Fund were a registered open-end investment company. With respect to Advisory Class Units, the Fund pays the Distribution and/or Service Fee pursuant to its Distribution and Service Plan, which it has voluntarily adopted and implemented in conformity with Rule 12b-1. By adopting the Distribution and Service Plan in accordance with Rule 12b-1, the Fund is permitted to pay fees that are intended to result in the sale and distribution of its Units, to the extent that a portion of the Distribution and/or Service Fee payments are characterized as such. In conformity with

Rule 12b-1, when the Distribution and Service Plan was adopted the Board, including the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, concluded that there is a reasonable likelihood that the Distribution and Service Plan will benefit the Fund and its Investors. In further conformity with Rule 12b-1, the Distribution and Service Plan contains the following provisions, among others: (i) quarterly reports are to be provided to the Board regarding the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made; (ii) the Distribution and Service Plan will continue only as long as its continuance is approved at least annually by the Board and the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreement related to such Plan, acting in person at a meeting called for the purpose of voting on the Distribution and Service Plan; (iii) any material amendment to the Distribution and Service Plan must be approved by the Board and the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, acting in person at a meeting called for said purpose; and (iv) any amendment to increase materially the costs which the shares of a class may bear for distribution services pursuant to the Distribution and Service Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan. The Distribution and Service Plan is terminable without penalty at any time by a vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, or by a vote of the holders of a majority of the outstanding shares of the Fund.

The Adviser or the Placement Agent may compensate certain Selling Agents, out of its own assets and not as an additional charge to the Fund or the Master Fund, in connection with the sale and/or distribution of Units or the retention and/or servicing of Investor accounts. The level of such payments may be substantial and may be different for different Selling Agents. These payments may create incentives on the part of a Selling Agent to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

Independent Registered Public Accounting Firm and Legal Counsel

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Fund and Master Fund. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund and Master Fund, assists in the preparation and/or review of each Fund’s federal and state income tax returns, and may provide other audit, tax and related services.

Ropes & Gray LLP, Three Embarcadero Center, San Francisco, California 94111-4006, acts as legal counsel to the Fund.

CONFLICTS OF INTEREST

The Adviser

The Adviser or its affiliates provide or may provide investment advisory and other services to various entities. The Adviser, and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, “Other Accounts”). The Fund and the Master Fund have no interest in these activities. The Adviser, its affiliates and the Placement Agent may receive payments from private equity sponsors in connection with such activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Master Fund’s and Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund and the Master Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Master Fund, the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Master Fund’s or Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Master Fund or Fund, or vice versa. In allocating investments among the Master Fund, the Fund, and Other Accounts, the Adviser will consider the appropriateness of a particular investment opportunity in light of the investment objectives, strategies, and liquidity needs of the Master Fund, Fund, and Other Accounts and will follow its allocation policies and procedures in order to minimize conflicts of interest.

The Adviser or Placement Agent may compensate, from its own resources, Selling Agents in connection with the distribution of Units and also in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients, and the inclusion on preferred provider lists. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser or Placement Agent and such Selling Agents. Each Selling Agent also may charge investors, at the Selling Agent’s discretion, a placement fee based on the purchase price of Fund Units purchased by the investor. All or a portion of such compensation may be paid by the Selling Agent to the financial advisory personnel involved in the sale of Units. As a result of the various payments that Selling Agents may receive from investors and the Adviser or Placement Agent, the amount of compensation that a Selling Agent may receive in connection with the sale of Units in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a Selling Agent to recommend the Fund over another investment product.

Selling Agents may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Master Fund, the Adviser, Investment Funds, or Portfolio Companies, or investment vehicles managed or sponsored by the Adviser or Investment Fund Managers, may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a Selling Agent. As such, certain conflicts of interest may exist between such persons and a Selling Agent. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Selling Agents may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund, the Master Fund or an Investment Fund. Such entities may compete with the Fund, the Master Fund or the Investment Fund for investment opportunities and may invest directly in such investment opportunities. Selling Agents that invest in an Investment Fund or a Portfolio Company may do so on terms that are more favorable than those of the Fund or the Master Fund.

Selling Agents that act as selling agents for the Fund or the Master Fund also may act as selling agent for an Investment Fund in which the Master Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the fees described above. A Selling Agent may pay all or a portion of the fees paid to it to certain of its affiliates, including, without limitation, financial advisors whose clients purchase Units of the Fund. Such fee arrangements may create an incentive for a Selling Agent to encourage investment in the Fund, independent of a prospective Investor’s objectives.

A Selling Agent may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests which may conflict with those of the Fund, the Master Fund or an Investment Fund. A Selling Agent may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, the Master Fund, an Investment Fund or a Portfolio Company. A Selling Agent may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, the Master Fund, an Investment Fund or a Portfolio Company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, placement agent, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender. A Selling Agent is expected to provide certain such services to the Fund and the Master Fund in connection with the Fund and the Master Fund obtaining a credit facility, if any.

In addition, issuers of securities held by the Fund, the Master Fund or an Investment Fund may have publicly or privately traded securities in which a Selling Agent is an investor or makes a market. The trading activities of Selling Agents generally will be carried out without reference to positions held by the Fund, the Master Fund or an Investment Fund and may have an effect on the value of the positions so held, or may result in a Selling Agent having an interest in the issuer adverse to the Fund, the Master Fund or the Investment Fund. No Selling Agent is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund, the Master Fund or an Investment Fund has an interest.

A Selling Agent may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund, the Master Fund or an Investment Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund, the Master Fund or the Investment Fund, including with respect to fees and the right to receive information.

Set out below are practices that the Adviser may follow. Although the Adviser anticipates that the Investment Fund Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Fund Manager will abide by, and comply with, its stated practices. An Investment Fund Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds.

Participation in Investment Opportunities

Directors, principals, officers, employees, and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund in which the Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Investment Fund Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Master Fund or an Investment Fund.

Other Matters

An Investment Fund Manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Fund Manager Accounts, subject to certain conditions. Future investment activities of the Investment Fund Managers, or their affiliates, and the principals, partners, directors, officers, or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Master Fund or Fund, except that the Master Fund may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Master Fund or Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Master Fund to purchase and another client to sell, or the Master Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

PROXY VOTING POLICIES AND PROCEDURES

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Master Fund or Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund and the Master Fund have delegated the voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting policies and procedures, except with regards to investments in cash sweep funds (where the Adviser will typically vote as recommended by the cash sweep fund’s directors) and investments in other investment companies in reliance on the exemption provided by Section 12(d)(1)(F) of the 1940 Act (where the Adviser will vote in the same proportion as the vote of all other shareholders of the other investment company). The proxy voting policies and procedures of the Adviser are attached as Appendix B. In general, the Adviser believes that voting proxies in accordance with the Adviser’s proxy voting policies and procedures will be in the best interests of the Fund and the Master Fund.

In exercising its voting discretion, the Adviser seeks to avoid any direct or indirect conflict of interest presented by the voting decision. No less frequently than annually, the Adviser will provide the Board a written report describing any issues arising under the Adviser’s proxy voting policies and procedures, including information about any material conflicts of interest and actions taken in response to those material conflicts of interest.

The Master Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Master Fund, in all, or substantially all, instances, the Master Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Adviser voted proxies related to the Master Fund’s portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling collect (800) 835-3879, and on the SEC’s website at www.sec.gov.

FEES AND EXPENSES

The Adviser will bear all of its own costs incurred in providing investment advisory services to the Fund and the Master Fund. The Fund will bear (whether borne directly or indirectly through and in proportion to, the Fund’s interest in the Master Fund) all expenses incurred in the business and investment program of the Fund, including all costs related to its organization and offering of Units, and any charges and fees to which the Fund is subject as an investor in the Investment Funds. The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund and the Master Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

The Fund (and thus, indirectly, the Investors) will bear all expenses incurred in the business of the Fund and, through its investment in the Master Fund, a pro-rata portion of the operating expenses of the Master Fund, including, but not limited to the following:

•	all expenses related to its investment program, including, but not limited to: (i) expenses borne indirectly through the Master Fund’s investments in the Investment Funds, or expenses borne through the Fund’s investments in the Investment Funds, if applicable in each case, including, without limitation, any fees and expenses charged by the Investment Fund Managers (such as management fees, performance, carried interests, or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Master Fund’s or the Fund’s investments in Investment Funds (whether or not consummated), and enforcing the Fund’s and Master Fund’s rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vi) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	the Management Fee;

•	the Distribution and/or Service Fee and any other distribution or service fees to be paid pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act;

•	all costs and expenses (including costs and expenses associated with the organization and initial registration of the Fund and the Master Fund) associated with the operation and registration of the Fund and the Master Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws;

•	fees of the Independent Directors of the Fund and the independent directors of the Master Fund and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Board or Investors for the Fund or the Master Fund that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law;

•	a portion, as determined by the Board, of the compensation payable to the Fund’s and the Master Fund’s chief compliance officer, and expenses attributable to implementing the Fund’s and the Master Fund’s compliance program;

•	the fees and disbursements of any attorneys, accountants, independent registered public accounting firms, and other consultants and professionals engaged on behalf of the Fund and the Independent Directors and the Master Fund and its independent directors;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund or the Directors or the officers of the Fund or the Master Fund or the directors or the officers of the Master Fund;

•	recordkeeping, custody and transfer agency fees and expenses of the Fund and the Master Fund;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors or potential investors or the Master Fund’s investors or potential investors;

•	all expenses of computing the Fund’s and the Master Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s and the Master Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund or the Master Fund and any custodian, or other agent engaged by the Fund or the Master Fund;

•	fees of custodians, other service providers to the Fund or the Master Fund including transfer agents and depositaries (including The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund or the Master Fund;

•	any extraordinary expenses, including, without limitation, litigation or indemnification expenses, excise taxes and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors or investors of the Master Fund;

•	all taxes to which the Fund or the Master Fund may be subject, directly or indirectly, and whether in the United States, any state thereof or any other U.S. or non-U.S. jurisdictions; and

•	such other types of expenses as may be approved from time to time by the Board or the Master Fund Board.

Except as set forth in the Investment Advisory Agreements, the Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that the Adviser pays on behalf of the Fund.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The Fund is expected to incur organizational and offering expenses of approximately $775,000 in connection with the initial offering of Units. The Fund will bear certain ongoing offering costs associated with the Fund’s continuous offering of Units (mostly filing and printing expenses). Offering costs cannot be deducted by the Fund or the Fund’s Investors.

The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund for a one-year term beginning on the Initial Closing Date and ending on the one year anniversary thereof (the “Limitation Period”) to waive the Management Fee payable by the Master Fund and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s interest in the Master Fund) during the Limitation Period such that the Fund’s total annual operating expenses (exclusive of certain “Excluded “Expenses” listed below) do not exceed 2.00% per annum of the Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the Fund’s proportional share of (a) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which the Master Fund invests (including all acquired fund fees and expenses); (b) transaction costs, including legal costs and brokerage commissions, of the Master Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments; (c) interest payments incurred by the Master Fund, (d) fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund; (e) taxes of the Master Fund; and (f) extraordinary expenses (as determined in the sole discretion of the Adviser) of the Master Fund; and (ii) (a) any investment management fee paid by the Fund; (b) acquired fund fees and expenses of the Fund; (c) transaction costs, including legal costs and brokerage commissions, of the Fund; (d) interest payments incurred by the Fund; (e) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (f) the Distribution and/or Service Fee paid by the Fund; (g) taxes of the Fund; and (h) extraordinary expenses (as determined in the sole discretion of the Adviser) of the Fund. To the extent that the Fund’s total annual operating expenses for any month exceed the Expense Cap, the Adviser will pay, waive, or reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser undertakes an Expense Cap with respect to the Fund, the Fund will be obligated to pay the Adviser all amounts paid, waived, or reimbursed by the Adviser with respect to the Fund pursuant to such Expense Cap, provided that the amount of such additional payment in any year, together with all expenses of the Fund (whether borne directly or indirectly through and in proportion to the Fund’s interest in the Master Fund), in the aggregate, would not cause the Fund’s total annual operating expenses, whether borne directly or indirectly through and in proportion to the Fund’s interest in the Master Fund, exclusive of Excluded Expenses, in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Fund will be made with respect to amounts paid, waived, or reimbursed by the Adviser more than thirty-six (36) months after the date the Fund accrues a liability with respect to such amounts paid, waived, or reimbursed by the Adviser.

The Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Investment Fund Managers generally assess asset-based fees to, and receive incentive-based allocations from, the Investment Funds. As a result, the investment returns of the Investment Funds will be reduced. As an investor in the Investment Funds, the Fund will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive allocations to the Investment Fund Managers.

It is possible the Fund will be required to treat certain shareholders as receiving distributions equal to certain of the Fund’s direct and indirect expenses, including the Management Fee and certain other advisory expenses, subject to possible limitations on deductions. See “Certain Tax Considerations – Expenses Subject to the 2% ‘Floor’ and Special Pass-Through Rules” for more details.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund anticipates investing substantially all of its assets in the Master Fund in private transactions that will not involve brokerage commissions or markups. The Master Fund’s primary investments in Investment Funds, in which interests may be purchased directly from the Investment Fund, may be, but are generally not, subject to transaction expenses. The Master Fund’s secondary investments in Investment Funds generally will be subject to brokerage commissions and other transaction expenses, however, and the Fund and the Master Fund anticipate that other portfolio transactions may be subject to such expenses as well. It is the policy of the Master Fund and Fund to obtain best results in connection with effecting its portfolio transactions taking into certain factors set forth below.

The Master Fund and Fund will bear any commissions or spreads in connection with its portfolio transactions, if any. In placing orders, it is the policy of the Master Fund and Fund to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Master Fund and Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Master Fund and Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Exchange Act). Consistent with any guidelines established by the Board of the Master Fund or Fund, as applicable, and Section 28(e) of the Exchange Act, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to its discretionary clients, including the Master Fund and the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Fund’s private placement agent) and to take into account the sale of shares of the Fund if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. Given the focus on private equity investing, the Fund and the Master Fund are not expected to pay significant brokerage commissions.

DESCRIPTION OF UNITS

General

The Fund is a limited liability company organized under the laws of the state of Delaware. The Fund is authorized to issue an unlimited number of Units. Each Unit has one vote at all meetings of Investors and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Each Investor will have the right to cast a number of votes based on the number of such Investor’s respective Units at any meeting of Investors called by the Board or Investors holding at least one-third of the total number of votes eligible to be cast by all Investors. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

All Units are equal as to right of repurchase by the Fund, dividends and other distributions, and voting rights and have no conversion, preemptive, or other subscription rights. Investors are not liable for further calls or assessments, except that an Investor may be obligated to repay any funds wrongfully distributed to such Investor. The Fund will send periodic reports (including financial statements) to all Investors. The Fund does not intend to hold annual meetings of Investors. Investors are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Units are not available in certificated form. With very limited exceptions, Units are not transferable and liquidity will be provided principally through limited repurchase offers. See “Types of Investments and Related Risk Factors—Limitations on Transfer; Units Not Listed; No Market for Advisory Class Units.”

In general, any action requiring a vote of Investors shall be effective if taken or authorized by the affirmative vote of a majority of the total number of votes eligible to be cast by Investors that are present in person or by proxy at the meeting. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, Investors generally are entitled to share ratably in all the remaining assets of the Fund.

DISTRIBUTION POLICY; DIVIDENDS

The Fund expects that dividends will be paid annually on the Units in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Units may vary in amount depending on investment income received and expenses of operation.

Substantially all of any net capital gain realized on investments will be distributed to Investors at least annually. In addition, depending upon the performance of the Master Fund’s investments, the related growth of the Fund’s net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes. See “Certain Tax Considerations—Distributions by the Fund.”

The net asset value of each Unit that an Investor owns will be reduced by the amount of the distributions or dividends that the Investor receives in respect of Units.

An Investor’s dividends and capital gain distributions will be automatically reinvested if the Investor does not instruct the Administrator otherwise. An Investor who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Units will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Investors may elect initially not to reinvest by indicating that choice on the Subscription Booklet. Investors are free to change their election at any time by contacting the Administrator. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

The Fund reserves the right to suspend at any time the ability of Investors to reinvest distributions and to require Investors to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by Investors exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

APPLICATION FOR INVESTMENT

Eligible Investors

Units will be offered only to Eligible Investors. This means that to purchase Units of the Fund, a prospective Investor will be required to certify that the Units are being acquired by an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. An “accredited investor” includes, among other investors, a natural person who has a net worth (or a joint net worth with that person’s spouse), excluding the value of such natural person’s primary residence, immediately prior to the time of purchase in excess of $1 million, or income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year, and certain legal entities with total assets exceeding $5 million. Existing Investors seeking to purchase additional Units will be required to qualify as Eligible Investors at the time of the additional purchase. The Adviser may from time to time impose stricter or less stringent eligibility requirements.

Purchase Terms

The Fund may accept initial and additional purchases of Units as of the first business day of each calendar month. Each prospective Investor will be required to complete a Subscription Booklet and certify that the Units being purchased are being acquired by an Eligible Investor. If available funds and the application are not received and accepted by the applicable Closing Date, the order will not be accepted at such Closing Date. The Fund will not be obligated to sell any Units, including Units that have not been placed with Eligible Investors. The Fund does not issue the Units purchased (and an investor does not become an Investor with respect to such Units) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of initial or additional purchases of Units are placed in a non-interest-bearing escrow account prior to the amounts’ being invested in the Fund, in accordance with Rule 15c2-4 under the Exchange Act. The purchase amount will be released from the escrow account once the Investor’s order is accepted. If a Subscription Booklet is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing

Date and will be held in the escrow account by the Fund’s escrow agent until the next Closing Date. The Fund reserves the right to reject any purchase of Units in its sole and absolute discretion (including, without limitation, when the Fund has reason to believe that such purchase would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.

The Initial Closing Date for subscriptions for Advisory Class Units is currently anticipated to be on or about October 1, 2014. Subscriptions received by the Fund will be held in a non-interest-bearing escrow account by the Fund’s escrow agent. If the Initial Closing Date does not occur by March 31, 2015, the Fund’s escrow agent will return to subscribers the amount of their subscriptions, without interest.

Generally, the stated minimum initial investment in the Fund is $50,000 and the minimum additional investment in the Fund is $10,000, which minimums may be reduced by the Fund in the discretion of the Adviser or Sponsor based on consideration of various factors, including the Investor’s overall relationship with the Adviser or Sponsor, the Investor’s holdings in other funds affiliated with the Adviser or Sponsor, and such other matters as the Adviser or Sponsor may consider relevant at the time. For employees or directors of the Adviser, Sponsor, and each of their affiliates, and members of their immediate families, and, in the discretion of the Adviser or Sponsor, attorneys, service providers, or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund is $10,000 and the minimum additional investment in the Fund is $5,000, which minimums may be reduced by the Fund in the discretion of the Adviser or Sponsor.

To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each Investor. As a result, Investors will need to identify the name, address, date of birth, and other identifying information about the Investors. If an Investor’s identity cannot be verified, the Investor may be restricted from conducting additional transactions and/or have their investment liquidated. In addition, any other action required by law will be taken.

REPURCHASES OF UNITS AND TRANSFERS

No Right of Redemption

No Investor or other person holding Units acquired from an Investor has the right to require the Fund to redeem any Units. No public market for Units exists, and none is expected to develop in the future. As a result, Investors may not be able to liquidate their investment other than through repurchases of Units by the Fund, as described below.

Repurchases of Units

After completing the first two full years of operations, the Fund may, from time to time, provide liquidity to Investors by offering to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. Investors tendering Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 75 days prior to the date that the Units to be repurchased are valued by the Fund. Investors that elect to tender their Units in the Fund will not know the price at which such Units will be repurchased until such valuation date.

Since all or substantially all of the Fund’s assets will be invested in the Master Fund, the Fund will generally find it necessary to liquidate a portion of its Master Fund Interests in order to satisfy repurchase requests. Because Master Fund Interests may not be transferred, the Fund may withdraw a portion of its Master Fund Interest only pursuant to repurchase offers by the Master Fund. Therefore, the Fund does not expect to conduct a repurchase offer of Units unless the Master Fund contemporaneously conducts a repurchase offer for Master Fund Interests.

In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business, and economic factors. The Adviser anticipates that, generally, after the Fund completes its first two full years of operations, the Adviser will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30, and December 31 (or, if any such date is not a business day, on the immediately preceding business day) (each such date is referred to as a “Tender Valuation Date”). The Adviser expects that, generally, it will recommend to the Board that each repurchase offer made during the calendar quarters (i.e., quarters ending March 31, June 30, September 30, and December 31) should apply to no more than 5% of the net assets of the Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable Tender Valuation Date.

In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board will consider the following factors, among others:

•	whether the Master Fund is making a contemporaneous repurchase offer for interests therein, and the aggregate value of interests the Master Fund is offering to repurchase;

•	whether any Investors have requested to tender Units to the Fund;

•	the liquidity of the Fund’s and the Master Fund’s assets (including fees and costs associated with disposing of the Fund’s and the Master Fund’s interests in underlying Investment Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units;

•	the availability of information as to the value of the Fund’s and the Master Fund’s investments in underlying Investment Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Units; and

•	the recommendations of the Adviser or AMG Funds LLC, acting as sponsor to the Fund (the “Sponsor”).

The Fund will repurchase Units from Investors pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Investors. When the Board determines that the Fund will repurchase Units, notice will be provided to Investors describing the terms of the offer, containing information Investors should consider in deciding whether to participate in the repurchase opportunity, and containing information on how to participate. Investors deciding whether to tender their Units during the period that a repurchase offer is open may obtain the Fund’s net asset value per unit by contacting the Adviser during the period.

Subject to applicable law, the LLC Agreement provides that after the first two full years of operations, if an Investor submits to the Fund a written request to commence a repurchase offer and the Fund does not commence a repurchase offer of at least 5% of the net assets of the Fund within a period of two years from the date of such written request, the Fund will thereafter offer to all then Investors the opportunity to remain in the Fund or elect to contribute their Units to a special purpose vehicle (an “SPV”) that will seek to liquidate at least 90% of its assets within three full fiscal years of such contribution. Any such SPV will not bear any investment advisory or investment management fees after the three fiscal year period.

If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Units tendered, or take any other action permitted by applicable law. In addition, the Fund may repurchase Units of Investors if, among other reasons, the Fund determines that such repurchase would be in the interests of the Fund.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Units from Investors by the applicable repurchase offer deadline.

The Fund does not impose any charges in connection with repurchases of Units unless the Unit is held for less than one year. A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of the Units. The Early Repurchase Fee will be retained by the Fund and will be for the benefit of the Fund’s remaining Investors. Units tendered for repurchase will be treated as having been repurchased on a “first in –first out” basis. Units will be repurchased by the Fund after the Management Fee has been deducted from the Fund’s assets as of the end of the quarter in which the repurchase occurs (i.e., the accrued Management Fee for the quarter in which Units are to be repurchased is deducted before effecting the repurchase).

In light of liquidity constraints associated with the Fund’s investments in Investment Funds, each repurchase offer will generally commence approximately 100 days prior to the applicable Tender Valuation Date. Tenders will be revocable upon written notice to the Fund up to 75 days prior to the Tender Valuation Date (such deadline for revocation being the

“Expiration Date”). If a repurchase offer is extended, the Expiration Date will be extended accordingly.

Repurchases of Units by the Fund will be made in the form of non-interest bearing promissory notes. Each tendering Investor will receive a promissory note in an amount equal to the net asset value of the Investor’s Units, subject to any post-audit adjustments if the Board determines that a holdback is necessary. Any promissory notes provided to Investors in payment for tendered Units will not be transferable. The delivery of such promissory notes will generally be made promptly (within five business days) after the Tender Valuation Date. Payment of the promissory notes will be made as promptly as practicable after the applicable Tender Valuation Date or, if the Board determines that a holdback is necessary, after the Fund’s annual audit with respect to such holdback. If the Board determines that a holdback is necessary, the value of the holdback will be subject to adjustment based on the Fund’s annual audit.

If the Fund’s repurchase procedures must be revised in order to comply with regulatory requirements, the Board will adopt modified procedures reasonably designed to provide Investors substantially the same liquidity for Units as would be available under the procedures described above. The Fund may not be able to guarantee liquidity to Investors through repurchase offers, as the Master Fund may be limited in its ability to liquidate its holdings in Investment Funds to meet repurchase requests. Repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities. Accordingly, the Fund may need to suspend or postpone repurchase offers if it (or the Master Fund) is required to dispose of interests in Investment Funds and is not able to do so in a timely manner.

As described above, in certain circumstances the Board or the Master Fund Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s or the Master Fund’s net assets. In particular, during periods of financial market stress, the Master Fund Board may determine that some or all of the Master Fund investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

The Fund may be required to liquidate portfolio holdings earlier than the Adviser would have desired in order to meet the repurchase requests. Such necessary liquidations may potentially result in losses to the Fund, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Units. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect investors who do not tender their Units in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.

An Investor tendering for repurchase only a portion of its Units must maintain an investment balance of at least $25,000 after the repurchase is effected. If an Investor tenders an amount that would cause the Investor’s investment balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Investor so that the required minimum balance is maintained. The Fund may also repurchase all of the Investor’s Units in the Fund.

The Fund may repurchase all or any portion of the Units of an Investor without consent or other action by the Investor or other person if the Fund determines that:

•	the Units have been transferred or have vested in any person by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Investor);

•	if any transferee does not meet any investor eligibility requirements established by the Fund from time to time;

•	ownership of Units by an Investor or other person is likely to cause the Fund or the Master Fund to be in violation of, require registration of any Units under, or subject the Fund or the Master Fund to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of Units by an Investor may be harmful or injurious to the business or reputation of the Fund, the Master Fund, or the Adviser, or the Sponsor, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by an Investor or other person in connection with the acquisition of Units was not true when made or has ceased to be true;

•	with respect to an Investor subject to special laws or regulations, the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any Units;

•	the investment balance of the Investor falls below $25,000; or

•	it would be in the interest of the Fund, as determined by the Board, for the Fund to repurchase the Units.

In the event that the Adviser, Sponsor, or any of its affiliates holds Units in the Fund or Interests in the Master Fund in the capacity of an investor, the Units or Interests may be tendered for repurchase in connection with any repurchase offer made by the Fund or the Master Fund, as applicable. The Master Fund may make repurchase offers to its investors at times when repurchase offers are not made to Investors in the Feeder Fund, including during the first full two years of the Fund’s operations. The Master Fund will not impose an Early Repurchase Fee on redemptions by its investors. An affiliated entity of the Sponsor may make an initial seed capital contribution to the Master Fund and may redeem such investment through repurchase offers made by the Master Fund as the Fund increases in size. Investors in the Fund may not have the opportunity to redeem their Units prior to or at the same time as the investors of the Master Fund that are requesting to have their Master Fund Interests repurchased.

Transfers of Units

Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Board or Sponsor, which may be withheld in each of its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the Securities Act and that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability, including the requirement that any Investor at the time of purchase be an Eligible Investor, and must be accompanied by a properly completed Subscription Booklet.

Each Investor and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to repurchase the Units transferred.

By purchasing Units of the Fund, each Investor has agreed to indemnify and hold harmless the Fund, the Sponsor, the Adviser, the Directors, the officers of the Fund, each other Investor, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.

CALCULATION OF NET ASSET VALUE

Each of the Fund and the Master Fund will calculate its net asset value as of the close of business on the last business day of each calendar month, each date that a Unit is offered or repurchased, as of the date of any distribution, and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, each of the Fund and the Master Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. Similarly, the net asset value of the Master Fund will equal, unless otherwise noted, the value of the assets of the Master Fund, less all of its liabilities, including accrued fees and expenses.

Because the Fund invests all or substantially all of its assets in the Master Fund, the value of the assets of the Fund will depend on the value of its pro rata interest in the Master Fund investments. The Fund’s investments, and the Master Fund’s investments in Investment Funds and other private equity investments, will be based on valuations provided by Investment Fund Managers and the Adviser according to the Valuation Procedures, subject to the oversight and approval of the valuations by the Pricing Committee. The Administrator will also assist the Pricing Committee in its approval of the valuation of the Master Fund’s investments and will value the ETFs and other securities according to Valuation Procedures approved by the Board and the Master Fund Board for the Fund and the Master Fund. The Fund’s net asset value may be subject to subsequent adjustment, in the discretion of the Board, in the event that relevant information becomes available following the Fund’s annual audit.

The Valuation Procedures provide that, absent a market price, the Master Fund will value its investments in Investment Funds and other private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the carrying amount (book value) of the Master Fund’s interest in such investments as determined by reference to the most recent balance sheet, statement of capital account, or other estimated valuation provided by the relevant Investment Fund Manager as of or prior to the relevant Determination Date as adjusted for any other relevant information known by or calculated by the Adviser at the time the Master Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Investment Fund Manager’s valuations and the relevant Determination Date.

As discussed above, a meaningful input in the Fund’s valuation of Investment Funds will be the estimated valuations provided by Investment Fund Managers to the Adviser. In reviewing and using as inputs the valuations provided by Investment Fund Managers, the Adviser will use a proprietary valuation methodology that incorporates general private equity pricing principles and, for certain securities, may also incorporate a proprietary valuation model with a fundamental overlay that takes into account all relevant information reasonably available to the Adviser at the time of valuation. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Investment Fund Manager does not represent the fair value of a particular Investment Fund or other private equity investment. The Adviser’s assessment will be provided to the Administrator for presentation to the Pricing Committee, which will consider whether it is appropriate, in light of all relevant circumstances, to adjust the value of such investments. Any such decision will be made in good faith by the Pricing Committee and also will be subject to the review and supervision of the Master Fund Board. The Pricing Committee will be responsible for ensuring that the Valuation Procedures are fair to the Master Fund and consistent with applicable regulatory guidelines.

Investment Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Investment Funds and direct private equity investments, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. The Adviser generally will not be able to confirm with certainty the accuracy of valuations provided by any Investment Fund Managers until the Funds receive the Investment Funds’ audited financial statements.

To the extent the Fund or the Master Fund holds ETFs or other securities or portfolio instruments that are not investments in Investment Funds or other private equity investments, the Administrator and the Pricing Committee will price each portfolio instrument in the Funds using one of the independent pricing services approved by the Board or Master Fund Board, unless it is determined pursuant to the Valuation Procedures that market quotations or prices provided by the pricing services are not readily available or are considered unreliable and any market based valuations issued by the pricing services are not readily available or are considered unreliable.

Securities for which a pricing service or other approved source either does not supply a quotation, price, or market based valuation, or supplies a quotation, price, or market based valuation that is believed by the primary pricing service, the Adviser, or the Administrator to be unreliable, will be valued according to fair value procedures specified in the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund or the Master Fund. Consequently, the fees charged to the Fund or the Master Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Master Fund, including the Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Master Fund’s net asset value. Similarly, expenses of the Fund are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s net asset value and the Fund if the judgments of the Pricing Committee, the Administrator, the Adviser, or the Investment Fund Managers regarding appropriate valuations should prove incorrect.

CERTAIN TAX CONSIDERATIONS

The following discussion of U.S. federal income tax consequences of an investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Confidential Memorandum. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular Investors. Investors should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Investors should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The Fund invests substantially all of its assets in the Master Fund, and so substantially all of the Fund’s income will be as a result of distributions (or deemed distributions) from the Master Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned, income earned by or decisions made by or on behalf of the Fund, will be to or will include the Master Fund, and, as applicable, the assets owned, income earned by or decisions made by or on behalf of the Master Fund.

Taxation of the Fund

Qualification for and Treatment as a Regulated Investment Company

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to Investors. In order to qualify for the special tax treatment accorded RICs and their investors, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year, in a manner qualifying for the dividends-paid deduction. As explained in further detail below, the Fund expects not to be a “publicly offered RIC” within the meaning of Code Section 67(c)(2)(B); such status will potentially bear on the way in which the Fund calculates its deductible dividends.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a RIC’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its Investors in the form of dividends (including capital gain dividends, as defined below) that qualify for the dividends-paid deduction.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund, which itself currently intends to elect to be treated and to qualify and be eligible to be treated as a RIC. The Fund generally expects to satisfy the requirements to qualify and be eligible to be treated as a RIC, provided that the Master Fund also meets these requirements; the Fund currently expects that the Master Fund will meet these requirements. Nonetheless, there can be no assurance that either the Fund or the Master Fund will so qualify and be eligible. If the Master Fund were to fail to satisfy the 90% gross income or diversification requirement for qualification as a RIC and were not to cure that failure (as described below), the Fund may as a result itself fail to meet the asset diversification test and may be ineligible to or may otherwise not cure such failure.

The federal income tax rules applicable the Master Fund’s investments are unclear in some cases. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Master Fund, and thus the Fund, has satisfied the requirements to maintain its qualification as a RIC. See “Fund Investments” below.

From time to time, the Fund or the Master Fund may increase its investments in ETFs including in order to increase the percentage of its income constituting qualifying income.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Investors and may be eligible to be treated as “qualified dividend income” in the case of Investors taxed as individuals, provided, in both cases, the Investor meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. As stated above, this discussion of the U.S. federal income tax treatment of the Fund includes the Master Fund. If the Master Fund were to fail to qualify to be treated as a RIC, the Fund would also most likely fail to qualify as a RIC.

The Fund intends to distribute at least annually to its Investors all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain. Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Investors (or the Fund, in the case of the Master Fund making such designation) who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by an Investor of the Fund (or the Fund, in the case of the Master Fund making such designation) would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Investor’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Investor under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the income and gains of Investment Funds will be treated as arising in the hands of the Master Fund at the time realized and recognized by the Investment Funds. Also for purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. In addition, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Given the difficulty of estimating Master Fund income and gains in a timely fashion, each year the Master Fund is likely to be and it is possible that the Fund will be liable for a 4% excise tax.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply long-term capital loss carryforwards first against long-term capital gains, and short-term capital loss carry forwards first against short-term capital gains. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual report for each fiscal year.

Because a RIC cannot “pass through” its losses to its investors, and thus the Master Fund cannot pass through losses to the Fund, any capital losses the Master Fund recognizes for U.S. federal income tax purposes will remain at the Master Fund level until the Master Fund can use them to reduce future capital gains. Accordingly, the Fund generally does not expect to realize any net capital losses, except possibly in the case where it disposes of a certain portion of its investment in the Master Fund at a loss as part of a tender offer by the Master Fund. For further discussion of the effect on the Fund of net capital losses realized by the Master Fund and of the consequences of a redemption by the Fund of a portion of its investment in the Master Fund, see “Investment in Master Fund” below.

Taxation of Investors

Distributions by the Fund

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long an Investor has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.

Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the Investor and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions of investment income reported by the Fund as derived from eligible dividends will qualify for the 70% “dividends-received deduction” in the hands of corporate Investors, provided holding period and certain other requirements are met. The Fund does not expect a significant portion of Fund distributions to be eligible for the dividends-received deduction.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax, among other issues, remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things (i) distributions paid by the Fund of net investment income and capital gains and (ii) any net gain from the sale, redemption or exchange of Fund shares. Investors are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each Investor early in the succeeding year.

If the Fund makes a distribution to an Investor in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces an Investor’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its shares.

Distributions are taxable as described herein whether Investors receive them in cash or reinvest them in additional shares. A dividend paid to Investors in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Investors of record on a date in October, November, or December of that preceding year.

Distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Investor paid. Such distributions may reduce the fair market value of the Fund’s shares below the Investor’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

Fund Investments

The Master Fund will invest up to substantially all its assets in Investment Funds that are classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. Accordingly, the Master Fund, and thus the Fund, may be required to recognize items of taxable income and gain prior to the time that the Master Fund receives corresponding cash distributions from an Investment Fund. In such case, the Master Fund might have to borrow money or dispose of investments, including interests in Investment Funds, and the Fund might have to sell shares of the Master Fund, in each case including when it is disadvantageous to do so, in order to make the distributions required in order to maintain their status as RICs and to avoid the imposition of a federal income or excise tax.

In addition, the character of a partner’s distributive share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Investment Funds classified as partnerships for federal income tax purposes may generate income allocable to the Master Fund that is not qualifying income for purposes of the 90% gross income test described above. In order to meet the 90% gross income test, the Master Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Master Fund may not have timely or complete information concerning the amount and sources of such an Investment Fund’s income until such income has been earned by the Investment Fund or until a substantial amount of time thereafter, it may be difficult for the Master Fund to satisfy the 90% gross income test.

Furthermore, it may not always be entirely clear how the asset diversification rules for RIC qualification will apply to the Master Fund’s investments in Investment Funds that are classified as partnerships for federal income tax purposes. The Master Fund and the Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Master Fund’s direct and indirect investments in order to ensure that the Master Fund meets the asset diversification test. In the event that the Master Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Master Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Master Fund’s ability to dispose of its interest in an Investment Fund that limit utilization of this cure period.

As a result of the considerations described in the preceding paragraphs, the Fund’s and the Master Fund’s intention to qualify and be eligible for treatment as RICs can limit their ability to acquire or continue to hold positions in Investment Funds that would otherwise be consistent with their investment strategy or can require them to engage in transactions in which they would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include the direct investments, activities, income, gain, and loss of both the Fund and the Master Fund, as well as those indirectly attributable to the Fund as result of the Fund’s or the Master Fund’s investment in any Investment Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Passive Foreign Investment Companies

The Master Fund may invest in Investment Funds that are classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes, and Investment Funds themselves may invest in entities that are classified as PFICs. Investments in PFICs could potentially subject the Master Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to its investors. However, the Master Fund (or, as applicable, the Investment Fund or another entity) generally may elect to avoid the imposition of that tax. For example, the Master Fund may elect to treat a PFIC in which it holds an interest as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Master Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distributions from the PFIC. In certain circumstances, the Master Fund may be permitted to and elect to mark the gains (and to a limited extent losses) in such PFIC holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) such holdings on the last day of the Master Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Master Fund realizes a loss with respect to a PFIC, whether by virtue of selling all or part of its interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Master Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

Where the mark-to-market election is made, it is possible that the Master Fund will be required to recognize income (which generally must be distributed to the Fund, and in turn to the Fund’s Investors) in excess of the distributions that it receives in respect of an interest in a PFIC. Accordingly, the Master Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Master Fund will be successful in this regard, and the Master Fund, and thus, the Fund might not be able to maintain its status as a RIC.

In certain cases, neither the Fund nor the Master Fund will be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If neither a “mark-to-market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Master Fund, and thus the Fund. In such a case, the holder of the PFIC interest would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if, in the case where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.

Because it is not always possible to identify a foreign corporation as a PFIC, the Master Fund may incur the tax and interest charges described above in some instances. Any such tax will reduce the value of the Fund’s investment of, or return from, the Master Fund.

Investments in Other RICs

The Fund’s investment in a mutual fund, an ETF or another company that qualifies as a RIC (each, an “investment company”) will potentially affect the timing and character of the Fund’s income and gains.

If the Fund receives dividends from an investment company and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided that the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Derivatives, Hedging and Related Transactions

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call-writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to Investors.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Special Rules for Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and is required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, an Investment Fund or, if applicable, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to Investors at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its Investors may receive a larger capital gain dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to Investors and increase the distributions taxed to Investors as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Commodity-Linked Derivatives

The Fund’s use of commodity-linked derivatives can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain Investments in REITs

Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“U.S. REITs”) may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund Investors for U.S. federal income tax purposes. Investments in U.S. REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a U.S. REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to Investors of the RIC in proportion to the dividends received by such Investors, with the same consequences as if the Investors held the related interest directly. As a result, a RIC investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to Investors (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign Investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Investment in the Master Fund

Because the Fund will invest all or substantially all of its assets in the Master Fund, its distributable income and gains will normally consist entirely of distributions (or deemed distributions) from the Master Fund and gains and losses on the disposition of units of the Master Fund. To the extent that the Master Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to benefit from those losses unless (i) the losses are capital losses and the Master Fund realizes subsequent capital gains that it can reduce by those losses, or (ii) the Fund is able to recognize its share of the Master Fund’s losses when it disposes of units of the Master Fund. Even if the Fund were able to recognize its share of those losses by making such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Master Fund units against its ordinary income (including distributions of any net short-term capital gains realized by the Master Fund).

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that the Fund will be required to distribute to Investors will be greater than such amounts would have been had the Fund invested directly in the securities held by the Master Fund, rather than investing in units of the Master Fund. For similar reasons, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Master Fund.

A redemption (including a redemption resulting from a tender offer or liquidation of the Fund), if any, of Master Fund units generally will be treated as a distribution under Section 301 of the Code (a “Section 301 distribution”) unless the redemption is treated as being any of (i) a complete termination of the Fund’s interest, (ii) “substantially disproportionate” with respect to the Fund or (iii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. The Fund expects that its redemption of Master Fund units will be treated as a Section 301 distribution. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Master Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the Fund’s tax basis in its units, and thereafter as capital gain.

In the case where the Fund is treated as having received a taxable dividend from the Master Fund, there is a risk that non-tendering shareholders in the Master Fund, and other shareholders of the Master Fund who tender some but not all of their units therein or not all of whose units therein are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Master Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming units of the Master Fund. Dividend treatment of a tender by the Master Fund would affect the amount and character of income required to be distributed by both the Master Fund and the Fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as qualified dividend income or as a capital gain dividend; otherwise, it would be taxable as ordinary income.

If the Fund receives dividends from the Master Fund, and the Master Fund reports such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to units of the Master Fund.

If the Fund receives dividends from the Master Fund, and the Master Fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to units of the Master Fund.

The Fund expects to be a “qualified fund of funds”—that is, a RIC at least 50% of its total assets of which consists, at the close of each quarter of the RIC’s taxable year, of interests in other RICs (here, the Master Fund). As a result, the Fund will be permitted to elect to pass through to its Investors foreign income taxes and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by the Master Fund, if the Master Fund itself elected to pass such taxes through to Investors, so that Investors of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if the Fund or the Master Fund qualifies to make such election for any year, it may determine not to do so. See “Foreign Taxation” below for more information.

In addition to the wash sale rules, certain related party transaction rules may cause any losses generated by the Fund on the sale of the Master Fund’s units to be deferred (or, in some cases, permanently disallowed) if the Fund and the Master Fund are part of the same “controlled group” (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, the Fund and the Master Fund will be part of the same controlled group if the Fund owns more than 50% of the total outstanding voting securities of the Master Fund.

Failure of the Master Fund or the Fund to qualify and be eligible to be treated as a RIC would likely materially reduce the investment return to the Fund’s Investors.

Expenses Subject to 2% “Floor” and Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 Investors at all times during a taxable year. The Fund expects to be treated as a nonpublicly offered RIC for U.S. federal income tax purposes. Very generally, pursuant to Treasury Department regulations, expenses of a nonpublicly offered RIC, except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including nonpublicly offered RICs, individuals and entities that compute their taxable income in the same manner as an individual), and are deductible by those shareholders, subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury 28% of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the Investor’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Investors

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt Investor of the RIC. Notwithstanding this “blocking” effect, a tax-exempt Investor could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt Investor within the meaning of Code Section 514(b).

A tax-exempt Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the

Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt Investors, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such Investors at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other Investor, and thus reduce such Investor’s distributions for the year by the amount of the tax that relates to such Investor’s interest in the Fund.

CRTs and other tax-exempt Investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Sale or Exchange of Units

The sale, redemption or other taxable disposition of Fund shares (as previously defined, “Units”) may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Units will be treated as long-term capital gain or loss if the Units have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Units will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Units held by an Investor for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the Investor with respect to the Units. Further, all or a portion of any loss realized upon a taxable disposition of Units will be disallowed under the Code’s wash-sale rule if other substantially identical Units are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased Units will be adjusted to reflect the disallowed loss.

From time to time, the Fund intends to make a tender offer for its Units (as described under “Repurchases and Transfers of Units” in this Confidential Memorandum). Investors who tender all Units held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If an Investor tenders fewer than all of its Units or fewer than all Units tendered are repurchased, such Investor may be treated as having received a Section 301 distribution upon the tender of its Units, unless the redemption is treated as being either (i) “substantially disproportionate” with respect to such Investor or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing an Fund’s tax basis in its shares, and thereafter as capital gain. Where the Investor is treated as receiving a dividend, there is a risk that non-tendering Investors and Investors who tender some but not all of their Units or fewer than all of whose Units are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Units of the Fund.

To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet tenders made pursuant to its tender offers or otherwise repurchases Fund shares, the Fund will be required to make additional distributions to its Investors.

Tax Shelter Reporting Regulations

Under Treasury regulations, if an Investor recognizes a loss of $2 million or more for an individual Investor or $10 million or more for a corporate Investor, the Investor must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Investors of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to Investors of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Investors should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit Investors to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, Investors will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. An Investor’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the Investor’s not receiving a full credit or deduction (if any) for the amount of such taxes. Investors who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund is a qualified fund of funds, it also may elect to pass through to its Investors foreign taxes it has paid or foreign taxes passed through to it by any RIC in which it invests that itself was eligible to elect and did elect to pass through such taxes to Investors (see “Investment in Master Fund” and “Investments in Other RICs” above). Even if the Fund were eligible to make such an election for a given year, it may determine not to do so.

Foreign Investors

Absent a specific statutory exemption, dividends other than capital gain dividends paid (or deemed paid) by the Fund to an Investor that is not a “U.S. person” within the meaning of the Code (a “foreign Investor”) are subject to withholding of U.S. federal income tax at a rate of

30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign Investor directly, would not be subject to withholding. Distributions properly reported as capital gain dividends generally are not subject to withholding of U.S. federal income tax.

For distributions with respect to taxable years of a RIC beginning before January 1, 2014, such RIC was not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign investor, to the extent such distributions are properly reported as such by such RIC in a written notice to investors (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported as such by the RIC in a written notice to investors (“short-term capital gain dividends”). This exception to withholding for interest-related dividends did not apply to distributions to a foreign investor (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the foreign investor was the issuer or was a 10% investor of the issuer, (C) that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign investor and the foreign investor is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends did not apply to (A) distributions to an individual foreign investor who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below. If a RIC invested in a RIC that paid such distributions to such RIC, such distributions retained their character as not subject to withholding if properly reported when paid by such RIC to foreign persons. A RIC was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but was not required to do so. The exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of RICs beginning on or after January 1, 2014. Therefore, as of the date of this Confidential Memorandum, the Fund (or intermediary, as applicable) is currently required to withhold on distributions to foreign Investors attributable to net interest or short-term capital gains that formerly would have been eligible for this withholding exemption. It is currently unclear whether Congress will extend the exemption for distributions with respect to taxable years of RICs beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such extension would have retroactive effect.

In the case of shares held through an intermediary, the intermediary may have withheld even if a RIC reported all or a portion of a payment as an interest-related or short-term capital gain dividend to investors. Foreign Investors should contact their intermediaries regarding the application of these rules to their accounts. A foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign Investor of a trade or business within the United States, (ii) in the case of a foreign Investor that is an individual, the Investor is present in the

United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign Investor’s sale of shares of the Fund or to the capital gain dividend the foreign Investor received (as described below).

USRPHC Rules

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign Investor attributable directly or indirectly to distributions received by the Fund from a lower-tier U.S. REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign Investor being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign Investor, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign Investor’s current and past ownership of the Fund. Prior to January 1, 2014, the “look-through” USRPI treatment described above for distributions by the Fund to a foreign Investor also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

Moreover, if the Fund were a USRPHC or very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign Investor to the extent such amounts are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year, and such foreign Investor generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale.

The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above.

Foreign Investors should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign Investors with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Investor in the United States. More generally, foreign Investors who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign Investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign Investors should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Investor Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Investors that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Investors should consult a tax advisor, and persons investing in the Fund through an intermediary should consult their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a Investor fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Investor on dividends, including capital gain dividends, and the proceeds of the sale, redemption or other disposition of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign Investors described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective Investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective Investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective Investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Certain Tax Considerations—Tax-Exempt Investors”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of plans or arrangements subject to Section 4975 of the Code should carefully consider these same factors.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be the assets of the Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the assets of the Fund.

The Adviser will require a Benefit Plan which proposes to invest in the Fund to represent that it and any fiduciaries responsible for such Plan’s investments (including in its individual or corporate capacity, as may be applicable) are aware of and understand the Fund’s investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Investors that are Benefit Plans may currently maintain relationships with the Adviser or other entities which are affiliated with the Adviser. Each of such persons may be deemed to be a party in interest (or disqualified person) to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Investors that are Benefit Plans should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of Investors that are Benefit Plans will be required to represent (including in their individual or corporate capacity, as applicable) that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund, unless such purchase and holding is pursuant to an applicable exemption such as Prohibited Transaction Class Exemption (“PTCE”) 77-3 or PTCE 77-4.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Confidential Memorandum is general and may be affected by future publication of regulations and rulings. Potential Investors that are Benefit Plans should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

ADDITIONAL INFORMATION

The following is a summary description of additional items and of select provisions of the LLC Agreement which are not described elsewhere in this Confidential Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A.

Liability of Investors

Investors in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an Investor will not be liable for the debts, obligations, or liabilities of the Fund solely by reason of being an Investor, except that the Investor may be obligated to repay any funds wrongfully distributed to the Investor.

Duty of Care of the Board and the Adviser

The LLC Agreement provides that none of the Directors, officers of the Fund, Adviser, or the Sponsor (including any officer, director, member, partner, principal, employee, or agent of the Adviser or Sponsor and each of their respective affiliates) shall be liable to the Fund or any of the Investors for any loss or damage occasioned by any act or omission in the performance of their respective services under the LLC Agreement, unless such loss or damage was due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, officers of the Fund, Adviser, Sponsor, or any of their affiliates, by the Fund and the Master Fund, but not by the Investors individually, against any damages, liability, and expense to which any of them may be liable; (i) by reason of being or having been a Director or officer of the Fund, the Adviser, the Sponsor or officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor or any of their respective affiliates; or (ii) which arises in connection with the performance of their activities on behalf of the Fund and the Master Fund. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a director for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the LLC Agreement

The LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the 1940 Act; or (ii) if required by the 1940 Act, the approval of the Investors by such vote as is required by the 1940 Act.

Power of Attorney

By purchasing an interest in the Fund, each Investor will appoint the Sponsor and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. With respect to the dissolution of the Fund, the power of attorney will extend to any liquidator of the Fund’s assets.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Sponsor and each of the Directors and as such is irrevocable and continues in effect until all of such Investor’s interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board.

Term, Dissolution and Liquidation

The Fund will be dissolved:

•	upon the affirmative vote to dissolve the Fund by the Board;

•	upon the determination of Investors not to continue the business of the Fund at a meeting called by the Sponsor when no Director remains or if the required number of Directors is not elected within sixty (60) days after the date on which the last Director ceased to act in that capacity;

•	at the election of the Sponsor; or

•	as required by operation of law.

Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts and liabilities of the Fund, other than debts and liabilities to Investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts or liabilities owing to the Investors that hold non-interest bearing promissory notes of the Fund as a result of having previously tendered their Units to the Fund for repurchase; (3) next to satisfy debts or liabilities owing to the Investors; and (4) finally to the Investors proportionately in accordance with their investment in the Fund. The Board or liquidator may distribute ratably in kind any assets of the Fund, provided such assets are valued pursuant to provisions of the LLC Agreement.

Reports to Investors

The Fund will furnish to Investors as soon as practicable after the end of each taxable year (and/or each calendar year) such information as is necessary for such Investors to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to Investors a semi-annual and an audited annual report within sixty (60) days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund’s operations during such period will be posted to the Fund’s website.

APPENDIX A: LIMITED LIABILITY COMPANY AGREEMENT

AMG PANTHEON PRIVATE EQUITY FUND, LLC

LIMITED LIABILITY COMPANY AGREEMENT

Dated and effective as of May 16, 2014

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i

ii

AMG PANTHEON PRIVATE EQUITY FUND, LLC

LIMITED LIABILITY COMPANY AGREEMENT

THIS LIMITED LIABILITY COMPANY AGREEMENT of AMG PANTHEON PRIVATE EQUITY FUND, LLC (the “Fund”) is dated and effective as of May 16, 2014 by and among the Organizational Member, Pantheon Ventures (US) LP, as Adviser, AMG Funds LLC, as Sponsor, the Directors identified on Schedule I hereto, and each person hereinafter admitted to the Fund in accordance with this Agreement and reflected on the books of the Fund as a Member.

W I T N E S S E T H:

WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of May 16, 2014 and filed with the Secretary of State of the State of Delaware on May 16, 2014;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS

For purposes of this Agreement:

1934 Act means the Securities Exchange Act of 1934 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

1940 Act means the Investment Company Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

Adviser means Pantheon Ventures (US) LP in its capacity as investment adviser under the Investment Advisory Agreement, or any successor investment adviser to the Fund.

Advisers Act means the Investment Advisers Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

Affiliate means affiliated person as such term is defined in the 1940 Act.

Agreement means this Limited Liability Company Agreement, as amended and/or restated from time to time.

Board means the Board of Directors established pursuant to Section 2.6 hereof.

Certificate means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

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Class means any division of Units, which is or has been established in accordance with the provisions of Section 5.1 hereof.

Closing Date means the first date on or as of which a Member other than the Organizational Member is admitted to the Fund.

Code means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

Delaware Act means the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

Director means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board. Each Director shall constitute a “manager” of the Fund within the meaning of the Delaware Act, with such powers and authority as set forth in this Agreement.

Electronic Transmission means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by the recipient thereof and that may be directly reproduced in paper form by such recipient through an automated process.

Fiscal Period means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1)	the last day of a Fiscal Year;

(2)	the last day of a taxable year (if that day is not the last day of a Fiscal Year);

(3)	the day preceding any day as of which the Fund issues Units;

(4)	the day preceding any day as of which the Fund admits a substituted Member to whom a Unit of a Member has been Transferred (unless there is no change of beneficial ownership); or

(5)	any day on which the Fund makes any distribution to, or repurchases any Units of, any Member.

Fiscal Year means the period commencing on the Closing Date and ending on the first March 31st following the Closing Date, and thereafter each period commencing on April 1st of each year and ending on March 31st of the succeeding year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board shall designate another fiscal year for the Fund that is a permissible fiscal year under the Code.

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Form N-2 means the Fund’s Registration Statement on Form N-2, as amended from time to time, filed with the Securities and Exchange Commission.

Fund means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

Independent Directors means those Directors who are not “interested persons” of the Fund as such term is defined in the 1940 Act.

Insurance means any insurance policy, the benefits of which are payable to the Fund.

Investment Advisory Agreement means an investment advisory agreement entered into between the Adviser and the Fund, or an investment advisory agreement entered into between any successor investment adviser to the Fund and the Fund, as from time to time in effect.

Investment Funds means unregistered pooled investment vehicles and registered investment companies that are advised by an Investment Fund Manager.

Investment Fund Managers means portfolio managers among which the Fund deploys some or all of its assets.

Master Fund means AMG Pantheon Private Equity Master Fund, LLC, or any other investment fund in which, upon approval by the Board and any necessary approval of the Members pursuant to the 1940 Act, the Fund invests all or substantially all of its assets.

Member means any Person who is admitted to the Fund in accordance with this Agreement as a member of the Fund until the Fund repurchases the Units of such Person pursuant to Section 4.4 hereof or such Person otherwise ceases to be a member of the Fund, or a substitute Member who is admitted to the Fund pursuant to Section 4.3 hereof, in such Person’s capacity as a member of the Fund. For purposes of the Delaware Act, there are no other classes or groups of members other than those established pursuant to Section 5.1.

Net Assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchases of Units.

Organizational Member means the Person executing this Agreement in such capacity.

Person means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization or any other “person” as defined in Section 18-101(12) of the Delaware Act.

Securities means securities (including, without limitation, equities, debt obligations, options, and other “securities” as that term is defined in Section 2(a)(36) of the 1940

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Act) and other financial instruments of U.S. and non-U.S. entities, including, without limitation, capital stock, shares of beneficial interests, partnership interests and similar financial instruments, as well as any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

Sponsor means AMG Funds LLC.

Taxable Year means the period originally commencing on the Closing Date and ending on the first September 30 following the Closing Date, and thereafter each period commencing on October 1 of each year and ending on September 30 of the succeeding year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

Transfer means the assignment, transfer, sale or other disposition of all or any portion of a Unit, including any right to receive any distributions attributable to a Unit.

Units means the equal proportionate shares into which the limited liability company interests of all Members are divided from time to time, each of which represents an interest in the Fund that is equal in all respects to all other Units and as to which the holder hereof has such appurtenant rights and obligations as are set forth in this Agreement, and includes fractions of Units as well as whole Units or, if more than one Class is authorized by the Board, the equal proportionate shares into which each Class of Units shall be divided from time to time, each of which represents an interest in the Fund that is equal in all respects to all other Units of the same Class and as to which the holder thereof has such appurtenant rights and obligations as are set forth in this Agreement, and includes fractions of Units as well as whole Units.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD

2.1	Formation of Limited Liability Company.

The filing of the Certificate by the Organizational Member, as authorized person within the meaning of the Delaware Act, is hereby ratified and confirmed, and the Organizational Member and any Person or Persons designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver, and file all certificates (and any amendments and/or restatements thereof, including any amendments and/or restatements of the Certificate) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents, and certificates which, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund. The Organizational Member or any officer of the Fund

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is also authorized to obtain on behalf of the Fund an Employer Identification Number from the Internal Revenue Service, EDGAR access codes from the Securities and Exchange Commission, and a CUSIP identifier from CUSIP Global Services. The Organizational Member was admitted to the Fund as a member of the Fund effective as of the time of the filing of the Certificate.

2.2	Name.

The name of the Fund shall be “AMG Pantheon Private Equity Fund, LLC” or such other name as the Board hereafter may adopt upon causing an appropriate amendment to this Agreement to be adopted and to the Certificate to be filed in accordance with the Delaware Act. The Fund’s business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

2.3	Principal and Registered Office.

The Fund shall have its principal office at the principal office of the Sponsor, or at such other place designated from time to time by the Board.

The Fund shall have its registered office in the State of Delaware at 1209 Orange Street, Wilmington, DE 19801 and shall have CT Corporation as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

2.4	Duration.

The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5	Business of the Fund.

(a) The business of the Fund is to invest substantially all of its assets in the Master Fund. The Fund also may purchase, sell (including short sales), invest, and trade in Securities, invest its assets in Investment Funds, and engage in any financial or derivative transactions relating thereto or otherwise to engage in such other activities and to exercise such rights and powers as permitted under the Delaware Act.

(b) The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

2.6	The Board.

(a) The Organizational Member hereby designates those Persons listed on Schedule I, who shall agree to be bound by the terms of this Agreement pertaining to the obligations of Directors, to serve as Directors on the initial Board. From time to time, the Board

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may fix the number of Directors or fill vacancies in the Directors, including vacancies arising from an increase in the number of Directors, or remove Directors with or without cause. Each Director shall serve during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Members called for the purpose of electing Directors and until the election and qualification of his or her successor. At any meeting called for the purpose, a Director may be removed by vote of the holders of two-thirds of the outstanding Units. Any Director may resign at any time by written instrument signed by him or her and delivered to any officer of the Fund or to a meeting of the Board. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Fund or otherwise authorized by the Board, no Director resigning and no Director removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Members may elect Directors at any meeting of Members called by the Board for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.

(c) If no Director remains, the Sponsor shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing one or more Directors. If the Members, voting pursuant to the provisions of Section 3.3, shall determine at such meeting not to continue the business of the Fund or if one or more Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7	Members.

The Board may admit one or more Members to the Fund as members of the Fund as of the first business day of each calendar month or at such other times as the Board may determine without the consent of any other Person. Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or an instrument pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board, Sponsor, or any other Person to whom the Board has delegated such authority from time to time, in their absolute discretion, may reject applications for the purchase of Units in the Fund. The admission of any Person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the purchase of Units of such additional Member.

2.8	Organizational Member.

[Reserved.]

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2.9	Both Directors, the Adviser, the Sponsor and Members.

A Person may at the same time be a Director and a Member, the Adviser and a Member, or the Sponsor and a Member, in which event such Person’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

2.10	Limited Liability.

Except as otherwise provided under applicable law, none of the Members, Directors, Sponsor, nor, except to the extent provided in Section 3.6 hereof and in the Investment Advisory Agreement, the Adviser, shall be liable personally for the Fund’s debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund in an amount in excess of the Units of such Member, plus such Member’s share of undistributed profits and assets, except that a Member may be obligated to repay any funds wrongfully distributed to such Member.

ARTICLE III

MANAGEMENT

3.1	Management and Control.

(a) The management and control of the business of the Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of the Fund and in its name, to exercise all rights, powers, and authority of “managers” under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. Except to the extent otherwise expressly provided in this Agreement, (i) each Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation; and (ii) each Independent Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Adviser shall continue to serve as investment adviser to the Fund, and each of the Adviser and the Sponsor shall have the authority to manage the business and affairs of the Fund, but only until such time as one or more Directors are elected by the Members or the Fund is dissolved in accordance with Section 6.1 hereof.

(b) The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

(c) Members shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power, or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this

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Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or, subject to the terms of this Agreement, as otherwise required in the Delaware Act.

(d) The Board may delegate to any Person any rights, power, and authority vested by this Agreement in the Board to the extent permissible under applicable law.

3.2	Actions by the Board.

(a) Unless provided otherwise in this Agreement or a higher or additional standard (e.g. approval by a majority of the Independent Directors) is required by the 1940 Act, any act to be taken by the Board may be taken: (i) by the affirmative vote of a majority of the Directors present at a meeting duly called at which a quorum of the Directors shall be present (in person or by telephone); or (ii) by consent, given in writing or by Electronic Transmission, of a majority of the Directors without a meeting.

(b) The Board may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time, and place of such meeting at least 24 hours in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a waiver of notice, given in writing or by Electronic Transmission, with respect to the meeting. Directors may attend and participate in any meeting by conference telephone or other communications equipment which permits all Directors participating in the meeting to hear each other. A majority of the Directors then in office shall constitute a quorum at any meeting.

(c) The Board may designate from time to time agents of the Fund who shall have the same powers and duties to act on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation or such powers as are otherwise delegated to them by the Board, and designate them as officers of the Fund. The Persons listed on Schedule I are hereby designated as the initial officers of the Fund. Additional or successor officers of the Fund shall be chosen by the Board and shall consist of at least a President and a Secretary.

3.3	Meetings of Members.

(a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Except as otherwise provided in Section 2.6(b) hereof, meetings of the Members may be called by the Board or by Members holding one-third of the total number of votes eligible to be cast by all Members, and may be held at such time, date, and place as the Board or, to the extent applicable, the Sponsor, shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting at least seven days prior to such meeting. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting

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may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding one-third of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. Any meeting of Members may, by action of a Director or the President of the Fund, be adjourned from time to time with respect to one or more matters to be considered at such meeting, whether or not a quorum is present with respect to such matter, and any adjourned session or sessions may be held, any time after the date set for the original meeting, without the necessity of further notice; upon motion of a Director or the President of the Fund, the question of adjournment may be (but is not required by this Agreement to be) submitted to a vote of the Members, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any Units present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b) On each matter submitted to a vote of Members, unless the Board determines otherwise, all Units of all Classes shall vote as a single class; provided, however, that: (i) as to any matter with respect to which the Board determines that a separate vote of any Class is required by the 1940 Act or other applicable law or is required by attributes applicable to any Class, such requirements as to a separate vote by that Class shall apply; (ii) unless the Board determines that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one Class and the interests of each such Class in the matter are identical, then the Units of all such affected Classes shall vote as a single class; and (iii) as to any matter which does not affect the interests of a particular Class, only the holders of Units of the one or more affected Classes shall be entitled to vote as determined by the Board in its sole discretion.

(c) Subject to Section 3.3(b) above, each Member as of the record date for a meeting of Members shall be entitled to cast at such meeting one vote with respect to each Unit held by the Member, as of the record date (and a proportionate fractional vote in the case of a fractional Unit). The Board or, to the extent applicable, the Sponsor, shall establish a record date not less than 10 nor more than 90 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member entitled to vote at the Meeting and the number of votes that each Member will be entitled to cast at the meeting.

(d) A Member may vote at any meeting of Members by a proxy properly given in writing or by Electronic Transmission or by any other means permitted by applicable law by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member giving the proxy by a later writing or

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Electronic Transmission or by any other means permitted by applicable law delivered to the Fund at any time prior to exercise of the proxy, or if the Member giving the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing or by Electronic Transmission are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4	Other Activities of Members, Directors, the Adviser, and the Sponsor.

(a) None of the Directors or officers of the Fund nor the Adviser or Sponsor shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement and any other agreement they may have with the Fund.

(b) The Adviser, Sponsor, and any Member, officer of the Fund, Director, or Affiliates of any of them, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities and Investment Funds, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of the Adviser, Sponsor, or any other Member, officer of the Fund, Director, or Affiliates of any of them, or any profits derived therefrom, and the pursuit of such activities, even if competitive with the activities of the Fund, shall not be deemed wrongful or improper. No such Person shall be liable to the Fund or any Members for breach of any fiduciary or other duty by reason of the fact that such Person takes any such action or pursues or acquires for, or directs an opportunity to another Person or does not communicate such opportunity to the Fund.

3.5	Duty of Care.

(a) The Directors, officers of the Fund, the Adviser, the Sponsor, including any officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor and each of their respective affiliates, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such Person’s services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Person constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Person’s duties hereunder.

(b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for a Unit shall be liable to the Fund, any other Member or third parties only as required by applicable law or otherwise provided in this Agreement.

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3.6	Indemnification.

(a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.6(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors, or other legal representatives), each officer of the Fund, the Adviser, the Sponsor, each officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor, and each of their respective affiliates, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any Person who controls or is under common control, or otherwise is affiliated, with the Adviser or Sponsor and their executors, heirs, assigns, successors, or other legal representatives) against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, an officer of the Fund, the Adviser, or the Sponsor, any officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor or any of their respective affiliates, or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.6 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.6 to the fullest extent permitted by law.

(b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.6(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee’s failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c) As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an

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adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.6(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, or (ii) the Board secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.

(d) Any indemnification or advancement of expenses made pursuant to this Section 3.6 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.6 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.6 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.6. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.6, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.6 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.6 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member, the Adviser nor the Sponsor shall be personally liable with respect to any such claim for indemnification or advancement of expenses, except to the extent provided in Section 2.10 hereof.

(f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.6 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any officer of the Fund, a Director, the Adviser, the Sponsor or other Person.

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3.7	Fees, Expenses and Reimbursement.

(a) The Board may cause the Fund to compensate each Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(b) The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement. Expenses to be borne by the Fund (whether borne directly or indirectly through and in proportion to, the Fund’s interest in the Master Fund) (and, thus, indirectly by Members) include, but are not limited to, the following:

(1)	all expenses related to its investment program, including, but not limited to: (i) expenses borne indirectly through the Master Fund’s investments in the Investment Funds, or expenses borne through the Fund’s investments in the Investment Funds, if applicable in each case, including, without limitation, any fees and expenses charged by the Investment Fund Managers (such as management fees, performance, carried interests, or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Master Fund’s or the Fund’s investments in Investment Funds (whether or not consummated), and enforcing the Fund’s and Master Fund’s rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vi) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

(2)	the management fee paid by the Fund and the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Fund and the Master Fund;

(3)	any distribution and/or service fees to be paid pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act;

(4)	all costs and expenses (including costs and expenses associated with the organization and initial registration of the Fund and the Master Fund) associated with the operation and registration of the Fund and the Master Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws;

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(5)	fees of the Independent Directors of the Fund and the independent directors of the Master Fund and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Board or Members, or of the board of directors or members of the Master Fund, in each case that are regularly scheduled, permitted or required to be held under the terms of this Agreement or the limited liability company agreement of the Master Fund, as applicable, the 1940 Act, or other applicable law;

(6)	a portion, as determined by the Board, of the compensation payable to the Fund’s and the Master Fund’s chief compliance officer, and expenses attributable to implementing the Fund’s and the Master Fund’s compliance program;

(7)	the fees and disbursements of any attorneys, accountants, independent registered public accounting firms, and other consultants and professionals engaged on behalf of the Fund and the Independent Directors and the Master Fund and its independent directors;

(8)	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund or the Directors or the officers of the Fund or the Master Fund or the directors or the officers of the Master Fund;

(9)	recordkeeping, custody and transfer agency fees and expenses of the Fund and the Master Fund;

(10)	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members or potential members or the Master Fund’s members or potential members;

(11)	all expenses of computing the Fund’s and the Master Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s and the Master Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

(12)	all charges for equipment or services used for communications between the Fund or the Master Fund and any custodian, or other agent engaged by the Fund or the Master Fund;

(13)	fees of custodians, other service providers to the Fund or the Master Fund including transfer agents and depositaries (including The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other Persons providing administrative services to the Fund or the Master Fund;

(14)	any extraordinary expenses, including, without limitation, litigation or indemnification expenses, excise taxes and costs incurred in connection

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with holding and/or soliciting proxies for a meeting of Members or members of the Master Fund;

(15)	all taxes to which the Fund or the Master Fund may be subject, directly or indirectly, and whether in the United States, any state thereof or any other U.S. or non-U.S. jurisdictions; and

(16)	such other types of expenses as may be approved from time to time by the Board or the board of directors of the Master Fund.

Except as set forth in the Investment Advisory Agreement, the Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that the Adviser pays on behalf of the Fund.

(c) The Fund from time to time, alone or in conjunction with other accounts for which the Adviser or Sponsor, or any Affiliate of the Adviser or Sponsor, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.

3.8 Liabilities and Duties.

To the fullest extent permitted by applicable law, the Members agree that the provisions of this Agreement, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of a Member, officer of the Fund, a Director or other Person otherwise existing at law or in equity, replace such other duties and liabilities of such Member, officer of the Fund, Director or other Person.

ARTICLE IV

TERMINATION OF STATUS OR REMOVAL OF ADVISER AND SPONSOR;

TRANSFERS AND REPURCHASES

4.1 Termination of Status of the Adviser.

The status of the Adviser as Adviser and a manger shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with such Person, effective as of the date of such termination.

4.2 Termination of Status of the Sponsor.

The status of AMG Funds LLC as Sponsor and a manager shall terminate if the AMG Funds LLC shall voluntarily withdraw as Sponsor with written notice to the Board.

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4.3 Transfer of Units.

(a) Units may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board or the Sponsor (which may be withheld in each of its sole and absolute discretion).

(b) If any transferee does not meet any investor eligibility requirements established by the Fund from time to time, or if neither the Board nor the Sponsor consents to a Transfer, the Fund reserves the right to repurchase the transferred Units from the Member’s successor pursuant to Section 4.4.

(c) Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the right to tender such Units for repurchase by the Fund in connection with an offer to purchase such Units made by the Fund (provided that the Fund need not make any such offer) and shall be entitled to receive any dividend and other distributions paid by the Fund with respect to such Units, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board or the Sponsor (or a delegate of either of them), which may be withheld in each of its (or each delegate’s) sole discretion. The admission to the Fund of any transferee or successor as a substituted Member shall be effective upon such consent and the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement, without the consent of any other Person.

(d) Any pledge, transfer, or assignment not made in accordance with this Section 4.3 shall be void.

(e) Each transferring Member and transferee agrees to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such Transfer. Upon the Transfer to another Person or Persons of a Member’s Units, such transferring Member shall cease to be a member of the Fund with respect to such Units. Unless prohibited by applicable law (and then only to the extent so prohibited) each transferring Member shall indemnify and hold harmless the Fund, the Sponsor, the Adviser, the Directors, the officers of the Fund, each other Member, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such Persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3 and (ii) any misrepresentation by such Member (or such Member’s transferee) in connection with any such Transfer.

4.4 Repurchase of Units.

(a) Except as otherwise provided in this Agreement, no Member or other Person holding any Units shall have the right to withdraw or tender to the Fund for repurchase of

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any such Units. The Board may from time to time, and in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to offer to repurchase Units from Members, including the Adviser, Sponsor or any Affiliates thereof, pursuant to written tenders. In determining whether to cause the Fund to offer to repurchase Units from Members pursuant to written tenders, the Board shall consider the following factors, among others:

(1)	whether the Master Fund is making a contemporaneous repurchase offer for interests therein, and the aggregate value of interests the Master Fund is offering to repurchase;

(2)	whether any Members have requested to tender Units to the Fund;

(3)	the liquidity of the Fund’s and the Master Fund’s assets (including fees and costs associated with disposing of the Fund’s and the Master Fund’s interests in underlying Investment Funds);

(4)	the investment plans and working capital and reserve requirements of the Fund;

(5)	the relative economies of scale of the tenders with respect to the size of the Fund;

(6)	the history of the Fund in repurchasing Units;

(7)	the availability of information as to the value of the Fund’s and the Master Fund’s investments in underlying Investment Funds;

(8)	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

(9)	the anticipated tax consequences to the Fund of any proposed repurchases of Units; and

(10)	the recommendations of the Adviser or Sponsor.

The Board shall cause the Fund to repurchase Units pursuant to written tenders only on terms fair to the Fund and to all Members and Persons holding Units acquired from Members, as applicable.

(b) The Board may cause the Fund to repurchase all or any portion of the Units of a Member or any Person acquiring any Units from or through a Member if the Board determines or has reason to believe that:

(1)	such Units have been transferred in violation of Section 4.3 hereof, or such Units have vested in any Person by operation of law (i.e., the result of the

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death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Member);

(2)	if any transferee does not meet any investor eligibility requirements established by the Fund from time to time;

(3)	ownership of such Units by a Member or other Person is likely to cause the Fund or the Master Fund to be in violation of, or require registration of any Units under, or subject the Fund or the Master Fund to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

(4)	continued ownership of such Units by a Member may be harmful or injurious to the business or reputation of the Fund, the Master Fund, the Adviser, or the Sponsor, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal or regulatory consequences;

(5)	any of the representations and warranties made by a Member or other Person in connection with the acquisition of Units was not true when made or has ceased to be true;

(6)	with respect to a Member subject to special laws or regulations, the Member is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any Units;

(7)	the investment balance of the Member falls below the amount the Board determines from time to time to be a minimum investment in the Fund or rises above the amount the Board determines from time to time to be a maximum investment in the Fund; or

(8)	it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase such Units.

(c) Repurchases of Units by the Fund shall be payable in non-interest bearing promissory notes with such terms as determined by the Board in its discretion, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Units as of a date set by the Board. The amount due to any Member whose Units are repurchased shall be equal to the net asset value of such Member’s Units as applicable as of the effective date of repurchase, subject to subsequent adjustment, in the discretion of the Adviser or the Sponsor, in the event that additional relevant information becomes available following the Fund’s annual audit.

(d) If, at any time after the first two full years of the Fund’s operations, a Member submits to the Fund a written request to commence a repurchase offer and the Fund does not, within two years from the date of such written request, commence a repurchase offer

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for at least 5% of the Net Assets of the Fund, the Fund promptly will thereafter offer to all then Members the opportunity to contribute their Units to a special purpose vehicle (an “SPV”) to be registered under the 1940 Act or exempt from such registration and having the investment objective to liquidate at least 90% of its assets within three full fiscal years of such contribution. Any such offer to contribute will be made pursuant to an offering registered under the Securities Act of 1933, as amended, or pursuant to offering exempt from such registration. Any SPV organized pursuant to this section will not bear any investment advisory or investment management fees after the three fiscal year period.

ARTICLE V

UNITS

5.1 Units.

(a) The limited liability company interests in the Fund shall be divided into such transferable Units of one or more separate and distinct Classes of Units as the Board, in its sole discretion and without Member approval, from time to time create and establish. The Board shall have full power and authority, in its sole discretion, and without obtaining any prior authorization or vote of the Members of any Class of the Fund (i) to create, establish and designate, and to change in any manner, any initial Class or additional Classes, and to fix such preferences, voting powers, rights and privileges of such Classes, which may be superior to the preferences, voting powers, rights and privileges of any existing class, as the Board may from time to time determine; (ii) to divide or combine the Units or any Classes into a greater or lesser number, provided that such division or combination does not change the proportionate beneficial interest in the assets of the Fund of any Member or other holder of Units or in any way affect the rights of Units; (iii) to classify or reclassify any unissued Units or any Units previously issued and reacquired of any Class into one or more Classes that may be established and designated from time to time; and (iv) to take such other action with respect to the Units as the Board may deem desirable. Except as provided herein, each Unit of a particular Class shall represent an equal proportionate interest in the assets of the Fund (subject to the liabilities of the Fund), and each Unit of a particular Class shall be equal with respect to net asset value per Unit of that Class as against each other Unit of that Class. The rights attaching to all Units of a particular Class shall be identical as to right of repurchase by the Fund, dividends and other distributions (whether or not on liquidation), and voting rights. Unless another time is specified by the Board, the establishment and designation of any Class shall be effective upon the adoption of a resolution by the Board setting forth such establishment and designation and the preferences, powers, rights and privileges of the Units of such Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Class including, without limitation, any registration statement of the Fund, or as otherwise provided in such resolution;

(b) The number of the Fund’s authorized Units of each Class and the number of Units that may be issued is unlimited, and, subject to Section 2.7 hereof and Section 5.1(i) hereof, the Board may issue Units of each Class for such consideration and on such terms as they may determine (or for no consideration if issued in connection with a dividend in Units or a split of Units), or may reduce the number of issued Units in proportion to the relative net asset value

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of the Units then outstanding, all without action or approval of the Members. All Units when so issued on the terms determined by the Board shall be fully paid and non-assessable;

(c) All references to Units in this Agreement shall be deemed to be Units of any or all Classes as the context may require. All provisions herein relating to the Fund shall apply equally to each Class of the Fund except as the context otherwise requires;

(d) In accordance with Section 2.8 hereof, any Director, officer or other agent of the Fund (including, without limitation, the Adviser and Sponsor), and any organization in which any such Person is interested may acquire, own, and dispose of Units of the Fund to the same extent as if such Person were not a Director, officer or other agent of the Fund; and the Fund may issue and sell or cause to be issued and sold and may purchase Units from any such Person or any such organization subject only to the limitations, restrictions or other provisions applicable to the sale or purchase of Units generally;

(e) Units shall not be represented by certificates, but only by notation on the Unit records of the Fund, as kept by the Fund or by any transfer or similar agent, as the case may be. The Unit records of the Fund, whether maintained by the Fund or any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of each Class of Units and as to the number of Units of each Class held from time to time by each such Person;

(f) All consideration received by the Fund for the issue or sale of Units, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Fund generally and not to the account of any particular Member or holder of Units, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Fund;

(g) The liabilities, expenses, costs, charges and reserves attributable to the Fund shall be charged and allocated to the assets belonging to the Fund generally and not to the account of any particular Member or holder of Units and shall be so recorded upon the books of account of the Fund;

(h) Dividends and distributions on Units may be paid to the Members or holders of Units, with such frequency as the Board may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board may determine, from such of the income, capital gains accrued or realized, and capital and surplus, after providing for actual and accrued liabilities of the Fund and for any reasonable reserves as determined by the Board in its sole discretion. All dividends and distributions on Units shall be distributed pro rata to the Members or other holders of Units in proportion to the number of Units held by such Persons at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Board may determine that no dividend or distribution shall be payable on Units as to which the Member’s purchase order and/or payment have not been received by the time or times established by the Board under such program or procedure. Dividends and distributions on Units may be made in cash or Units or a combination thereof as

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determined by the Board or pursuant to any program that the Board may have in effect at the time for the election by each Member or other holder of Units of the mode of the making of such dividend or distribution to that Person. Any dividend or distribution paid in Units will be paid at the net asset value thereof as determined in accordance with Section 7.2 hereof. Notwithstanding anything in this Agreement to the contrary, the Board may at any time declare and distribute a dividend of Units or other property pro rata among the Members or other holders of Units at the date and time of record established for the payment of such dividends or distributions;

(i) Notwithstanding anything to the contrary contained herein, none of the Directors or the Members, nor any other Person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate Section 18-607 of the Delaware Act or any other applicable law;

(j) Units shall be transferable only in accordance with Section 4.3 hereof;

(k) The Board, subject to Section 2.7 hereof, may accept investments in the Fund by way of Unit purchase, from such Persons, on such terms (including minimum purchase amounts) and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine. Such investments may be in the form of cash, Securities or other property in which the Fund is authorized to invest, hold or own, valued as provided in Section 7.2 hereof. The Board may authorize any distributor, principal underwriter, custodian, transfer agent or other Person to accept orders for the purchase or sale of Units that conform to such authorized terms and to reject any purchase or sale orders for Units whether or not conforming to such authorized terms;

(l) Units may be issued as fractions thereof. Any fractional Unit, if outstanding, shall carry proportionately all the rights and obligations of a whole Unit, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Units, and liquidation of the Fund. Fractions of Units shall be calculated to three decimal points.

ARTICLE VI

DISSOLUTION AND LIQUIDATION

6.1 Dissolution.

(a) The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(1)	upon the affirmative vote to dissolve the Fund by the Board;

(2)	upon the determination of the Members not to continue the business of the Fund at a meeting called by the Sponsor in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity;

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(3)	at the election of the Sponsor to dissolve the Fund; or

(4)	as required by operation of law.

Except as provided above, Members shall not have the authority, by vote or otherwise, to dissolve or cause the dissolution of the Fund. Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section  6.2 hereof and the Certificate has been canceled.

6.2 Liquidation of Assets.

(a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall liquidate, in an orderly manner, the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

(1)	payments in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis;

(2)	such debts and liabilities as are owing to current or former Members who hold non-interest bearing promissory notes of the Fund as a result of having previously tendered their Units to the Fund for repurchase shall be paid next in their order of seniority and on a pro rata basis,

(3)	such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

(4)	the Members shall be paid next, on a pro rata basis, in proportion to the relative number of Units held by such Persons.

(b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made, the assets distributed in kind shall be valued pursuant to Section 7.2 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above.

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ARTICLE VII

ACCOUNTING, VALUATIONS AND WITHHOLDING

7.1 Accounting and Reports.

(a) The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund. The Fund’s accounts shall be maintained in U.S. currency.

(b) Except as required by the 1940 Act, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member or about the affairs of the Fund. To the fullest extent permitted by Section 18-305(f) of the Delaware Act, each Member agrees that its right to receive information from the Fund with respect to its interest in the Fund is restricted to only those rights to information set forth in this Agreement. No act of the Fund, the Adviser, the Sponsor, or any other Person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund’s ability to enforce the limitations set forth in the first sentence of this Section 7.1(b).

7.2 Valuation of Assets.

(a) Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Investment Funds) as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board. Assets of the Fund invested in Investment Funds shall be valued at fair value in accordance with procedures adopted by the Board. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.2 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

7.3 Withholding.

(a) The Board may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

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(b) For purposes of this Agreement, any taxes so withheld or paid over by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement.

(c) The Board shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Unless prohibited by applicable law (and then only to the extent so prohibited), each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

8.1 Amendment of Limited Liability Company Agreement.

(a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act); and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

(b)	Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the Fund;

(2)	reduce the rights attaching to the Units held by any Person as against the rights attaching to the Units held by any other Person, except to the extent specifically contemplated by Section 5.1(a); or

(3)	modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(2) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her Units for repurchase by the Fund (except as otherwise contemplated in Section 8.1(c) hereof).

(c) By way of example only, the Board, at any time without the consent of the Members may:

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(1)	restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)	amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; and

(3)	amend this Agreement, taking due consideration of the interests of the Members as a whole to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund maintains its then-current federal tax treatment.

(d) The Board shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2 Special Power of Attorney.

(a) Each Member hereby irrevocably makes, constitutes and appoints the Sponsor and each of the Directors, acting severally, and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)	any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(3)	all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent. If an amendment to the Certificate

25

or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c) Pursuant to Section 18-204(c) of the Delaware Act, this power-of-attorney is a special power-of-attorney and is irrevocable and is coupled with an interest sufficient in law to support an irrevocable power in favor of the Sponsor and each of the Directors, acting severally, and any liquidator of the Fund’s assets, appointed pursuant to Section 6.2 hereof, and as such:

(1)	shall be irrevocable and continue in full force and effect notwithstanding the subsequent death, disability, incapacity, dissolution, termination of existence or bankruptcy of, or any other event concerning, any party granting this power-of-attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

(2)	shall survive the delivery of a Transfer by a Member of its Units, except that where the transferee thereof has been approved by the Board or the Sponsor for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board, the Sponsor, or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3 Notices.

Notices which may be or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or by Electronic Transmission, including e-mail, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, Electronic Transmission (including e-mail), commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

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8.4 Agreement Binding Upon Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

8.5 Applicability of 1940 Act and Form N-2.

The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

8.6 Choice of Law; Derivative and Direct Claims.

(a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be governed by and construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

(b) No Member shall commence any proceeding on behalf or for the benefit of the Fund until (i) a written demand has been made upon the Fund to take suitable action, and (ii) 90 days have elapsed from the date the demand was made, or, if the decision whether to reject such demand has been duly submitted to a vote of the Members, 120 days have elapsed from the date the demand was made, unless in either case the Member has earlier been notified that the demand has been rejected. Such demand shall be mailed to the Secretary of the Fund at the Fund’s principal office and shall set forth with particularity the nature of the proposed proceeding or claim and the essential facts relied upon by the Member to support the allegations made in the demand. In its sole discretion, the Board may submit the matter to a vote of Members of the Fund or any Class, as appropriate. Any decision by the Board to bring, maintain or settle (or not to bring, maintain or settle) such proceeding, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Fund, or to submit the matter to a vote of Members, shall be made by a majority of the Independent Directors in their sole business judgment and shall be binding upon the Members, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand. The Fund shall advise the Member submitting such demand whether it requires additional reasonable time within which to conduct an inquiry into the allegations made in the demand. Any Independent Director acting in connection with any demand or any proceeding relating to a claim on behalf or for the benefit of the Fund shall be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

(c) No class of Members shall have the right to bring or maintain a direct action or claim for monetary damages against the Fund or the Directors predicated upon an express or implied right of action under this Agreement or the 1940 Act, nor shall any single

27

Member, who is similarly situated to one or more other Members with respect to an alleged injury, have the right to bring such an action, unless the class of Members or single Member has obtained authorization from a majority of the Independent Directors to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Directors. A request for authorization shall be mailed to the Secretary of the Fund at the Fund’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the class of Members or single Member to support the allegations made in the request. The Board shall consider such request within 90 days after its receipt by the Fund. In its sole discretion, the Board may submit the matter to a vote of Members of the Fund. Any decision by a majority of the Independent Directors to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Members, shall be binding upon the class of Members or single Member seeking authorization.

8.7 Not for Benefit of Creditors.

The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, the Adviser, the Sponsor, officers of the Fund, Directors, and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement (except as provided in Section 3.6).

8.8 Consents.

Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

8.9 Merger and Consolidation.

Unless otherwise required by applicable law, notwithstanding any other provision of this Agreement, the Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved by the Board, without the consent of any other Member or Person being required.

8.10 Pronouns.

All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Person or Persons, firm or corporation may require in the context thereof.

8.11 Confidentiality.

(a) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other Person the name or address (whether business, residence or mailing) of any Member (collectively, “Confidential Information”) without the prior written consent of the Board, which consent may be withheld in

28

its sole discretion, it being understood and agreed that the foregoing provision is not applicable to the Fund.

(b) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates’ principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.

(c) Notwithstanding anything to the contrary in this Agreement, the Fund, the Board, the Adviser, and the Sponsor shall each have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board, the Adviser, or the Sponsor reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board, the Adviser, or the Sponsor in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

8.12 Certification of Tax Status.

Unless such certification is not deemed necessary by the Adviser or Sponsor, each Member or transferee of Units from a Member that is admitted to the Fund in accordance with this Agreement shall certify upon admission to the Fund whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, as well as such other tax matters as deemed necessary or appropriate by the Fund, Adviser, Sponsor, or Board, and shall notify the Fund within 30 days of any change in such Member’s status; each Member or transferee of Units from a Member that is admitted to the Fund in accordance with this Agreement shall, from time to time, provide such tax certification, documentation, waivers, representations or information as requested by the Fund, Adviser, Sponsor, or Board. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

8.13 Severability.

If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

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8.14 Filing of Returns.

The Board or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal income tax return in compliance with Section 6012 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

8.15 Tax Election.

The Sponsor, or any officer, Director, or Member (at the request of the Board) is hereby authorized to make any election and to take any necessary or appropriate action in connection therewith to cause the Fund to be classified as an association taxable as a corporation for U.S. Federal tax purposes.

8.16 Entire Agreement.

This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the Fund, without the consent of any Member, may enter into written agreements which have been approved by the Board (“Other Agreements”) with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

8.17 Discretion.

Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, whenever in this Agreement, a Person is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such Person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by law, have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii)  in its “good faith” or under another express standard, then such Person shall act under such express standard.

8.18 Counterparts.

This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

8.19 Effectiveness. Pursuant to Section 18-201(d) of the Delaware Act, this Agreement shall be effective as of the time of the filing of the Certificate.

[Signature Page Follows]

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EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

ORGANIZATIONAL MEMBER: AMG FUNDS LLC

By:	/s/ Jeffrey T. Cerutti
Name: Jeffrey T. Cerutti
Title: President and Principal Executive Officer

PANTHEON VENTURES (US) LP, as Adviser

By:	/s/ T. Sheldon Chang
Name: T. Sheldon Chang
Title: Managing Director

AMG FUNDS LLC, as Sponsor

By:	/s/ Keitha L. Kinne
Name: Keitha L. Kinne
Title: Chief Operating Officer

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The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.

By:	/s/ Christine C. Carsman
Christine C. Carsman, Director

By:	/s/ Kurt Keilhacker
Kurt Keilhacker, Director

By:	/s/ Eric Rakowski
Eric Rakowski, Director

By:	/s/ Victoria Sassine
Victoria Sassine, Director

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SCHEDULE I

Directors and Officers

Directors

Name and Address

Christine C. Carsman

c/o AMG Funds LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

Kurt Keilhacker

c/o AMG Funds LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

Eric Rakowski

c/o AMG Funds LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

Victoria Sassine

c/o AMG Funds LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

Officers

Name and Address	Positions Held
Jeffrey T. Cerutti c/o AMG Funds LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	President and Principal Executive Officer

Keitha L. Kinne c/o AMG Funds LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Chief Operating Officer

Donald S. Rumery c/o AMG Funds LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Treasurer, Principal Financial Officer, and Principal Accounting Officer

Sheldon Chang c/o Pantheon Ventures (US) LP 600 Montgomery Street, 23rd Floor San Francisco, California 94111	Executive Vice President

Susan Giacin c/o Pantheon Ventures (US) LP 600 Montgomery Street, 23rd Floor San Francisco, California 94111	Executive Vice President

Caren Cunningham c/o AMG Funds LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Secretary and Chief Legal Officer

Lewis Collins c/o AMG Funds LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Assistant Secretary

Leslie Osborn c/o AMG Funds LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Chief Compliance Officer

Matthew B. Wallace c/o AMG Funds LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Anti-Money Laundering Compliance Officer

APPENDIX B: ADVISER PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy and Procedures

Last updated September 2011

Overview and Policies

Pantheon has adopted and implemented written policies and procedures reasonably designed to ensure that Pantheon applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients. 1 The following policies and procedures address instances where Pantheon is asked to (1) vote with respect to a directly held underlying portfolio company security or (2) vote, approve or consent to an action with respect to an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients. For purposes of these policies and procedures, “clients” refer to Pantheon’s funds-of-funds and separate account clients.

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. Exhibits A and B attached hereto contain Pantheon’s Proxy Voting Guidelines. Proposals not specifically addressed by Pantheon’s Guidelines are evaluated on a case-by-case basis, keeping in mind that the objective is to vote in the best interest of each client.

With respect to ERISA accounts, it is Pantheon’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

Pantheon shall act prudently, solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore exercised in accordance with the fiduciary duties under ERISA.

Procedures

Should Pantheon need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

1.	The relationship/portfolio manager (PM) for the investment reviews the issue(s), consulting with other investment professionals as necessary.

2.	The PM must exercise reasonable diligence to determine whether any conflicts of interest exist between Pantheon (and its affiliates) on the one hand, and its clients on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional (other than through employment by Pantheon)

[1]	SEC Rule 206(4)-6. IAA 1940

relationship, the PM will refer the issue to a Partner for action.[2] The PM has a duty to disclose any such conflicts.

3.	If a material or non-material conflict is identified, the issue must be brought to the attention of Pantheon’s Chief Compliance Officer.

4.	The best interest of the client shall be the primary consideration in the PM’s decision-making process. The PM will consult the Guidelines set forth in Exhibits A and B. Pantheon should generally vote in accordance with these Guidelines, however, deviation is permissible if warranted by specific facts and circumstances of the situation, and approved by a Pantheon Partner.

5.	Pantheon’s voting recommendation is documented by the PM and approved in writing by a Partner or a designee and documentation is retained in the CAM system.

Upon request by a client, Pantheon shall provide the client a copy of its Guidelines and/or information on its voting record with respect to the client’s account.

Responsible Parties

Pantheon’s Partners are responsible for supervising investment professionals’ overall compliance with these policies and procedures. Each PM is responsible for implementation in accordance with these policies and procedures. Pantheon’s Investment teams are responsible for executing on approved voting recommendations and for recordkeeping. Breaches of these policies and procedures shall be reported to Pantheon’s Compliance team, which is responsible for escalating the issue to Pantheon’s Executive Committee as appropriate.

Pantheon’s Partners (or other designated senior member of the U.S. investment team) shall review these policies and procedures at least annually and work together with Pantheon’s Compliance team to update them as needed.

[2]	For example, a conflict may exist if the PM has a spouse or close family member or friend who is a director or executive officer of a company whose securities are the subject of the proxy solicitation.

EXHIBIT A

PROXY VOTING GUIDELINES

FOR DIRECTLY HELD PORTFOLIO COMPANY SECURITIES

I.	Boards of Directors

A.	Voting On Director Nominees in Uncontested and Contested Elections

Votes on director nominees are made on a case-by-case basis, examining a number of factors including but not limited to: long-term financial performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings during the past two years; nominee’s investment in the company; whether the Chairman is also serving as CEO; qualifications of nominee; number of other board seats held by nominee and other significant duties that will impact the nominee’s time commitment to the board; and in the case of contested elections, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

B.	Chairman and CEO are the Same Person

Pantheon votes on a case-by-case basis on proposals that would require the positions of chairman and CEO to be held by different persons. In general, proposals are supported that seek different persons to serve as the Chairman and CEO.

C.	Majority of Independent Directors

Proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis. In general, proposals are supported that seek to require that a majority of directors be independent.

D.	Stock Ownership Requirements

Pantheon votes against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Pantheon votes against proposals to limit the tenure of directors. Pantheon believes that a director’s qualification, not length of service, should be the only factor considered.

F.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

Generally, Pantheon will vote for indemnification provisions that are in accordance with state law. Pantheon will vote for proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. Pantheon will vote for proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. Pantheon will vote against indemnification for gross negligence.

II.	Executive and Director Compensation

In general, executive and director compensation plans are voted on a case-by-case basis, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Compensation plans should include clear performance goals related to the company’s short term and especially long-term performance.

A.	Proposals to Limit Executive and Director Pay

All proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

B.	Golden and Tin Parachutes

All proposals to ratify or cancel golden or tin parachutes are reviewed on a case-by-case basis.

C.	Employee Stock Ownership Plans (ESOPs)

Pantheon votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

Proposals to implement a 401(k) savings plan for employees are reviewed on a case-by-case basis.

III.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Pantheon votes against proposals to classify the board. Pantheon votes for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

Pantheon votes against proposals that provide that directors may be removed only for cause. Pantheon will vote for proposals to restore shareholder ability to remove directors with or without cause. Pantheon will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Pantheon will vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Pantheon votes for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

Pantheon votes against proposals to restrict or prohibit shareholder ability to call special meetings. Pantheon votes for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Pantheon votes for proposals to allow shareholders to take action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Pantheon votes against proposals that give management the ability to alter the size of the board without shareholder approval. Proposals to change the number of directors are considered on a case-by-case basis.

IV.	Tender Offer Defenses

A.	Poison Pills

Pantheon votes for proposals that ask a company to submit its poison pill for shareholder ratification. Pantheon votes against proposals to ratify a poison pill.

B.	Fair Price Provisions

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. Pantheon will consider fair price provisions on a case-by-case basis.

C.	Greenmail

Greenmail, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. Pantheon will vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Pantheon reviews on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. Pantheon votes against proposals granting unequal voting rights.

E.	Supermajority Amendments

In most instances, Pantheon will vote against these proposals for supermajority vote requirements and will vote for shareholder proposals that seek to reinstate the simple majority vote requirement.

V.	Miscellaneous Governance Provisions

A.	Equal Access

Pantheon votes for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

B.	Bundled Proposals

Pantheon does not generally support proposals that “link” or “bundle” two elements or issues together in one and prefer to see each submitted separately, but reviews such items on a case-by-case basis.

VI.	Capital Structure

A.	Common Stock Authorization

Pantheon reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions: Splits and Dividends

Pantheon reviews proposals to increase common share authorization for a stock split on a case-by-case basis.

C.	Reverse Stock Splits

Pantheon reviews proposals to implement a reverse stock split on a case-by-case basis.

D.	Blank Check Preferred Authorization

Pantheon votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Pantheon reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. Pantheon reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Share Repurchase Programs

Pantheon votes for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	State of Incorporation

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.	Ratifying Auditors

Pantheon generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IX.	Social Responsibility, Environmental and Political Issues

Pantheon assesses proposals involving social responsibility, environmental and political issues on a case-by-case.

EXHIBIT B

PROXY VOTING GUIDELINES

FOR UNDERLYING FUND INVESTMENTS

I.	Boards of Directors

See Proxy Voting Guidelines for Directly Held Portfolio Company Securities.

II.	Company Management

A.	General Partner/Manager Replacement

Pantheon generally votes for proposals to replace management in for cause situations. Other situations are considered on a case-by-case basis.

B.	General Partner/Manager Resource Allocation

Pantheon votes against proposals that divert or create competition for the resources of the General Partner or the Manager of the fund.

C.	Transfer of General Partner’s/Manager’s Interest

Pantheon considers management proposals on a case-by-case basis that request approval to sell, assign, or transfer the interest of the General Partner or key management team to a third party.

III.	Capital Structure

Capitalization Process

For closed-end funds, Pantheon will consider extensions to the period for raising capital if the General Partner can demonstrate that a larger fund benefits investors or is counteracted by an increased transaction pipeline and an adequate resource commitment to managing the additional capital.

B.	Debt

Changes to pre-specified limits and guidelines on fund borrowing, including lines of credit, will be considered on a case-by-case basis.

IV.	Fund Operations

A.	Investment Period

Pantheon generally votes for proposals to terminate the investment period if key management personnel change without adequate replacement or if the fund’s strategy is no longer viable. Other situations are considered on a case-by-case basis.

B.	Term

Extensions or premature termination of a closed-end fund will be considered on a case-by-case basis considering the impact on value of shareholders/partners investments.

C.	Diversification/Investment Limitations

Changes to diversification/investment limits will be considered on a case-by-case basis.

D.	Affiliate Transactions

Pantheon considers affiliate transactions on a case-by-case basis.

E.	Distributions In Kind

Pantheon will consider proposals to make Distributions in Kind on a case-by-case basis, although Pantheon would generally support distributions of freely tradable publicly traded securities.

V.	Fund Restructurings

Pantheon considers on a case-by-case basis those transactions whereby a fund (using all or a portion of its assets) seeks to become publicly owned or seeks to merge with another private entity. With the assistance of consultants and advisors, Pantheon will evaluate whether the transaction is in the long-term best economic interest of the investors or whether it is designed to further the interests of current management at a cost to investors.

In addition to economic analyses, Pantheon will consider whether: (a) other potential bidders have had an opportunity to investigate the company and make competing bids; (b) management has used a “lockup” device that prevented third party bidders from competing fairly; or (c) management with a controlling interest is willing to match or exceed competing offers. Pantheon will also consider whether a “fairness opinion” has been issued and, if so, on what terms the provider of the opinion was retained. Finally, Pantheon will weigh governance issues to ensure that shareholder rights are not destroyed.

If the evaluation indicates that management is not pursuing fully the shareholders’ interests, Pantheon will not support the proposal. If the evaluation indicates that management has pursued the interests of shareholders in seeking to maximize the value, Pantheon will support the proposal.

PART C. OTHER INFORMATION

Item 25.	Financial Statements and Exhibits.

1.	Financial Statements:	Not Applicable.

2.	Exhibits:

	(a)	(1) Certificate of Formation – filed herewith as Exhibit (a)(1).
(2) Limited Liability Company Agreement — included as Appendix A to the Registrant’s Confidential Private Placement Memorandum

	(b)	Not Applicable.

	(c)	Not Applicable.

	(d)	See Item 25(2)(a)(2).

	(e)	None.

	(f)	Not Applicable.

	(g)	(1) Form of Investment Advisory Agreement – filed herewith as Exhibit (g)(1).
(2) Form of Expense Limitation and Reimbursement Agreement – filed herewith as Exhibit (g)(2).

	(h)	(1) Form of Intermediary Placement Agent Agreement – filed herewith as Exhibit (h)(1).
(2) Form of Distribution and Service Plan – filed herewith as Exhibit (h)(2).

	(i)	Not Applicable.

	(j)	Form of Custodian Agreement between the Registrant and The Bank of New York Mellon – filed herewith as Exhibit (j).

	(k)	(1) Form of Administration Agreement between the Registrant and AMG Funds LLC – filed herewith as Exhibit (k)(1).

(2) Form of Transfer Agency Agreement between the Registrant and BNY Mellon Investment Servicing

(US) Inc. – filed herewith as Exhibit (k)(2).

(3) Form of Fund Accounting Agreement between the Registrant and The Bank of New York Mellon – filed herewith as Exhibit (k)(3).

	(l)	Not Applicable.

	(m)	Not Applicable.

(n)	Consent of PricewaterhouseCoopers LLP – filed herewith as Exhibit (n).

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r)	(1) Code of Ethics of AMG Pantheon Private Equity Fund, LLC – filed herewith as Exhibit (r)(1).
(2) Code of Ethics of Pantheon Ventures (US) LP – filed herewith as Exhibit (r)(2).
(3) Code of Ethics of AMG Distributors, Inc. – filed herewith as Exhibit (r)(3).

Item 26.	Marketing Arrangements: Not Applicable.

Item 27.	Other Expenses of Issuance and Distribution:

Estimated Expenses:

Legal fees	$415,800
Accounting fees	$2,500
Directors Meetings	$6,000
Directors Expenses	$1,500
Tax	$15,000
Printing/Filing	$1,000

Total	$441,800

Item 28.	Persons Controlled by or Under Common Control with Registrant:

After completion of the private offering of interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant and the Master Fund may be deemed to be controlled by Pantheon Ventures (US) LP, the adviser of the Registrant and the Master Fund (the “Adviser”). Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (the “SEC”) (File No. 801-71327), and is incorporated herein by reference.

Item 29.	Number of Holders of Securities as of May 28, 2014:

Title of Class	Number of Record Holders
Advisory Class Units	0

Item 30.	Indemnification:

Reference is made to Section 3.6 of the Registrant’s Limited Liability Company Agreement (the “LLC Agreement”), included as Appendix A to the Confidential Memorandum, and to Paragraph 7 of the Registrant’s Investment Advisory Agreement (the “Investment Advisory Agreement”), filed as Exhibit (g)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement and the Investment Advisory Agreement in a manner consistent with Release 40-11330 of the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was an independent director, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31.	Business and Other Connections of Investment Adviser:

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Confidential Memorandum in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-71327), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records:

AMG Funds LLC, the Registrant’s administrator, maintains certain required accounting related and financial books and records of the Registrant at 800 Connecticut Avenue, Norwalk, Connecticut 06854. Other required books and records are maintained by Pantheon Ventures (US) LP at 600 Montgomery Street, 23rd Floor San Francisco, California 94111 or 1095 Sixth Avenue, 32nd Floor, New York, New York 10036 or by The Bank of New York Mellon at 2 Hanson Place, Brooklyn, New York 10286 or 101 Barclay Street, New York, New York 10286.

Item 33.	Management Services: Not Applicable.

Item 34.	Undertakings: Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 28th day of May, 2014.

AMG PANTHEON PRIVATE EQUITY FUND, LLC

By:	/s/ Keitha L. Kinne
Name: Keitha L. Kinne
Title: Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

(a)(1)	Certificate of Formation

(g)(1)	Form of Investment Advisory Agreement

(g)(2)	Form of Expense Limitation and Reimbursement Agreement

(h)(1)	Form of Intermediary Placement Agent Agreement

(h)(2)	Form of Distribution and Service Plan

(j)	Form of Custodian Agreement

(k)(1)	Form of Administration Agreement

(k)(2)	Form of Transfer Agency Agreement

(k)(3)	Form of Fund Accounting Agreement

(n)	Consent of PricewaterhouseCoopers LLP

(r)(1)	Code of Ethics of the Registrant

(r)(2)	Code of Ethics of Pantheon Ventures (US) LP

(r)(3)	Code of Ethics of AMG Distributors, Inc.